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UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
Definitive Information Statement
Soliciting Material Pursuant to s.240.14a-12
SE GLOBAL EQUITIES CORP.
________________________________________________________________________ (Name of Registrant As Specified In Its Charter)

N/A
________________________________________________________________________ (Name of Person(s) Filing Proxy Statements, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
1)	Title of each class of securities to which transaction applies: Common Shares
2)	Aggregate number of securities to which transaction applies: 55,250,000 (on a post split basis)
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $2.94 per share post split based on last trade price on August 10, 2005
4)	Proposed maximum aggregate value of transaction: $162,435,000 (Based on last trade price for calculation of fee only. Deemed value of shares to be issued in transaction by parties $50,000,000)
5)	Total fee paid: $19,118.60

SE GLOBAL EQUITIES CORP.

PO Box 297, 1142 S. Diamond Bar Blvd., Diamond Bar, CA 91765

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 12, 2005

Notice Is Hereby Given that a Special Meeting of Stockholders of SE GLOBAL EQUITIES CORP., a MINNESOTA corporation ("SE GLOBAL" OR the "Company"), will be held on Monday, SEPTEMBER 12, 2005 at 2:00 P.m. local time at , Suite 1200, 777 West Broadway Vancouver, BC V5Z 4J7, for the following purposes:

1.	To approve the acquisition of all the shares of Sun New Media Group Limited from Sun Media Investment Holdings Ltd.;
2.	To approve a one for two reverse split of the issued and outstanding shares of common stock;
3.	To approve the amendment of the Articles of Incorporation to:
	a.	change the name of SE Global from "SE Global Equities Corp." to "Sun New Media Inc."; and
	b.	restore the authorized share capital of SE Global Equities Corp. after the reverse split to:
		i.	750,000,000 shares of common stock with a par value of $0.01 per share; and
		ii.	250,000,000 shares of preferred stock with a par value of $0. 01 per share;
4.	To elect four persons to SE Global's Board of Directors to serve until the next annual general meeting of stockholders and until their respective successors are elected or appointed.

The Board of Directors has fixed the close of business on August 10, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

Your attention is directed to the accompanying proxy statement for further information regarding each proposal being made.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Toby Chu
_________________________________
TOBY CHU, CHAIRMAN &
CHIEF EXECUTIVE OFFICER

Approximate date of mailing: August 22, 2005

All stockholders of SE Global are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

SE GLOBAL EQUITIES CORP.
PO Box 297, 1142 S. Diamond Bar Blvd., Diamond Bar, CA 91765

PROXY STATEMENT FOR STOCKHOLDERS

The Board of Directors of SE Global Equities Corp., a Minnesota corporation ("SE Global" or the "Company") is furnishing this Proxy Statement to stockholders of SE Global in connection with a special meeting of the stockholders of SE Global to be on Monday, September 12, 2005 at 2:00 P.M. local time, at Suite 1200, 777 West Broadway Vancouver, BC V5Z 4J7, in accordance with subdivision 302A.432 of the Minnesota Business Corporations Act. An affirmative vote by the stockholder(s) holding a majority of the outstanding voting securities of SE Global as of August 10, 2005, is necessary for the adoption of the proposed actions. The following actions are being proposed:
1.	acquisition of all the shares of Sun New Media Group Limited from Sun Media Investment Holdings Ltd.;
2.	a reverse split of the issued and outstanding shares of common stock on a two outstanding share for one new share basis;
3.	an amendment of the Articles of Incorporation to:
	a.	change the name of SE Global from "SE Global Equities Corp." to "Sun New Media Inc."; and
	b.	restore the authorized share capital of SE Global after the reverse split to:
		i.	750,000,000 shares of common stock with a par value of $0.01 per share; and
		ii.	250,000,000 shares of preferred stock with a par value of $0. 01 per share;
4.	the election of four persons to SE Global's Board of Directors to serve until the next annual general meeting of stockholders and until their respective successors are elected or appointed.

The Board of Directors has fixed the close of business on August 10, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

All stockholders of SE Global are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

You are respectfully urged to read the Proxy Statement contained in this booklet for further information concerning the individuals nominated as directors, the amendments to the Articles of Amendment and the use of the proxy.

A copy of SE Global's audited financial statements for the fiscal year ended December 31, 2004 and unaudited quarterly financial statements for the quarter ended March 31, 2005, accompanies this Proxy Statement.

The date of this Proxy Statement is August 10, 2005.

QUESTIONS AND ANSWERS

Q: What am I being asked to approve?

A: You are being asked to approve the following transactions:

1.	acquisition of all the shares of Sun New Media Group Limited from Sun Media Investment Holdings Ltd.;
2.	a reverse split of the issued and outstanding shares of common stock on a two outstanding share for one new share basis;
3.	an amendment of the Articles of Incorporation to:
	a.	change the name of SE Global from "SE Global Equities Corp." to "Sun New Media Inc."; and
	b.	restore the authorized share capital of SE Global after the reverse split to:
		i.	750,000,000 shares of common stock with a par value of $0.01 per share; and
		ii.	250,000,000 shares of preferred stock with a par value of $0. 01 per share;
4.	the election of four persons to SE Global's Board of Directors to serve until the next annual general meeting of stockholders and until their respective successors are elected or appointed.

Capital Alliance Group Inc. ("CAG") holds 14,640,905 shares of SE Global or 80.83% of the 18,113,740 of the issued and outstanding share capital of SE Global. CAG has indicated that it intends to votes its majority share position in favor of the above actions.

Q: Why have the Board of Directors agreed to approve these actions?

A: All of these actions are necessary to accomplish the terms of our acquisition of all of the shares of Sun New Media Group Limited (BVI) ("SNMG"), a company 100% owned by Sun Media Investment Holdings Ltd. ("Sun Media"), (the "Acquisition" or "Transaction"). SE Global entered into an engagement term sheet dated January 7, 2005 between SE Global, Capital Alliance Group Inc. ("CAG"), who is the parent company of SE Global, and Sun Media (the "Term Sheet") which outlined the basic terms of a much larger transaction between the parties. The parties mutually agreed to not go forward with this originally proposed transaction and instead to proceed with the acquisition of SNMG by SE Global. The parties have negotiated the formal documents required complete this new Transaction. These documents include a share purchase agreement, a share acquisition agreement, a pooling agreement, a management agreement, finder fee agreement and other related documents.

Q. Why are we purchasing SNMG?

A. We are purchasing 100% of the issued and outstanding share capital of SNMG because we believe that the transaction will be the first step to entering into a new line of business which potentially will increase existing stockholder value and increase and diversify our sources of income.

Q. Are we assuming any of SNMG's liabilities in connection with the Transaction?

A. Yes. As we are acquiring all of the issued and outstanding shares of SNMG's we will be assuming the liabilities SNMG.

Q. What will Sun Media receive in the Transaction?

A. We plan on issuing 50,000,000 shares of our common stock to Sun Media after giving effect to the 2 for 1 reverse stock split. We have also agreed to issue 5,000,000 shares to two agents of Sun Media which together with the shares being issued to Sun Media and acquired by Sun Media from CAG will constitute approximately 85.88% of our issued and outstanding shares of common stock on a non-diluted basis and 84.97% on a fully diluted basis.

Q. When do you expect the Transaction to close?

A. We are working towards completion of the Transaction as quickly as possible. If the Transaction does not close by December 31, 2005, either party may terminate the Transaction.

Q. Why are you seeking stockholder approval of the Share Purchase of SNMG?

A. It is important to SE Global, and the new management of SE Global, that the stockholders of SE Global understand the transaction and are behind SE Global's new business direction. We are incorporated under the laws of the State of Minnesota. Under Minnesota law, we are required to seek stockholder approval of the Transaction. In addition, shares of our common stock are traded on the OTC Bulletin Board. The OTC Bulletin Board does not require that we seek stockholder approval of the Transaction in order for our shares to be quoted.

Q: What are the basic terms of the Transaction?

A: The basic terms are as follows:

  SE Global will issue 50,000,000shares of SE Global to Sun Media the parent company of SNMG, and an additional 5,000,000 shares of SE Global to other parties related in the transaction. On close of the Transaction these parties will hold approximately 86.22% of SE Global's issued and outstanding common stock;
  In conjunction with the Transaction, CAG, has agreed to sell to Sun Media 500,000 of its shares of SE Global for an aggregate purchase price of $450,000. CAG has received $150,000 cash deposit from Sun Media to secure this share transaction;
  SE Global will change its name to "Sun New Media, Inc.";
  SE Global will complete a two for one reverse stock split of the issued and outstanding shares of common stock;
  CAG, Sun Media and related parties will enter into a pooling agreement limiting the number of shares which may be sold by the parties over a period of two years;
  On closing the Transaction, the current board of directors of SE Global will resigns and a new Board of Directors will be appointed;
  Sun Media will cause SNMG to transfer $100,000 cash capital to SE Global's existing US brokerage business as new operating capital, and guarantee SNMG will transfer an additional $100,000 one year after the close of the Transaction;
  SE Global's existing Stockholders will retain their present stockholdings in SE Global and are not required to do anything.

More detailed information regarding the Transaction terms can be found under the heading "Summary of Transaction Contemplated by the Share Purchase Agreement" in this Proxy Statement.

Q: Will I recognize a gain or loss in connection with the transaction with SNMG and Sun Media?

A: No. We expect the transaction to qualify as tax-free reorganization for United States federal income tax purposes.

Q: Do I have appraisal rights?

A: No. Minnesota law only provides stockholders with appraisal rights in the event of a sale or exchange of all, or substantially all, of the property of a Minnesota corporation, other than in the usual and regular course of business. Minnesota does not provide for dissenter's rights of appraisal in connection with the share purchase agreement, recapitalization or other actions being taken by SE Global at this time.

Q: Are there any conditions to the Transaction?

A: Yes. There are several conditions, including the following:

  SE Global must be current with all reports it is required to be filed under the Securities Exchange Act of 1934, as amended;
  SE Global must have obtained stockholder approval of the transaction, name change, reverse split, recapitalization and appointment of new directors;
  CAG must complete the sale of 500,000 shares of SE Global to Sun Media;
  all representations and warranties contained in the share purchase agreement must be true in all material respects as of the closing date;

  the performance of all agreements, covenants and obligations required to be performed under the share purchase agreement as of the closing date;
  receipt by the parties of the necessary officers' certificates and legal opinions;
  receipt of all third party consents that may be required from government bodies and others;
  the resignation of the current directors and officers of SE Global;
  the appointment of the current Board of Directors of nominees of Sun Media as the new directors of SE Global; and
  no injunction or litigation having been commenced regarding the Transaction.

Q: What business is conducted by SNMG?

A: SNMG is a newly formed British Virgin Island company. SNMG is a wholly owned subsidiary of Sun Media. SNMG owns the distribution and programming rights of Sun Media's core television programs produced by Sun 365 Company Ltd., another subsidiary company of Sun Media. These distribution and programming rights include the renowned top rating television show Yang Lang One on One,  C'est la Vie,  C'est la Vie Daily, 66 Places of a Lifetime, Olympics and Me and selected electronic publishing products produced by Compass Multi-Media Inc.

Q: Are there risks involved in this new business line?

A: Yes. Our success will depend on:

  our new distribution and programming rights carry a risk of future obsolescence;
  our ability to expand the existing distribution sales of the programming we are acquiring beyond the relatively few customers currently targeted;
  our ability to distribute the programming right we are acquiring internationally. Risks in international distribution includes: cancellation or renegotiation of contracts, changes in laws and policies affecting international trade (including taxes), credit risk, fluctuating foreign exchange rates and controls, civil strife, acts of war, guerilla activities, insurrection, terrorism, changing retailer and consumer tastes and preferences with regard to our programming, differing degrees of protection of our intellectual property, cultural barriers, and potential instability of foreign economies and governments.
  the effort, knowledge of key personnel of the new board of directors. If one of these individuals leaves us our business may be adversely affected.
  the continued PRC government encouragement of establishing foreign private enterprise and movement away from nationalization or expropriation of private enterprise business and assets; and
  our ability to integrate this new business line with our existing business, among other risks.

(See "SUMMARY OF TRANSACTIONS CONTEMPLATED BY THE SHARE PURCHASE AGREEMENT - Risks Related to the Transaction")

Q: When do you expect to complete the Transaction?

A: Within approximately a month after the date of this Proxy Statement (the "Closing"). As previously mentioned, there are several conditions to the closing of the Transaction.

Q: When do you expect to complete the changes proposed in this Proxy Statement?

A: The reverse split and amendments to the articles of incorporation will become effective just prior to the closing of the proposed asset acquisition. SE Global will file the Articles of Amendment with the Secretary of the State of Minnesota and such other agencies or entities as may be deemed required or necessary when it is clear there are no impediments to the Transaction closing. The Board of Directors will only be changed on closing the Transaction.

Q: Who can I call with questions?

A: Please call Toby Chu, the Chairman & Chief Executive officer of SE Global, at: 604-871-9909, extension 308.

GENERAL INFORMATION

Solicitation of Proxies

The accompanying proxy is solicited by the Board of Directors of SE Global, a Minnesota corporation, for use at its special meeting of shareholders to be held on Monday, September 12, 2005 (the "Meeting"), at 2:00 p.m., Pacific Standard Time, at the Suite 1200, 777 West Broadway Avenue, Vancouver, British Columbia, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting of Stockholders.

Solicitation of proxies may be made in person or by mail, telephone or facsimile transmission by directors, officers and regular employees of SE Global. The directors, officers and regular employees of SE Global will not receive any additional compensation for such activities. SE Global may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of SE Global held of record by such persons, and SE Global will reimburse the reasonable forwarding expenses. The cost of this solicitation of proxies will be paid by SE Global. This Proxy Statement and the enclosed form of proxy are furnished in connection with the proxy solicitation and are first being mailed to stockholders on or about August 22, 2005.

Outstanding Shares and Voting Rights

On July 14, 2005 (the "Record Date"), SE Global had 18,113,740 outstanding shares of common stock with a par value of $0.01 per share. These are the securities that are entitled notice of and to vote at the Meeting. Each share of common stock is entitled to one vote. On the Record Date, SE Global's shares were held by approximately 185 stockholders of record.

How You Can Vote

If you were a registered stockholder of SE Global on the Record Date (i.e. your Common Shares are held in your name on August 10, 2005) you may vote your Common Shares either by attending the Meeting in person or, if you do not plan to attend the Meeting, by completing the proxy and following the delivery instructions contained in the form of proxy and this management Proxy Statement.

Appointment of Proxyholder

The persons named in the accompanying form of proxy are the Toby Chu, the CEO of SE Global or Tim Leong, the CFO of SE Global. You may also appoint some other person (who need not be a stockholder of SE Global) to represent you at the Meeting either by inserting such other person's name in the blank space provided in the form of proxy or by completing another suitable form of proxy.

Proxy Voting Options

Stockholders may wish to vote by proxy whether or not they are able to attend the Meeting in person. Registered stockholders may vote by proxy as follows: by mail or fax.

Submitting a proxy by mail or fax are the only methods by which a stockholder may appoint a person as proxy other than a director or officer of SE Global named on the form of proxy.

Mail or Fax

Registered stockholders electing to submit a proxy by mail must complete, date and sign the form of proxy. It must, then, be returned to SE Global's transfer agent, FIDELITY TRANSFER CO., by fax: 801-466-4122, by mail or by hand at their offices at 1800 South West Temple, Suite 301, Salt Lake City, Utah 84115, at anytime, up to and including 2:00 p.m. (Vancouver time) on September 1, 2005.

Advice to Beneficial Holders of Common Shares

The information set forth in this section is of significant importance to many shareholders of SE Global, as a substantial number of shareholders do not hold shares in their own name. Shareholders who do not hold their shares in their own name (the "Beneficial Shareholders") should note that only proxies deposited by shareholders whose names appear on the records of SE Global as the registered holders of Common Shares can be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Common Shares will not be registered in the shareholder's name on the records of SE Global. Such Common Shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial Shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person.

Applicable regulatory policies require intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Common Shares are voted at the Meeting. The form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is similar to the form of proxy provided to registered shareholders by SE Global. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and in Canada. ADP typically applies a special sticker to proxy forms, mails those forms to the Beneficial Shareholders and requests the Beneficial Shareholders to return the proxy forms to ADP. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. A Beneficial Shareholder receiving an ADP proxy cannot use that proxy to vote Common Shares directly at the Meeting - the proxy must be returned to ADP, as the case may be, well in advance of the Meeting in order to have the Common Shares voted.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of his broker (or agent of the broker), a Beneficial Shareholder may attend at the Meeting as proxyholder for the registered shareholder and vote the Common Shares in that capacity. Beneficial Shareholders who wish to attend at the Meeting and indirectly vote their Common Shares as proxy holder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent), in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

Alternatively, a Beneficial Shareholder may request, in writing, that his or her broker send to the Beneficial Shareholder a legal proxy which would enable the Beneficial Shareholder to attend at the Meeting and vote his or her Common Shares.

Revocation of Proxies

You may revoke your proxy by:

  delivering, at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, that precedes any reconvening thereof, a written notice of revocation duly executed to Fidelity Transfer Co., at 1800 South West Temple, Suite 301, Salt Lake City, Utah 84115or to the offices of the Attorney for Service of SE Global in British Columbia, which is located at the offices of Venture Law Corporation, 618 - 688 West Hastings Street, Vancouver, British Columbia, V6B 1P1,
  advising the Chairman of the Meeting that you are voting in person at the Meeting, or any other manner provided by law.

Your revocation of a proxy will not affect a matter on which a vote has already been taken.

Exercise of Discretion

The nominees named in the accompanying form of proxy will vote or withhold from voting the shares represented by the proxy in accordance with your instructions. The proxy grants the nominees the discretion to vote on:

  each matter or group of matters identified in the proxy where you do not specify how you want to vote, except for the election of directors and the appointment of auditors;
  any amendment to or variation of any matter identified in the proxy; and
  any other matter that properly comes before the Meeting.

If on a particular matter to be voted on, you do not specify in your proxy the manner in which you want to vote, your shares will be voted for the approval of such matter.

As of the date of this Information Circular, management of SE Global knows of no amendment, variation or other matter that may come before the Meeting, but if any amendment, variation or other matter properly comes before the Meeting, each nominee intends to vote thereon, in accordance with the nominee's best judgment.

Delivery of Documents to Stockholders Sharing an Address

Only one copy of this Information Statement is being delivered to two or more security holders who share an address, unless SE Global has received contrary instructions from one or more of the security holders. Upon written or oral request, SE Global will deliver a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered. SE Global can be notified in this regard at the address and phone number above. Security holders sharing an address may request delivery of a single copy of annual reports and proxy statements by notifying SE Global in writing at:

SE Global Equities Corp.

PO Box 297, 1142 S. Diamond Bar Blvd.

Diamond Bar, CA 91765

Matters Subject to Vote at the Meeting

The following matters are to be considered at the meeting:
1.	acquisition of all the shares of Sun New Media Group Limited from Sun Media Investment Holdings Ltd.;
2.	a reverse split of the issued and outstanding shares of common stock on a two outstanding share for one new share basis;
3.	an amendment of the Articles of Incorporation to:
	a.	change the name of SE Global from "SE Global Equities Corp." to "Sun New Media Inc."; and
	b.	restore the authorized share capital of SE Global after the reverse split to:
		i.	750,000,000 shares of common stock with a par value of $0.01 per share; and
		ii.	250,000,000 shares of preferred stock with a par value of $0. 01 per share;
4.	the election of four persons to SE Global's Board of Directors to serve until the next annual general meeting of stockholders and until their respective successors are elected or appointed.

Approval of Acquisition of All the Shares of SNMG and Related Transactions. It is a condition to the completion of the share purchase agreement dated July 21, 2005 between SE Global and Sun Media that that the shareholders of SE Global shall have approved the share purchase transaction Under the share purchase agreement SE Global will issue 55 million shares to Sun Media and related parties.

Approval of the share purchase agreement requires the affirmative consent of at least a majority of the outstanding shares of common stock of SE Global. CAG, a majority stockholder holding a total of 14,640,905 shares of common stock (80.83%), has indicated it intends to votes its majority share position in favor of this action.

Approval of Reverse Split. The primary purpose of the two for one reverse split is to decrease the number of total shares issued and outstanding of SE Global's common stock. Management on negotiation with the principals of Sun Media, agreed to reduce the issued and outstanding share capital of SE Global to what the parties believe is a more realistic level. It was on this basis the parties negotiated 50,000,000 shares of common stock of SE Global being issued to Sun Media for all of the shares of SNMG which have been given the deemed value of US $50,000,000 (the "Transaction").

The principal effect of the reverse stock split will be that the number of shares of common stock issued and outstanding will be reduced from 18,113,740 shares as of August 10, 2005 to approximately 9,056,870 shares. The actual number of shares outstanding will depend on the number of fractional shares which have either been cancelled or rolled up to the next whole share.

Approval of the reverse split requires the affirmative consent of at least a majority of the outstanding shares of common stock of SE Global. CAG, a majority stockholder holding a total of 14,640,905 shares of common stock (80.83%), has indicated it intends to votes its majority share position in favor of this action.

Approval of the Amendment of the Articles of Incorporation. The proposed changes to SE Global's Articles of Incorporation are necessary to facilitate the proposed acquisition of SNMG. SE Global's current authorized share capitalization is insufficient to issue the number shares necessary to complete the Transaction and related agreements. It also does not allow for future corporate needs to conduct equity offerings among other things. Increasing the authorized share capital of SE Global to 750,000,000 shares of common stock with a par value of $0.01 per share and 250,000,000 shares of preferred stock with a par value of $0.01 per share should provide it with the share capital to complete the Transaction and to address future needs. The amendment to the Articles of Incorporation to change our name to " Sun New Media Inc. " is intended to better reflect the new business direction of the company. Approval of the amendment to our Articles of Incorporation requires the affirmative consent of at least a majority of the outstanding shares of common stock of SE Global. CAG, a majority stockholder holding a total of 14,640,905 shares of common stock (80.83%), has indicated it intends to votes its majority share position in favor of this action..

Election of New Directors. The election of new directors is proposed due to the share purchase agreement. SE Global's new business direction on close of the Transaction will require a board of directors familiar with SNMG's business. The share purchase agreement between SE Global and Sun Media requires that new directors be appointed as part of the condition for closing. CAG will provide the new board of directors with assistance in running SE Global's existing securities brokerage business for two years from the closing the share purchase agreement. Approval of the appointment of the new slate of directors requires the affirmative consent of at least a majority of the outstanding shares of common stock of SE Global. CAG, a majority stockholder holding a total of 14,640,905 shares of common stock (80.83%), has indicated it intends to votes its majority share position in favor of this action. These directors will take office subject to the Transaction closing.

Record Date

The close of business on August 10, 2005, has been fixed as the record date for the determination of shareholders entitled to receive this Proxy Statement and to vote at the Meeting.

Expenses of Proxy Statement

The expenses of mailing this Proxy Statement will be borne by SE Global, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Proxy Statement to the beneficial owners of the common stock, held of record by such persons, and that SE Global will reimburse them for their reasonable expenses incurred in connection therewith.

Interest of Certain Persons in Matters to Be Acted on

Other than as discussed below or in this Information Circular, no director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the proposed Transaction, amendment to effect the reverse split of SE Global's outstanding voting securities or in any action covered by the related resolutions adopted by the Board of Directors and the Majority Stockholders, which is not shared by all other stockholders.

On August 10, 2005, the executive officers and directors of SE Global and their affiliates beneficially owned, in the aggregate, approximately 85.82% of the outstanding common stock of SE Global, including approximately 80.83% of the outstanding common stock beneficially owned by Capital Alliance Group Inc. ("CAG"), the majority stockholder of SE Global. Messrs. Toby Chu, G. David Richardson and Prithep Sosothikul, directors of SE Global, are directors of CAG and own approximately 3.4% of the outstanding common stock of CAG. Messrs. Toby Chu and Tim Leong, officers of SE Global, are officers of CAG. CAG has agreed, to vote in favor of the Transaction, and, accordingly, approval by the stockholders of the Transaction is assured.

In conjunction with the Transaction, CAG has agreed to sell to Sun Media 500,000 of its pre-split shares of SE Global for an aggregate purchase price of $450,000. CAG has received $150,000 cash deposit from Sun Media to secure this share transaction. CAG has also agreed to enter into a management agreement with SE Global on close of the Transaction. CAG will receive 250,000 post split shares of SE Global as compensation for its performance under this management agreement.

On August 10, 2005, Sun Media and its affiliates beneficially owned, in the aggregate, approximately 0% of the issued common stock of SE Global. The directors who are to be elected at the Meeting are all nominees of Sun Media. These individuals as of August 10, 2005, hold 0%of the issued and common shares of SE Global.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

SE Global

The following table sets forth information concerning the ownership of common stock with respect to shareholders who were known to SE Global to be beneficial owners of more than 5% of the common stock and the officers, directors and management of SE Global individually and as a group as of the Record Date, August 10, 2005 and immediately after the Transaction. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)
	Record Date	After Transaction	Record Date	After Transaction
Hong-Yip Yow, President, COO and Director P.O. Box 297, 1142 South Diamond Bar Boulevard, Diamond Bar, CA 91765	0	0	0%	0
Toby Chu President, CEO and Director 3780 Kilby Court Richmond, BC, Canada V6X 3M9	390,000(2)	195,000(2) (10)	2.15%	0.30%
Tim Leong, Chief Financial Officer, Secretary and Treasurer 3245 E. 17th Avenue Vancouver, BC, Canada V5M 2N9	95,000(3)	47,500(3) (10)	0.52%	0.07%
Prithep Sosothikul, Director 85 Sukumvit Soi-39 Bangkok, Thailand 10110	100,000(4)	50,000(4) (10)	0.55%	0.08%
G. David Richardson, Director 2890 West 47th Avenue Vancouver, BC Canada V6N 3N7	180,000(5)	90,000(5) (10)	0.99%	0.14%
Ken Lee, Director 191 West 20th Avenue Vancouver, BC, Canada V5Y 2C4	140,000(6)	70,000(6) (10)	0.77%	0.10%
Sukanya Prachuabmoh, Director 51/76 Sukhumvit 23 Bangkok, Thailand 10110	40,000(7)	20,000(7) (10)	0.22%	0.03%
Capital Alliance Group Inc. 1200 - 777 West Broadway Vancouver, BC V5Z 4J7	14,640,905(8)	7,320,453(10)	80.83%	11.38%
Sun Media Investment Holdings Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	0	50,250,000	0%	78.14%
Bruno Wu(11) Suite 2101 - 2103, Shanghai Times Square Office, 93 Huai, Hai Zhang Road, Shanghai, PRC 200031	0	0	0%	0
Fendi Chung-Yee Cheung(11) Suite 2101 - 2103, Shanghai Times Square Office, 93 Huai, Hai Zhang Road, Shanghai, PRC 200031	0	0	0%	0

Chauncey Shey(11) Suite 2101 - 2103, Shanghai Times Square Office, 93 Huai, Hai Zhang Road, Shanghai, PRC 200031	0	0	0%	0
Jianzhong Ni(11) Suite 2101 - 2103, Shanghai Times Square Office, 93 Huai, Hai Zhang Road, Shanghai, PRC 200031	0	0	0%	0
Directors and Executive Officers as a Group(9)	945,000	472,500	5.2%	0.73%
Notes:
(1)

Record Date percentages are based on 18,113,740 shares of common stock issued and outstanding as of August 10, 2005. After Transaction percentages are based on 64,306,870 shares of common stock projected to be issued and outstanding immediately after the transaction. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Includes 390,000 options to purchase common shares in the capital of our company.
(3)	Includes 95,000 options to purchase common shares in the capital of our company.
(4)	Mr. Sosothikul exercised 100,000 options to purchase common shares in the capital of SE Globalin the second quarter of 2005.
(5)

Includes 50,000 options to purchase common shares in the capital of SE Global. Mr. Richardson exercised 90,000 options to purchase common shares in the capital of SE Global in the second quarter of 2005.

(6)	Includes 50,000 options to purchase common shares in the capital of SE Global. Mr. Lee exercised 90,000 options to purchase common shares in the capital of SE Globalin the second quarter of 2005.
(7)

Includes 10,000 options to purchase common shares in the capital of SE Global. Mr. Prachuabmoh exercised 30,000 options to purchase common shares in the capital of SE Global in the second quarter of 2005.

(8)	Our President and CEO, Toby Chu, is also the President, CEO and a director of Capital Alliance Group Inc.
(9)	Percentage is calculated assuming the options held by the officers and directors have been exercised.
(10)

Post two for one reverse split shares represented. Number includes issuance of 250,000 shares of SE Global to CAG under management agreement and the sale of 500,000 pre split shares of SE Global by CAG to Sun Media.

(11)	Messrs. Wu, Shay, Ni and Ms. Cheung are expected to be the directors and officers of SE Global on close of the Transaction.

SNMG

The following table sets forth information concerning the ownership of shares of SNMG as of August 10, 2005, with respect to stockholders who were known to the Board of Directors of SNMG to be beneficial owners of more than 5% of the shares outstanding and executive officers and directors of SNMG individually and as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares and holds the shares directly.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Sun Media Investment Holdings Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	250,000	100%
Bruno Wu Suite 2101 - 2103, Shanghai Times Square Office, 93 Huai, Hai Zhang Road, Shanghai, PRC 200031	0	0%
Fendi Chung-Yee Cheung Suite 2101 - 2103, Shanghai Times Square Office, 93 Huai, Hai Zhang Road, Shanghai, PRC 200031	0	0%
Chauncey Shey Suite 2101 - 2103, Shanghai Times Square Office, 93 Huai, Hai Zhang Road, Shanghai, PRC 200031	0	0%
Jianzhong Ni Suite 2101 - 2103, Shanghai Times Square Office, 93 Huai, Hai Zhang Road, Shanghai, PRC 200031	0	0%
Directors and Executive Officers as a Group	0	0%
Notes:
1.	Based on 250,000 shares of common stock of SNMG issued and outstanding as of August 10, 2005. No options are issued and outstanding. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

REVERSE SPLIT AND AMENDMENT TO ARTICLES OF INCORPORATION

Reverse Split

The primary purpose of the reverse split is to decrease the number of total shares issued and outstanding of the SE Global's common stock. Management on negotiation with the principals of Sun Media agreed to reduce the issued and outstanding share capital of SE Global to what the parties believe is a more realistic level. It was on this basis the parties negotiated 50,000,000 shares being issued to Sun Media for all of the issued and outstanding shares of SNMG which have a deemed value of US $50,000,000 (the "Transaction").

The principal effect of the reverse stock split will be that the number of shares of common stock issued and outstanding will be reduced from 18,113,740 shares as of August 10, 2005 to approximately 9,056,870 shares (depending on the number of fractional shares that are rounded up or rounded down on conversion).

The reverse stock split itself will not change the proportionate equity interests of SE Global's stockholders, nor will the respective voting rights and other rights of shareholders be altered. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. It is just an adjustment to SE Global's previous forward split. SE Global will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by two). While SE Global expects that the reverse stock split will result in an increase in the market price of its common stock, there can be no assurance that the reverse stock split will increase the market price of its common stock by a multiple equal to the exchange number or result in the permanent increase in the market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our common stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse stock split. Furthermore, the possibility exists that liquidity in the market price of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. In addition, the reverse stock split may increase the number of stockholders of SE Global who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse stock split will achieve the desired results that have been outlined above.

No fractional shares will be issued in connection with the Reverse Split. Stockholders who would otherwise be entitled to receive fractional shares, because they hold a number of shares of common stock that is not evenly divided by two, will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. The number of new shares will be rounded up if the fractional share is equal to or greater than 0.5 and rounded down if the fraction is less than 0.5. No shareholders will receive cash in lieu of fractional shares.

Amendment to Authorized Share Capital

SE Global's share capitalization is currently 45,000,000 shares of common stock with a par value of $0.01 per share; and 5,000,000 shares of preferred stock with a par value of $0.01 per share. SE Global needs to increase its authorized share capital in order to complete the share acquisition of SNMG. SE Global's current authorized share capitalization is insufficient to issue the number shares necessary to complete the Transaction and related agreements. Additional share capital is also necessary to enable SE Global to undertake any future equity offerings, acquisitions or other corporate purposes. Increasing the authorized share capital of SE Global to 750,000,000 shares of common stock with a par value of $0.01 per share and 250,000,000 shares of preferred stock with a par value of $0.01 per share should provide it with the share capital to complete the Transaction and to address future needs. On filing of the Amendment to the Articles of Amendment with the Minnesota Secretary of State, the recapitalization of our authorized capital will be effective.

Name Change

The proposed amendment to SE Global's Articles of Incorporation will cause SE Global to change its name to "Sun New Media Inc.". On filing of the Amendment to the Articles of Amendment with the Minnesota Secretary of State, the name change will be effective.

General

The foregoing amendments will become effective on just prior to closing the proposed Transaction with Sun Media to acquire SNMG. The earliest this Transaction could close is twenty one days following the mailing of the Definitive Stockholders Proxy Statement to SE Global's stockholders. Any executive officer, as required by the Minnesota Law, is entitled to execute and file the Articles of Amendment with the Secretary of the State of the State of Minnesota and such other agencies or entities as may be deemed required or necessary.

Following the reverse split and name change, the share certificates you now hold will continue to be valid. In the future, new share certificates will be issued bearing the new name, but this in no way will effect the validity of your current share certificates. The reverse split and name change will occur on the effective date without any further action on the part of stockholders of SE Global and without regard to the date or dates on which share certificates representing shares of pre-split common stock actually surrendered by each holder thereof for certificates representing the number of shares of post-split common stock which each such stockholder is entitled to receive as a consequence of the reverse split. After the effective date of the reverse split and name change, each share certificate representing shares of pre-split common stock will be deemed to represent .5 shares of common stock of SE Global. Certificates representing post-split common stock and bearing our new name will be issued in due course as old share certificates are tendered for exchange or transfer to our transfer agent: Fidelity Transfer Co. 1800 South West Temple. Suite 301, Salt Lake City, UT, 84115.

The share certificates representing shares of new common stock will contain the same restrictive legend as is on the shares of existing common stock in exchange for which the new shares are being issued. As applicable, the time period during which a stockholder has held the existing common stock will be included in the time period during which such stockholder actually holds the share certificates representing the additional new common stock received as a result of the share divisions for the purposes of determining the term of the restrictive period applicable to the new common stock.

SHARE CAPITALIZATION OF SE GLOBAL

Material Terms of the Common Stock

As of August 10, 2005 there were 18,113,740 shares issued and outstanding of SE Global. On the effective date of the two for one reverse split, there will be 9,056,870 shares of common stock issued and outstanding. SE Global will issue approximately 50,000,000 shares of its common stock to Sun Media for all the issued and outstanding shares of SNMG, and an additional 5,000,000 shares of its common stock to two agents as a finder's fee. The parties have also agreed to issue 250,000 shares of common stock to CAG as payment for management services to be provided to SE Global on completion of the Transaction. SE Global, post-transaction, will have approximately 64,306,870 shares of common stock issued and outstanding.

The holders of shares of common stock are entitled to one vote for each share held of record on each matter submitted to shareholders. Shares of common stock do not have cumulative voting rights for the election of directors. The holders of shares of common stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of SE Global, legally available for the payment of dividends. The holders of shares of common stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of SE Global and have no rights to convert their common stock into any other securities.

On any liquidation, dissolution or winding up of SE Global, holders of shares of common stock are entitled to receive pro rata on all of the assets of SE Global available for distribution to shareholders.

The foregoing summary of the material terms of the capital stock of SE Global does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Articles of Incorporation of SE Global, as amended by the Amendment to the Articles attached hereto as Exhibit "A".

Material Terms of Preferred Stock

SE Global may issue one or more series of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of directors. By way of illustration, preferred shares may have special rights and preferences which may include special voting rights (or denial of voting rights), special rights with respect to payment of dividends, conversion rights, rights of redemption, sinking funds, and special rights in the event of liquidation, as the Board of Directors may determine. These rights and preferences will be determined by the Board of Directors at the time of issue. SE Global does not have any shares of preferred stock issued and outstanding at this time and does not contemplate issuing any preferred stock in the near future.

Stock Options

As of August 10, 2005, SE Global has options outstanding exercisable to acquire a total of 1,434,000 shares of common stock of SE Global. These options were issued out of three separate stock option plans adopted by SE Global.

February 2001 Stock Option Plan. Effective February 22, 2001, SE Global adopted a Non-Qualifying Stock Option Plan (the "Plan") allowing for the awarding of options to acquire shares of SE Global's common stock. These options were available to be awarded to employees, officers and directors of SE Global. The maximum number of shares issuable under this plan was not to exceed 20% of the issued and outstanding shares of SE Global's common stock. The Board of Directors determined the exercise price and term of the options at such time as the options were awarded. Options awarded under this plan vest to the holder as follows: 30% six months following the award date, 40% twelve months following the award date and 30% eighteen months following the award date.

Effective February 22, 2001, SE Global awarded a total of 1,275,000 options under the Plan to certain employees, officers and directors of SE Global and certain of its subsidiaries. These options were exercisable for a period of 5 years from the award date at an exercise price of $2.00 per share and were subject to the vesting conditions as described above. During the year 335,000 of these options were cancelled, leaving 940,000 options outstanding. Effective October 10, 2001SE Global cancelled all options outstanding under this plan, cancelled this plan and adopted a new stock option plan (see below).

October 2001 Stock Option Plan. Effective October 10, 2001, SE Global adopted The 2001 Stock Option Plan (the "2001 Plan") allowing for the awarding of options to acquire shares of SE Global's common stock. The 2001 Plan allows for Non-qualified Stock Options to be awarded to employees, officers, directors and consultants of SE Global and for Incentive Stock Options to be awarded to employees of SE Global. The maximum number of options issuable under this plan cannot exceed 2,500,000 of which a maximum of 700,000 can be Incentive options. The incentive options must be granted at a minimum of market value of SE Global's common stock and for a term not to exceed 5 years. Unless otherwise determined, the Incentive options will vest to the holder as follows: 30% six months following the award date, 40% twelve months following the award date and 30% eighteen months following the award date. The non-qualified options vest immediately, must be granted at a minimum of 85% of the market value of SE Global's common stock and for a term not to exceed 10 years. In January 2004 SE Global adopted a new Stock Option Plan.

Effective October 10, 2001 SE Global awarded a total of 2,150,000 non-qualified options at a price of $0.57 under the 2001 Plan to certain employees, officers, directors and consultants of SE Global and certain of its subsidiaries. Of these options, 940,000 were deemed to be a modification of options granted under the original Plan and as such are subject to variable accounting in accordance with the provisions of the Financial Accounting Standards Board Interpretation No.44, Accounting for Certain Transactions Involving Stock Compensation - An Interpretation of APB Opinion No. 25 ("FIN 44"). During the year ended December 31, 2004, 290,000 of the stock options that were subject to variable accounting expired leaving 650,000 stock options subject to variable accounting. As at December 31, 2004 the market price of SE Global's shares of common stock exceeded the exercise price of these stock options and accordingly, a compensation expense of $117,000 (2003 - $Nil) was recorded.

On June 13, 2003 a total of 320,000 stock options were granted to employees, officers and directors at an exercise price of $0.28, exercisable for a term of five years. The fair value of these stock options of $76,800 was estimated at grant date using the Black-Scholes option-pricing model applying the market value per share and the risk-free interest rate in effect at the grant date of 3%, 193.60% volatility and an expected life of six years and has been reported on a pro-forma basis.

2004 Stock Option Plan. Effective January 22, 2004, SE Global adopted the 2004 Stock Option Plan (the "2004 Plan") allowing for the awarding of options to acquire shares of SE Global's common stock. The 2004 Plan allows for Non-qualified Stock Options to be awarded to employees, officers, directors and consultants of SE Global and for Incentive Stock Options to be awarded to employees of SE Global. The maximum number of options issuable under this plan cannot exceed 2,500,000 of which a maximum of 700,000 can be Incentive options. The incentive options must be granted at a minimum of market value of

SE Global's common stock and for a term not to exceed 5 years. Unless otherwise determined, the Incentive options will vest to the holder as follows: 30% six months following the award date, 40% twelve months following the award date and 30% eighteen months following the award date. The non-qualified options vest immediately, must be granted at a minimum of 85% of the market value of SE Global's common stock and for a term not to exceed 10 years.

Effective February 2, 2004 SE Global filed a Form S-8 registering a total of 3,000,000 shares of SE Global's common stock in connection with SE Global's 2004 Plan.

On January 26, 2004 a total of 200,000 non-qualified stock options were granted to consultants at an exercise price of $0.33 per share, exercisable for a term of five years and a total of 250,000 non-qualified stock options were granted to employees, officers and directors at a price of $0.33 per share, exercisable for a term of five years. The fair value of these stock options was estimated at grant date using the Black-Scholes option-pricing model applying the market value per share and the risk-free interest rate in effect at the grant date of 2%, 213% volatility and an expected life of five years resulting in a consulting expense of $64,000 and a pro forma expense of $80,000.

FORWARD LOOKING INFORMATION

Certain statements included in this Proxy Statement regarding SE Global, Sun Media and SNMG, which are not historical facts, are forward-looking statements, including the information provided with respect to the future business operations and anticipated agreements and projects of SE Global, Sun Media and SNMG after the Transaction. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management; and words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties, including, but not limited to, the success of SE Global's future sales strategies, market acceptance of SE Global's products and services, SE Global's ability to obtain a larger number and size of contracts, the timing of contract awards, work performance and customer response, the impact of competitive products and pricing and technological developments by SE Global's competitors. Accordingly, actual results may differ materially from those expressed in the forward-looking statements.

SUMMARY OF TRANSACTIONS CONTEMPLATED BY THE SHARE PURCHASE AGREEMENT

The Parties to the Transaction

Under the terms of the share purchase agreement SE Global will acquire 100% of the issued and outstanding shares of SNMG (the "Transaction"). The main parties to the proposed Transaction are SE Global, CAG, SNMG, and Sun Media. CAG is the beneficial owner of 80.83% of the issued and outstanding share capital of SE Global and has agreed to enter into a number of supporting agreements to the Transaction. Sun Media owns 100% of the issued and outstanding shares of SNMG and has agreed to enter into a number of supporting agreements to the Transction. The contact information for each of the parties is as follows:
SE Global Equities Corp. PO Box 297, 1142 S. Diamond Bar Blvd. Diamond Bar, CA 91765 Attention: Hong-Yip Yow, President Telephone: 604-871-0200 Facsimile: 604-871-9919	Capital Alliance Group Inc. Suite 1200, 777 West Broadway Vancouver, BC V5Z 4J7 Attn: Toby Chu, President Telephone: 604-871-0200 Facsimile: 604-871-9919
Sun New Media Group Limited. Unit 01-03, 20F, China Insurance Building, 166 Lu Jiazui East Ro, Pudong Shanghai, China 200120 Attention: Bruno Wu, President Tel: 8621-6841-9843 Fax: 8621-6841-9985	Sun Media Investment Holdings Ltd. P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands Attention: John Li, President Tel: 8621-6841-9843 Fax: 8621-6841-9985

SE Global through its subsidiaries and affiliates is a provider of direct access trading software and financial resources for international investors.

CAG is an emerging educational, investment, and marketing organization headquartered in Vancouver, BC. CAG's current business operations presently include education and training, broker-dealer financial services, and graphic design and advertising agency services. The Company currently has three principal business units, being CIBT School of Business & Technology Corp. ("CIBT"), SE Global and Irix Design Group Inc. ("Irix"). CAG's education and training programs and business activities are conducted through CIBT and its subsidiaries. CIBT's educational operations are based in China. CAG conducts its broker-dealer financial services through SE Global and its subsidiaries. SE Global's broker-dealer business is based in the US. CAG operates its graphic design and advertising agency business through IRIX and its subsidiaries. IRIX is based in Canada with offices in Hong Kong and the US.

SNMG is a newly formed company which has never conducted business. The main assets held by SNMG are world wide program distribution and licensing rights to Sun Media's core television programs produced by Sun 365 Company Ltd. and selected electronic publishing products produced by Compass Multi-Media Inc., two subsidiary companies of Sun Media.

Sun Media is an investment holding company focusing on growth opportunities in media markets in Asia, particularly Greater China. Sun Media is one of the largest privately owned media groups in China in terms of net assets value and profitability. Sun Media has activities in six strategic areas: television, news media, publishing, education, advertising and sports. In all, Sun Media has direct interests in eleven media companies, through which it holds shares in more than thirty media operations, controlling no less than sixty media brands in nine countries and fifteen cities.

Background of the Transaction

Mr. Toby Chu, the CEO of SE Global was introduced to the principals of Sun Media in the late fall of 2004. This introduction was unsolicited on Mr. Chu's behalf. The party making the introduction knew of Mr. Chu's association with SE Global and believed there may be a mutually beneficial opportunity for SE Global and Sun Media. Initially, Sun Media and Messrs. Huang Zhiping and Ma Jiankai were looking for a North American public company to advance their interest in the fiber optic network forming the main assets of one of Sun Media's subsidiary companies. The parties exchanged information and SE Global and CAG held several board meeting to discuss the positives and negatives of moving SE Global in a new direction at this time.

On January 7, 2005, SEG, CAG and Sun Media entered into a term sheet agreement (the "Term Sheet") which outlined the documents and steps necessary to acquire Sun Media's interest in a fiber optic network in the People's Republic of China. The parties instructed their respective legal counsel to draft the necessary documents to formalize the Term Sheet and conduct due diligence on the proposed assets to be acquired. An audit firm was engaged to conduct the necessary audit of the business assets proposed to be acquired. In April 2005, the parties finalized certain supporting agreements to the main transaction proposed in the Term Sheet.

After considerable effort and time it became clear to the parties that due to the size of the transaction it would take another four to six months to complete the due diligence and audit process necessary to go forward with the acquisition the assets of Asia Multi-Media Technology Services Holding Limited ("AMMT") proposed in the Term Sheet.

In June 2005, the parties began discussing the possibility of SE Global in the interim acquiring other business assets held by Sun Media. They began discussing the possibility of SE Global acquiring the program distribution and licensing rights to all the programs produced and owned by Sun Media and certain subsidiaries of Sun Media. Given the nature and value of this business asset the parties would be able to proceed on a much quicker basis than possible with the original acquisition proposed in the Term Sheet. The possibility of going forward with this second business transaction was explored while the parties continued to advance the original transaction proposed in the Term Sheet.

In July 2005, Sun Media began to separate out certain program distribution and licensing rights it held directly or indirectly into a new BVI subsidiary company called Spearhead Group Ltd. This company was subsequently renamed "Sun New Media Group Limited" ("SNMG"). SE Global instructed its legal counsel at this time to look at the feasibility of acquiring this new company and to conduct due diligence on the program distribution and licensing rights being transferred to SNMG. The main assets held by SNMG are world wide program distribution and licensing rights to Sun Media's core television programs produced by Sun 365 Company Ltd., another subsidiary company of Sun Media. These distribution and programming rights include the television show Yang Lang One on One,  C'est la Vie,  C'est la Vie Daily, 66 Places of a Lifetime, Olympics and Me and selected electronic publishing products produced by Compass Multi-Media Inc.

On July 20, 2005, the parties agreed to go forward with this second business transaction and put the originally proposed transaction of acquiring the business of AMMT on hold. The parties verbally agreed to revisit the acquisition of AMMT transaction in four to six months time when audited financial statements were expected to be ready for AMMT.

Reasons for Approval by the Board of Directors

The Board of Directors has given careful consideration to the Transaction, the existing business operations SE Global and that of SNMG, AMMT-BVI and Sun Media. The Board has also examined on the future business potential of the SNMG assets, the current book value of SE Global, the interest of stockholders of SE Global and the risks of the Transaction to the existing shareholders. Based on the foregoing considerations, the Board of Directors believe that the transactions contemplated by the Transactions forming the asset acquisition, including the reverse split and name change, are fair and in the best interests of SE Global.

The Board of Directors believe that SE Global will benefit from the Transaction, with an immediate impact being the significant new line of operations and revenues, assets, and shareholders' equity, as well as giving SE Global the ability to expand the operations of SNMG based on the exposure being a public company will bring and potential future funding opportunities available to public companies.

The Board of Directors of SE Global has unanimously approved the Transaction among SE Global, CAG SNMG, and Sun Media which provides for or requires completion of the following series of transactions:

  the entering into an share purchase agreement by the parties whereby Sun Media will receive an aggregate total of 50,000,000 shares of SE Global as full consideration for all of the issued and outstanding share capital of SNMG being acquired by SE Global;
  the issuance of 5,000,000 shares of SE Global to two parties who acted as finders in this Transaction;
  CAG, Sun Media and certain other related parties to Sun Media entering a pooling agreement whereby the shares subject to the pooling agreement will be released in increments over a two year period;
  CAG and Sun Media entering into a share purchase agreement whereby CAG will sell 500,000 shares of SE Global it owns to Sun Media for $450,000 (CAG has currently received a deposit of US$ 150,000 towards this transaction);
  SE Global entering into a two year management agreement with CAG. CAG is to be paid 250,000 shares of common stock of SE Global as full consideration for this agreement;
  SEG obtaining stockholder approval for a: two for one reverse split, name change, increase in the authorized capital, and the appointment of new directors.

Summary of the Share Purchase Agreement

The following contains a summary of the material features of the share purchase agreement signed by the parties. This Summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the final form of share purchase agreement filed with the Securities and Exchange Commission on Form 8-K on July 22, 2005.

General. Under the terms of the share purchase agreement SE Global will acquire 100% of the issued and outstanding shares of SNMG. SE Global will assume all rights and obligations SNMG may have at the time of Closing. When SE Global completes the Transaction, a number of SNMG directors and officers will become members of management of SE Global.

Share Purchase Consideration. SE Global intends to acquire substantially all of the assets without the liabilities of SNMG. In consideration of the sale of assets, SE Global has agreed to issue shares of common stock of SE Global as follows:

  50,0000,000 shares to Sun Media; and
  5,000,000 shares to two parties who introduced the parties.

These share issuances are after giving effect to the proposed two for one reverse stock split which will have the effect of reducing SE Global's current issued and outstanding share capital in half. On closing of the Transaction Sun Media and related parties will control approximately 85.88% of our issued and outstanding shares of common stock on a non-diluted basis and 84.97% on a fully diluted basis.

Conditions to Closing the Transaction. The obligations of the parties to complete the Transaction, is subject to the following conditions:

  all representations and warranties contained in the share purchase agreement must be true in all material respects as of the closing date;

  the performance of all agreements, covenants and obligations required to be performed under the share purchase agreement as of the closing date;
  there is no order or law on Closing restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated;
  receipt of all regulatory and third party consents that may be required from government bodies and others;
  SE Global must have obtained stockholder approval of the share purchase agreement, name change, reverse split, and the appointment of new directors;
  the resignation of the current directors and officers of SE Global;
  CAG must complete the sale of 500,000 shares of SE Global to Sun Media;
  CAG, Sun Media and the parties acting as finders to this Transaction having entered into a pooling agreement;
  Sun Media having provided SE Global with audited balance sheets for SNMG;
  Sun Media on Closing will have caused SNMG to transfer $100,000 cash capital to SE Global's existing US brokerage business as new operating capital, and guarantees SNMG will transfer an additional $100,000 one year after the closing;
  Sun Media having provided SE Global with evidence that all indebtedness of SNMG has been paid in full;
  The entering into a finder's fee agreement whereby 5,000,000 shares of SE Global will be issued to two parties;
  receipt by the parties of the necessary officers' certificates and legal opinions;
  receipt of a good standing certificate of SNMG;
  the appointment of the nominees of Sun Media to the Board of Directors of SE Global and the resignation of the current Board of Directors of SE Global;
  there being no material adverse change to SNMG at the time of Closing; and
  no injunction or litigation having been commenced regarding the Transaction.
  By assuming the Deeds agreement signed between Sun Media and SNMG, Sun Media guarantees a net profit of $3M to SNMG for period of October 1st 2005 to Sept 30th 2006.

Termination of the share purchase agreement. The share purchase agreement may be terminated and the Transaction abandoned at any time prior to the closing date of the transaction as follows:

  at any time before the Closing, by mutual written agreement of Sun Media and SE Global;
  at any time before the Closing, by Sun Media or SE Global, in the event (i) of a material breach hereof by the non-terminating party if such non-terminating party fails to cure such breach within five (5) Business Days following notification thereof by the terminating party or (ii) upon notification of the non-terminating party by the terminating party that the satisfaction of any condition to the terminating party's obligations under the share purchase agreement becomes impossible or impracticable with the use of commercially reasonable efforts if the failure of such condition to be satisfied is not caused by a breach hereof by the terminating party; or
  at any time after December 31, 2005, by the Sun Media or SE Global upon notification of the non-terminating party by the terminating party if the Closing shall not have occurred on or before such date and such failure to consummate is not caused by a breach of the share purchase agreement by the terminating party.

In the event that the Transaction is validly terminated by SE Global or Sun Media as provided in the first and third bullet points above, the share purchase agreement will become void and have no effect. Upon such termination, there will be no further obligation on the part of SE Global, Sun Media, SNMG, their respective officers or directors, or their respective stockholders that are signatories to the share purchase agreement. Upon termination of the share purchase agreement for any reason other than those in the first and third bullet points above, each party to the share purchase agreement may pursue any and all remedies that such party may have under the share purchase agreement or by law.

Regulatory Approvals. To the knowledge of SE Global, no approvals by any governmental authority are required in order to complete the Transaction.

Related Transactions

Pooling Agreement. In connection with the share purchase agreement, CAG, Sun Media and certain other stockholders have agreed to enter into a Pooling Agreement on close of the Transaction. Under the pooling agreement CAG will place 7,000,000 of its post consolidation shares of common stock of SE Global in the pooling agreement. Sun Media and related parties have agreed to place 50,000,000 of their shares of common stock of SE Global in the pooling agreement. The pooling agreement is for a term of two years. The first release of shares under the pooling agreement is to occur six months after the close of the Transaction. The beneficial holders retain the right to vote their shares as they see fit.

Share Purchase Agreement. CAG has agreed to sell 500,000 shares of common stock of SE Global to Sun Media for US$ 450,000. CAG has received US $150,000 from Sun Media as partial payment for these shares.

Management Agreement. CAG will enter into a management agreement with SE Global on close of the Transaction. Under the terms of the agreement CAG will provide SE Global with advice and assistance in managing its securities brokerage business and guidance with respect to public company issues. CAG is not responsible for the content of SE Global's regulatory filings. The term of the agreement is for two years. CAG is to receive 250,000 shares of common stock of SE Global as full consideration for these services.

Risks Related to the Transaction

You Will Suffer Immediate and Substantial Dilution of Your Percentage Equity and Voting Interest.

We will issue 55,000,000 shares of common stock to Sun Media, the parent company of SNMG, and related parties. The 55,000,000 shares will represent approximately 88% of the number of shares of common stock outstanding on close of the transaction. Accordingly, the Transaction will have the effect of substantially reducing the percentage equity and voting interest held by each of SE Global's existing stockholders.

Sun Media, SNMG's sole stockholder will be able to significantly influence us following the share issuance.

The substantial ownership of common stock by SNMG's current stockholder, Sun Media, after the Closing of the Transaction will provide it with the ability to exercise substantial influence in the election of directors and other matters submitted for approval by SE Global's stockholders. Following the closing of the Transaction, the ownership of common stock by Sun Media will represent approximately 78.14% of the issued and outstanding shares of SE Global on close of the Transaction. This concentration of ownership of SE Global's common stock may make it impossible for other stockholders of SE Global to successfully approve or defeat matters which may be submitted for stockholder action. It may also have the effect of delaying, deterring or preventing a change in control of SE Global without the consent of the underlying Sun Media stockholders. In addition, sales of common stock by Sun Media to a third party may result in a change of control of SE Global.

Based on current trading prices, the aggregate value of the SE Global shares to be issued under the transactions is substantially higher than the aggregate value of the shares on the date the parties announced the original Term Sheet.

The average closing trading price of SE Global's common stock on the OTC Bulletin Board ten day preceding January 7, 2005, the date on which SE Global and Sun Media entered into the original Term Sheet, which led into their negotiation and entering into the transaction agreements, was $1.90 per share on a post split basis. Each of the agreements to the Transaction fix the number of shares to be issued by SE Global without providing for any adjustment in the number of shares to be issued based upon the trading price of SE Global's common stock at the time of the closing of the transactions under these agreements. Based upon the closing trading price of SE Global's common stock on August 10, 2005 of $2.94 per share on a post split basis, SE Global would pay $147,000,000 pursuant to the share purchase agreement, and $14,700,00 pursuant to the finder's fee agreement. Because the number of SE Global shares to be issued under each of the transactions is fixed, the actual value of the SE Global shares to be issued will not be known until the closing date.

The trading price of SE Global's common stock fluctuates, and the trading price at the time the transaction agreements were entered into may be greater or less than the price at the time the transactions close. As a result, it is possible that SE Global may issue a large number of shares to Sun Media at a price that is below the trading price at the time of the closing. Regardless of the trading price on the closing date, the issuance of 55,000,000 shares to Sun Media will dilute the interests of existing stockholders and could cause the trading price of SE Global shares to decline.

Stockholders will not know the amount of total consideration that will be paid in the proposed transactions when they vote on the transactions.

The number of shares proposed to be issued in the proposed transactions is fixed. The transaction agreements contemplate the issuance, in the aggregate, of 55,000,000 shares of SE Global common stock, comprised of 50,000,000 shares under the share purchase agreement, and 5,000,000 shares under the finder's fee agreement. The trading price of SE Global's common stock could increase or decrease in the period between the vote to approve the issuances and when the transactions actually close. Because the number of shares to be issued is fixed, stockholders will not know the value of the SE Global shares to be issued at the time of the closing of the transactions when they submit their proxies or vote on the issuances. Stockholders have until the date of the special meeting to return their proxy cards and the closing of the transactions will occur as soon as practicable after the meeting.

The price of our common stock at the time of the closing of the transactions may vary from its price at the date of this proxy statement and at the date of the special meeting. Therefore, in the transactions, the shares that we issue may have a greater value than the value of the same number of shares on the date of this proxy statement or the date of the special meeting. Variations in the price of our common stock before the completion of the transactions may result from a number of factors that are beyond our control, including actual or anticipated changes in our business, operations or prospects, market assessments of the likelihood that the transactions will be consummated and the time thereof, general market and economic conditions and other factors. In addition, the stock market generally has experienced significant price and volume fluctuations. These markets fluctuations could have a material effect on the market price of our common stock before the transactions are contemplated, and therefore could materially increase the value that we will transfer to Sun Media in the transactions.

The purchase price that we will pay for SNMG is higher than the purchase prices that Sun Media paid when it acquired the assets held by SNMG.

The aggregate purchase price that Sun Media paid for the business assets now held by SNMG when they were acquired was nominal. Sun Media created all the television programs and on-line contents and developed the goodwill of SNMG at a substantially lower cost. Pursuant to the share purchase agreement, SE Global will issue 50,000,000 shares of common stock to Sun Media for SNMG on a post split basis. Based upon the closing trading price of SE Global common stock on August 5, 2005 of $2.92 per share on a post split basis, SE Global would pay $146,000,000 pursuant to the share purchase agreement. This is substantially higher than what Sun Media paid to develop the business assets held by SNMG.

No professional opinion of legal counsel, public accountants, or investment bankers were obtained regarding the fairness of the proposed Transaction to SE Global or SNMG's shareholders. The consideration to be received by the stockholders of SNMG and the other terms of the Transaction were determined by the Board of Directors of SE Global and SNMG, which have inherent conflicts of interest, and may not reflect the value of the net assets of SNMG if an independent third party had been involved in negotiation of the terms of the Transaction; therefore there is no assurance the value established for the shares of SNMG is in fact fair market value.

SE Global has no prior experience in the program distribution and licensing industry and SNMG had a limited history in this business.

SE Global has had no prior experience in this line of business. SNMG had a limited operating history prior to entering into this Transaction. SE Global is at the emerging stages of its new business plan. There can be no assurance that SE Global will be able to meet its objectives, or that it will operate at a profit in this line of business after closing the Transaction.

Our future success depends on our ability to expand the existing distribution sales of the programming we are acquiring beyond the relatively few customers currently targeted.

If we cannot either expand the existing distribution sales for this programming or acquire new product and the rights to popular titles through production, distribution agreements, acquisitions, mergers, joint ventures or other strategic alliances, it could have a material adverse effect on our future business, results of operations and financial condition.

SE Global's future success will depend on its ability to distribute the programming right we are acquiring internationally which carry its own set of risks.

Risks in international distribution includes: cancellation or renegotiation of contracts, changes in laws and policies affecting international trade (including taxes), credit risk, fluctuating foreign exchange rates and controls, civil strife, acts of war, guerilla activities, insurrection, terrorism, changing retailer and consumer tastes and preferences with regard to our programming, differing degrees of protection of our intellectual property, cultural barriers, and potential instability of foreign economies and governments.  Any of these factors could have a material adverse effect on our business, results of operations and financial condition.

SE Global may be unable to integrate or have difficulty integrating this new business line with its existing business on close of the Transaction.

Integrating any business may be distracting to our management and disruptive to our existing business and may result in significant costs to SE Global.

SE Global could face challenges in consolidating functions and integrating procedures, information technology and accounting systems, personnel and operations in a timely and efficient manner. If any such integration is unsuccessful, or if the integration takes longer than anticipated, there could be a material adverse effect on SE Global's business, results of operations and financial condition. SE Global may have difficulty managing the combined entity in the short term if it experiences a significant loss of management personnel during the transition period after the close of the Transaction.

Operating results for SNMG's distribution segment may vary according to customer acceptance and competing products.

Operating results for SNMG's television programming it has the right to distribute can materially fluctuate depending primarily upon the acceptance of such productions by the public which are difficult to predict. In addition, the commercial success of the distribution of these television productions will depend upon the acceptance of other competing productions, and the availability of alternative forms of entertainment and leisure activities. Ratings for televison programs is also largely dependent of the program's host. The host may resign or choose to work for parties in competition with SNMG all of which is beyond its control.

Sun Media may assign additional distributors for its programs.

The deed dated July 1, 2005, which provided SNMG its distribution rights to certain programming owned by Sun 365 and Compass is non-exclusive. Sun Media may cause either or both Sun 365 and Compass to enter into additional agreements or deeds to distribute the programming these subsidiary companies create.

SE Global will depend on key personnel of SNMG to be successful. SE Global's future business and growth prospects may be severely disrupted if it loses their services.

SE Global's future success is heavily dependent upon the service of certain key executives of SNMG. In particular, SE Global will rely on the expertise, experience and leadership ability of Messrs. Bruno Wu, Chauncey Shey, Jianzhong and Ms. Fendi Chung-Yee Cheung in its business operations, and rely on their personal relationships with management of Sun Media, Sun 365, Compass, industry leaders in the PRC and the relevant regulatory authorities.  If one or more of our key personnel are unable or unwilling to continue in their present positions, we may not be able to easily replace them and may incur additional expenses to recruit and train new personnel, our business could be severely disrupted, and our financial condition and results of operations could be materially and adversely affected. SE Global and SNMG has not entered into employment contracts with these individuals and does not maintain key-man life insurance.

It may be difficult to serve SE Global with legal process or enforce judgments against it or its new management.

A substantial portion of SE Global's assets will be located in the PRC on closing the proposed Transaction. In addition, all of our proposed directors and officers are non-residents of the United States, and all or substantial portions of the assets of such non-residents are located outside the United States. As a result, it may not be possible to effect service of process within the United States upon such persons. Moreover, there is doubt as to whether the courts of the PRC would enforce:

  judgments of United States courts against SE Global, its directors or officers based on the civil liability provisions of the securities laws of the United States or any state; or
  in original actions brought in the PRC, liabilities against non-residents or us based upon the securities laws of the United States or any state.

The PRC government could change its policies toward private enterprise or even nationalize or expropriate it, which could result in the total loss of SE Global's investment in that country.

SE Global's proposed business is subject to significant political and economic uncertainties and may be adversely affected by political, economic and social developments in the PRC. Over the past several years, the PRC government has pursued economic reform policies including the encouragement of private economic activity and greater economic decentralization. The PRC government may not continue to pursue these policies or may significantly alter them to our detriment from time to time with little, if any, prior notice.

Changes in the PRC's policies, laws and regulations or in its interpretation or its imposition of confiscatory taxation, restrictions on currency conversion, restrictions or prohibitions on dividend payments to stockholders, devaluations of currency or the nationalization or other expropriation of private enterprises could have a material adverse effect on SE Global's business. Nationalization or expropriation could even result in the total loss of SE Global's investment in the PRC and in the total loss of your investment.

The PRC government may impose certain restrictions on future television programming or electronic publishing contents which could negatively affect SE Global's revenue or result in the total loss of SE Global's investment in that country.

Government control of currency conversion and future movements in exchange rates may adversely affect SE Global's operations and financial results.

In the event SE Global generates revenues in the PRC, SE Global expects to receive substantially all of its revenues in Renminbi, or RMB, the currency of the PRC. A portion of such revenues will be converted into other currencies to meet SE Global's foreign currency obligations. Foreign exchange transactions under SE Global's regulated Chinese capital account, including principal payments in respect of foreign currency-denominated obligations, continue to be subject to significant foreign exchange controls and require the approval of the State Administration of Foreign Exchange. These limitations could affect our ability to obtain foreign exchange through debt or equity financing, or to obtain foreign exchange for capital expenditures.

Since 1994, the conversion of Renminbi into foreign currencies, including U.S. dollars, has been based on rates set by the People's Bank of China, which are set daily based on the previous day's PRC interbank foreign exchange market rate and current exchange rates on the world financial markets. Since 1994, the official exchange rate for the conversion of Renminbi to U.S. dollars has generally been stable, but there is no assurance that the stability will continue. Our financial condition and results of operations may also be affected by changes in the value of certain currencies other than the Renminbi in which SE Global's earnings and obligations are denominated. In particular, an appreciation of the Renminbi is likely to decrease the portion of SE Global's cash flow required to satisfy our foreign currency-denominated obligations. Exchange rate fluctuations may adversely affect distributions from SE Global's investment in the PRC which are denominated in Renminbi, and the value of our investment in the PRC.

There can be no assurance that the total market capitalization of SE Global's common stock after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of SE Global's common stock following the reverse stock split will either exceed or remain higher than the current per share market price.

There can be no assurance that the market price per new share of SE Global's common stock (the "New Shares") after the reverse stock split will rise or remain constant in proportion to the reduction in the number of old shares of SE Global's common stock (the "Old Shares") outstanding before the reverse stock split. For example, based on the market price of SE Global's common stock on December 31, 2004 of $0.95 per share, there can be no assurance that the post-split market price of SE Global's common stock would be $1.90 per share or greater. Accordingly, the total market capitalization of SE Global's common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of SE Global's common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

SE Global's common stock could be adversely affected following a reverse stock split.

The market price of SE Global's common stock will also be based on SE Global's performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of SE Global's common stock declines, the percentage decline as an absolute number and as a percentage of SE Global's overall market capitalization may be greater than would occur in the absence of a reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a reverse stock split are lower than they were before the reverse stock split. Furthermore, the liquidity of SE Global's common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Accounting Treatment of the Transaction

On closing of the Transaction, based on management's consultation with the auditors for SE Global and the auditors of SNMG, it appears that the proper accounting treatment is a so-called "reverse acquisition," whereby SNMG will account for the transaction as a recapitalization of SE Global. SNMG is deemed to be the "nominal acquiree" due to the common stockholders of SNMG ultimately controlling the reorganized company.

Certain Federal Income Tax Consequences

The following discussion is limited to the material federal income tax consequences of the proposed Transaction and does not discuss state, local, or foreign tax consequences or all of the tax consequences that might be relevant to an individual stockholder of SE Global or SNMG. SE Global has not sought an opinion as to the tax consequences of the Transaction, however, SE Global believes the Transaction will qualify for federal income tax purposes as a tax free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). SE Global, SNMG, and their shareholders will not recognize any gain or loss as a result of the Transaction and SE Global and SNMG's shareholders' aggregate tax basis and respective holding periods are the same as they were prior to the Transaction.

These conclusions are based on the federal income tax laws currently in effect, including the Internal Revenue Code of 1986, as amended, final and proposed Treasury Regulations, published rulings and administrative practices of the Internal Revenue Service and court decisions which are subject to change, and in some cases not binding on the Internal Revenue Service or the court. Any change could alter the tax consequences of the proposed Transaction. No advance income tax rulings have been sought from the Internal Revenue Service with respect to any of the transactions contemplated under the share purchase agreement. If the Internal Revenue Service were to successfully challenge SE Global and SNMG's determinations described above, SE Global may be required to recognize taxable income in an amount equal to the value of the shares of common stock of SE Global issued to the stockholders of SNMG.

You Are Urged to Consult Your Own Tax Advisor as to Specific Tax Consequences to You by the Transaction Including Tax Return Reporting Requirements and the Applicability and Effect of Federal, State, Local, Foreign and Other Applicable Tax Laws.

Selected Financial Data

SE Global and SNMG have provided the following selected historical financial data to aid you in analyzing the financial aspects of the Transaction. The information is only a summary and you should read it together with SE Global's and SNMG's respective financial statements, which are included as part of this information statement.

The unaudited pro forma consolidated financial data also set forth below gives effect to the Transaction of SNMG by SE Global. The selected unaudited pro forma consolidated financial data is based on estimates and assumptions. This data is not intended to represent or be indicative of the consolidated results of operations or financial conditions of SE Global that would have been reported had the Transaction been completed as of the dates presented, and is not intended to represent or be indicative of future consolidated results of operations or financial condition of SE Global.

Selected Historical Financial Data of SE Global

	Three Months Ended March 31, 2005 (Unaudited)	Year Ended December 31, 2004	Year Ended December 31, 2003
BALANCE SHEET DATA:
Current Assets: Other Assets: Total Assets: Total Liabilities: Retained Earnings (Deficit): Shareholder Equity (Deficit) :	$ 106,981 68,253 175,234 343,985 (6,368,697) (168,751)	$ 96,766 75,278 172,044 313,440 (5,293,942) (141,396)	$ 359,706 123,980 483,686 452,627 (4,940,487) 31,059

INCOME STATEMENT DATA
Net Revenues: Total Expenses: Net Profit (Loss):	$ 109,789 1,184,544 (1,074,755)	$ 521,885 875,340 (353,455)	$ 956,179 827,585 338,819

Selected Historical Consolidated Financial Data of SNMG
Inception (June 6, 2005) to July 11, 2005
BALANCE SHEET DATA:
Current Assets: Other Assets: Total Assets: Total Liabilities: Retained Earnings (Deficit): Shareholder Equity:	$ 250,000 0 250,000 0 0 250,000

INCOME STATEMENT DATA
Total Income: Total Expenses: Net Profit (Loss):	$ 0 0 0

Selected Unaudited Pro Forma Combined Financial Data of SE Global and SNMG
Three Months Ended March 31, 2005 (Unaudited)
BALANCE SHEET DATA:
Current Assets: Other Assets: Total Assets: Total Liabilities: Retained Earnings (Deficit): Shareholder Equity:	$ 881,981 318,253 1,200,234 343,985 0 856,249

Pro Forma Financial Information

The proposed merger is described as a "reverse acquisition" to be reflected as a recapitalization with SNMG as the accounting acquirer.

The accompanying pro forma combined condensed consolidated financial statements are provided for informational purposes only. They are not necessarily indicative of the results that will be achieved for future periods. The accompanying pro forma condensed consolidated financial statements do not purport to represent what SE Global's results of operations or financial position would actually have been if the Transaction had, in fact, occurred on March 31, 2005. You should read the accompanying pro forma condensed consolidated financial statements and the related notes in conjunction with the audited and unaudited financial statements included elsewhere in this information statement/prospectus.

Unaudited Pro Form Consolidated Balanace Sheet

The Unaudited Pro-Forma Consolidated Balance Sheet reflects financial information which gives pro-forma effect to the acquisition of all the outstanding common shares of Sun New Media Group Limited ("SNMG") in exchange for 50 million post-consolidation shares of common stock of SE Global Equities Corp. ("SE Global"). In contemplation of the acquisition, SE Global will effect a two-for-one reverse split of common stock existing as of the acquisition date. Concurrent with the acquisition, SE Global will issue 5 million post-consolidation shares of common stock as finders' fees in connection with the transaction and 250,000 post-consolidation shares of common stock as a prepayment to its pre-acquisition controlling stockholder for future management services.

The acquisition is to be recorded as a reverse acquisition. The liabilities of SE Global exceeded assets and the resulting net liability position of $168,751 is recorded as a reduction of additional paid-in capital. The Pro Forma Consolidated Balance Sheet included herein reflects the use of the purchase method of accounting for the above transaction as applicable to reverse acquisitions. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in this Proxy Statement.

The Pro-Forma Consolidated Balance Sheet gives effect to the above transaction as if it occurred on July 11, 2005. SNMG was inactive for the 36-day period from its inception (June 6, 2005) to July 11, 2005. Accordingly, pro-forma consolidated statements of operations have not been presented.

The Pro-Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of the consolidated financial position which actually would have occurred if the above transaction had been consummated on July 11, 2005; nor does it purport to present the financial position for future periods.

[Pro Forma Statements Begin on Next Page]

SE GLOBAL EQUITIES CORP.

PRO-FORMA CONSOLIDATED BALANCE SHEET

(Unaudited)

SE Global (as at March 31, 2005)	SNMG (as at July 11, 2005)	Adjustments	Pro-forma Consolidated

ASSETS

CURRENT
Cash and short-term investments	$ 61,019	$ -	$ -		$ 61,019
Accounts receivable	14,880	-	-		14,880
Prepaid expenses and deposits	31,082	-	775,000	(4)	806,082

	106,981	-	775,000		881,981

CASH IN ESCROW	-	250,000	-		250,000
FIXED ASSETS	21,273	-	-		21,273
CLEARING BROKER DEPOSIT	46,980	-	-		46,980

	$ 175,234	$ 250,000	$ 775,000		$ 1,200,234

LIABILITIES

CURRENT
Accounts payable	$ 102,103	$ -	$ -		$ 102,103
Loan payable	100,000	-	-		100,000

	202,103	-	-		202,103

DUE TO CAPITAL ALLIANCE GROUP	141,882	-	-		141,882

	343,985	-	-		343,985

STOCKHOLDERS' EQUITY (CAPITAL DEFICIT)

CAPITAL STOCK	176,537	250,000	(88,268)	(1)	640,769
			250,000	(2)
			50,000	(3)
			2,500	(4)

ADDITIONAL PAID-IN CAPITAL	6,023,409	-	(6,023,409)	(1)	215,480
			(257,020)	(1)
			(250,000)	(2)
			(50,000)	(3)
			772,500	(4)
ACCUMULATED DEFICIT	(6,368,697)	-	6,368,697	(1)	-

	(168,751)	250,000	775,000		856,249

	$ 175,234	$ 250,000	$ 775,000		$ 1,200,234

The accompanying notes are an integral part of this pro-forma consolidated balance sheet.

SE GLOBAL EQUITIES CORP.

NOTES TO THE PRO-FORMA CONSOLIDATED BALANCE SHEET

(Unaudited)
  The acquisition of SNMG has been accounted for as a reverse acquisition whereby the Pro Forma Consolidated Balance Sheet of SE Global Equities Corp. is presented as a continuation of SNMG. The acquisition is recorded at the fair value of the net assets of SE Global Equities Corp. which prior to the acquisition approximates book value of $Nil due to a net liability position. The adjustment necessary is to reclassify amounts between capital stock and additional paid-in capital to reflect the par value stock of SE Global. Using common shares outstanding at March 31, 2005 of 8,826,870 (post-consolidation), the par value of shares existing in SE Global at the acquisition date is $88,269. The net liability of SE Global at March 31, 2005 of $168,751 results in a reduction of additional paid-in capital of $257,020.
  A reclassification is necessary to adjust the par value associated with the 50 million post-consolidation shares of SE Global common stock issued to SNMG's stockholder. Par value associated therewith is $500,000.
  To reflect the issuance of 5 million post-consolidation shares of SE Global's common stock as a finder's fee for the transaction.
  To account for the issuance of 250,000 post-consolidation shares of SE Global's common stock to Capital Alliance Group as a prepayment for future management services where the value was determined based upon the quoted market value of SE Global's common stock on July 11, 2005 (adjusted for consolidation).

NO DISSENTER'S RIGHTS

Under the Minnesota Revised Statutes, you are not entitled to dissenter's rights in connection with:) the share acquisition; amendment to SE Global's Articles of Incorporation to change the name of SE Global, reverse split of the issued and outstanding common stock or the recapitalization the authorized share capital of SE Global and SE Global will not provide stockholders with such a right.

INFORMATION CONCERNING SE GLOBAL

Business History of SE Global

SE Global was formed in Minnesota on June 20, 1972 under the name "Land Corporation of America, Inc." The Company changed their name to "Future Homes, Inc." on November 30, 1977, and then to "Future Technologies, Inc." on February 8, 1999. The Company has carried on business under the present name, "SE Global Equities Corp." since April 20, 2001.

SE Global was inactive until the acquisition of 100% of the issued and outstanding shares of SE Global Equities Inc. (a company incorporated in the Cayman Islands on October 30, 2000). The acquisition of all the issued and outstanding shares of SE Global Equities Inc. was completed on February 21, 2001 by a share exchange reorganization pursuant to which we issued a total of 12,873,944 shares of common stock to the stockholders of SE Global Equities Inc.

SE Global now carries on business primarily through its wholly-owned subsidiaries SE Global Equities, Inc., which maintains its corresponding office at Suite 1200, 777 West Broadway, Vancouver, British Columbia, Canada V5Z 4J7, SE Global Capital, Inc. (a California corporation incorporated on May 9, 2001), which maintains its business office at 20265 Valley Blvd., Suite O, Walnut, CA 91789, and also through Global-American Investments Inc., which maintains its business office at 34167 Pacific Coast Highway, Suite D, Dana Point, California.

SE Global's Current Business

SE Global through its subsidiaries and affiliates is a provider of direct access trading software and financial resources for international investors. SE Global has offices in Walnut, California and Vancouver, British Columbia. SE Global's subsidiary, Global-American Investments, Inc., maintains a separate office in Dana Point, California. SE Global provides its customers with access to its global alliance network of 28 brokerage firms, 24 hours a day, covering 29 stock exchanges spanning five continents.

SE Global provides direct access trading software, SE Global TradeTM and SEG LiteTM, and market data through a formal licensing and worldwide distribution agreement with Direct Access Financial Corporation ("Direct Access"). SE Global pays a licensing fee to license the direct access trading software.

Users of the SE Global Trade and SEG Lite software open trading accounts directly with SE Global's subsidiary, Global-American Investments, Inc., which is a U.S. registered broker-dealer, or through any one of SE Global's alliance brokers. Those users of the software who choose to open accounts with Global-American Investments, Inc. or any of our alliance brokers are provided with direct access to the relevant broker. Unlike traditional web-based online brokers, direct access trading software enables the users to bypass middlemen and route trades directly to electronic communication networks (ECNs) and exchanges. SE Global Trade and SEG Lite route orders through channels that directly match buyers and sellers - unlike some web-based trading platforms which utilize local broker dealers who may sell orders to third parties, thereby potentially compromising both purchase price and speed of execution. Benefits of SE Global's direct access trading software include: swift trade execution and trade confirmation, and increased currency of available pricing information as a result of improved trade execution.

In late September 2001, SE Global launched a sophisticated data provider labeled Global Data TerminalTM ("GDT"). GDT is a low cost and efficient tool that enables investors to monitor securities on the Nasdaq, NYSE, AMEX, OPRA and CME exchanges in addition to ECNs in real time on their desktops.

The target market for GDT includes a broad range of individual investors, high net worth clients, proprietary traders, financial advisors, securities dealers and asset mangers located in North America and abroad. In particular, SE Global believes it has positioned GDT to meet the market information needs of overseas clients who require a data platform with sophisticated charting and tracking features, which is moderately priced. GDT provides an extensive range of live Level II quotes from multiple U.S. stock and derivative exchanges, comprehensive fundamental and technical analysis tools, portfolio management, price alerts and time and sales data. GDT subscribers may access SE Global Trade, without its trading capabilities, for a fixed monthly fee. Those GDT subscribers wishing to upgrade to the full direct access trading capabilities of SE Global Trade may do so by paying additional activation fees.

Substantially all of SE Global's revenues have consisted of brokerage commissions generated by Global American Investments, Inc. since its acquisition effective August 1, 2001. For the fiscal year ended December 31, 2003, we also generated modest revenues in the form of subscriptions and activation fees in the amount of $9,903.

Trades effected through Global-American Investments, Inc. are cleared by Computer Clearing Services, Inc. All U.S. registered broker dealers are required to become members of the Securities Investor Protection Corporation. This membership provides for $500,000 in coverage per customer (with a $100,000 cash limit).

Not all securities, products or services described are available in all countries, and nothing herein is an offer or solicitation of securities products and services in any jurisdiction where their offer or sale is not qualified or exempt from registration.

SE Global is still in the early stages as a viable commercial entity in the securities brokerage industry, and consequently its focus has been on the identification of market needs, the development of products and services to meet these needs, and the branding of our company and its products.

Marketing

The international active stock-trader segment is the key market segment that SE Global will focus upon. In particular, SE Global's strategy is to market the direct access stock-trading software through the following channels:

  a global network of brokerage firms with whom SE Global has strategic marketing alliances;
  joint venture and business-to-business alliances with websites and financial services providers;
  international agent representatives; and
  direct marketing to users through the Internet, print and multimedia.

Initially, SE Global's has been and continue to concentrate its marketing resources on its relationships with brokerage firms within our international network. Through SE Global's business development team, SE Global's marketing efforts are dedicated to generating agreements with these brokerage firms who will direct clients to SE Global Trade. As this network grows, SE Global anticipate that the brokerage firms will continue to be responsible for the majority of direct marketing costs.

Additionally, we continue to pursue and develop targeted marketing efforts through Internet marketing, targeted advertising, sponsorships, co-branding, trade shows, corporate videos, public relations and the development of collateral marketing materials. Together, these marketing elements are intended to attract software users, build market awareness, educate the investing public and develop brand name recognition.

Competition

The market for brokerage services, particularly electronic brokerage services, is rapidly evolving and intensely competitive. SE Global encounter direct competition from numerous North American and other brokerage firms, many of which provide online brokerage services. These competitors include such brokerage firms as AmeriTrade Online Holdings Corp., Charles Schwab & Co., Inc., CSFBdirect, E*TRADE Securities, Inc., Fidelity Brokerage Services, Inc., and TD Waterhouse Securities, Inc. SE Global also encounter competition from established full-commission brokerage firms as well as financial institutions, mutual fund sponsors and other organizations, some of which provide or have announced that they intend to provide online brokerage services.

Governmental Regulation

Securities Regulations. SE Global is not a securities dealer in its own right and has not sought such registration. SE Global's customers are required to open trading accounts with the appropriate alliance brokers, who screen applicants for new trading accounts, and who provide trade execution and support services, in compliance with local regulatory requirements. All orders for U.S. securities placed through our SE Global Trade or SEG Lite branded software are processed through Global-American Investments, Inc.

Certain of SE Global's subsidiaries and affiliates are subject to various securities and commodities regulations and capital adequacy requirements promulgated by the regulatory and exchange authorities of the jurisdictions in which they operate. Some subsidiaries are registered as broker-dealers and as investment advisers with the U.S. Securities and Exchange Commission. Certain of SE Global's subsidiaries and affiliates are also members of securities exchanges, as well as the National Association of Securities Dealers, Inc. ("NASD").

SE Global's primary U.S. broker-dealer subsidiary, Global-American Investments, Inc., is registered as a broker-dealer in 23 states and the District of Columbia. Global-American Investments, Inc. is subject to extensive regulation, including minimum capital requirements, which are promulgated and enforced by, among others, the Securities Exchange Commission, and various other self-regulatory organizations of which they are a member and the securities administrators of the 23 states. The Securities and Exchange Commission requires certain registered broker-dealers (including Global-American) to maintain records concerning certain financial and securities activities of affiliated companies that may be material to the broker-dealer, and to file certain financial and other information regarding such affiliated companies.

USA Patriot Act of 2001. In October 2001, the USA Patriot Act of 2001 was enacted in response to the terrorist attacks in New York, Pennsylvania and Washington D.C. which occurred on September 11, 2001. The Patriot Act is intended to strengthen U.S. law enforcement's and the intelligence communities' abilities to work cohesively to combat terrorism on a variety of fronts. The potential impact of the Patriot Act on financial institutions of all kinds is significant and wide ranging. The Patriot Act contains sweeping anti-money laundering and financial transparency laws and imposes various regulations, including standards for verifying client identification at account opening, and rules to promote cooperation among financial institutions, regulators and 1aw enforcement entities in identifying parties that may be involved in terrorism or money laundering.

Sarbanes-Oxley Act of 2002. On July 30, 2002, President Bush signed into law the Sarbanes-Oxley Act of 2002, or the SOA. SOA imposes a wide variety of new requirements on both U.S. and non-U.S. companies, that file or are required to file periodic reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934. Many of these new requirements will affect SE Global and its board of directors. For instance, under SOA SE Global is required to:

  form an audit committees in compliance with SOA;
  have SE Global's chief executive office and chief financial officer are required to certify its financial statements;
  ensure SE Global's directors and senior officers are required to forfeit all bonuses or other incentive-based compensation and profits received from the sale of SE Global's securities in the twelve month period following initial publication of any of SE Global's financial statements that later require restatement;
  disclose any off-balance sheet transactions as required by SOA;
  prohibit all personal loans to directors and officers;
  insure directors, officers and 10% holders file their Forms 4's within two days of a transaction;
  adopt a code of ethics and file a Form 8-K when ever there is a change or waiver of this code; and
  insure SE Global's auditor is independent as defined by SOA.

SOA has required us to review our current procedures and policies to determine whether they comply with the SOA and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the SOA and will take whatever actions are necessary to ensure that we are in compliance.

Research and Development

Over the past two fiscal years, SE Global has spent no money on research and development activities.

Employees

SE Global currently has 12 employees. Of the 12 employees, one is the Chief Executive Officer, one is the Chief Financial Officer, two are in business development and marketing, three are in corporate administration, three are in operations, one is in compliance, and one is in technical support. SE Global expects it will add more employees and independent consultants if it successful in completing its proposed acquisition of SNMG.

Description of Property

SE Global rents a portion of the space leased by its majority stockholder CAG for approximately $2,500 per month. CAG leases approximately 3,526 square feet of office space located at Suite 1200, 777 West Broadway, Vancouver, British Columbia, Canada under a lease which expires in August, 2010. SE Global's portion of these premises house its principal executive offices.

Through SE Global's subsidiary, SE Global Capital, Inc. (formerly SE Global Direct, Inc.) SE Global leases approximately 2500 square feet of office space located at 20265 Valley Blvd, Suite O, Walnut, California, 91789 under a lease which expires on June 30, 2008 for a monthly rent of $3,000.

Through SE Global's subsidiary Global-American Investments Inc., SE Global leases approximately 500 square feet of office space located at 34167 Pacific Coast Highway, Suite D, Dana Point, California, under a month to month lease for a monthly rent of $600.

SE Global Subsidiaries

SE Global has two wholly-owned subsidiary companies at this time"

  Global-American Investments, Inc.
  SE Global Capital, Inc.

Legal Proceedings

We know of no material, active or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

Market for SE Global's Common Equity and Related Stockholders Matters

Market Information. Our common shares are quoted on the Over-the-Counter Bulletin Board under the symbol "SEGB". The following quotations reflect the high and low bids for our common stock based on inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. The high and low bid prices for our common shares (obtained from Canada Stockwatch) for each full financial quarter for the two most recent full fiscal years were as follows:

Quarter Ended(1)	High	Low
June 30, 2005	$2.80	$1.50
March 31, 2005	$2.51	$0.75
December 31, 2004	$0.95	$0.17
September 30, 2004	$ 0.40	$0.14
June 30, 2004	$0.40	$0.14
March 31, 2004	$0.51	$0.30
December 31, 2003	$0.43	$0.21
September 30, 2003	$0.61	$0.22
June 30, 2003	$0.51	$0.15
March 31, 2003	$0.51	$0.16
Notes:
(1)	The quotations above reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Holders of Common Stock. As of August 10, 2005, there were 185 registered shareholders of SE Global's common stock.

Dividends. SE Global has never declared nor paid any cash dividends on its capital stock and does not anticipate paying cash dividends in the foreseeable future. SE Global's current policy is to retain any earnings in order to finance the expansion of its operations. SE Global's board of directors will determine future declaration and payment of dividends, if any, in light of the then-current conditions they deem relevant and in accordance with the Minnesota Revised Statutes.

No Equity Compensation Plan. SE Global does not have an equity compensation plan and does not plan to implement such a plan.

Reports to Securities Holders. SE Global is required to file annual reports on Form 10-KSB and quarterly reports on Form 10-QSB with the Securities Exchange Commission on a regular basis, and will be required to timely disclose certain material events (e.g., changes in corporate control; acquisitions or dispositions of a significant amount of assets other than in the ordinary course of business; and bankruptcy) in a current report on Form 8-K.

You may read and copy any materials SE Global files with the Securities and Exchange Commission at their Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

Financial Statements

SE Global's fiscal year end is December 31st.

SE Global's audited financial statements for the fiscal year ended December 31, 2004, and its unaudited financial statements for the quarter ended March 31, 2005, immediately follow:

SE GLOBAL EQUITIES CORP.

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 and 2003

(Expressed In United States Dollars)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CONSOLIDATED BALANCE SHEETS

CONSOLIDATED STATEMENT OF OPERATIONS

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

CONSOLIDATED STATEMENT OF CASH FLOWS

NOTES CONSOLIDATED FINANCIAL STATEMENTS

Partnership of:
D A L E M A T H E S O N C A R R - H I L T O N L A B O N T E C H A R T E R E D A C C O U N T A N T S	Robert J. Burkart, Inc. Alvin F. Dale, Ltd. Wilfred A Jacobson, Inc, Robert J. Matheson, Inc. Brian A. Shaw, Inc	James F. Carr-Hilton, Ltd. Peter J. Donaldson, Inc. Reginald .J. LaBonte, Ltd. Fraser G. Ross, Ltd. Anthony L. Soda, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of SE Global Equities Corp.

We have audited the consolidated balance sheets of SE Global Equities Corp. as at December 31, 2004 and 2003 and the consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2004 and 2003 and the results of its operations and cash flows and the changes in stockholders' equity for the years then ended in accordance with generally accepted accounting principles in the United States.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, to date the Company has incurred substantial losses in developing its business. The Company anticipates that additional external funding may be required to meet its obligations and the costs of its operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in this regard are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

"Dale Matheson Carr-Hilton LaBonte"
CHARTERED ACCOUNTANTS

Vancouver, B.C.
February 28, 2005

A MEMBER OF MMGI INTERNATIONAL, A WORLDWIDE NETWORK OF INDEPENDENT ACCOUNTANTS AND BUSINESS ADVISORS
Vancouver	Suite 1700 - 1140 West Pender Street, Vancouver, B.C., Canada , V6E 4G1 Tel: 604-687-4747 ∙ Fax: 604-687-4216
Suite 1300 - 1140 West Pender Street - Regulatory and Tax Practices Office - Tel: 604-687-4747 Fax: 604-689-2778

SE GLOBAL EQUITIES CORP.
CONSOLIDATED BALANCE SHEETS
	December 31, 2004	December 31, 2003

ASSETS

CURRENT
Cash	$ 44,205	$ 267,891
Accounts receivable	15,479	78,090
Prepaid expenses and deposits	37,082	13,725

	96,766	359,706

DUE FROM PARENT COMPANY (Note 5)	-	67,000
FIXED ASSETS	23,298	-
CLEARING BROKER DEPOSIT	51,980	56,980

	$ 172,044	$ 483,686

LIABILITIES

CURRENT
Accounts payable	$ 108,875	$ 352,627
Loan payable (Note 3)	100,000	100,000

	208,875	452,627
DUE TO PARENT COMPANY (Note 5)	104,565	-

	313,440	452,627

CONTINGENCY (Note 1)

STOCKHOLDERS' EQUITY (CAPITAL DEFICIENCY)

CAPITAL STOCK (Note 4)
Common stock $.01 par value; 100,000,000 shares authorized
17,583,740 (2003 - 17,583,740) shares issued and outstanding	175,837	175,837
ADDITIONAL PAID IN CAPITAL	4,976,709	4,795,709
DEFICIT	(5,293,942)	(4,940,487)

	(141,396)	31,059

	$ 172,044	$ 483,686

The accompanying notes are an integral part of these consolidated financial statements.

F1

SE GLOBAL EQUITIES CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31
	2004	2003
REVENUES
Brokerage commissions	$ 2,149,073	$ 2,367,205
Consulting fees and other income	63,996	309,552
	2,213,069	2,676,757
Direct costs	1,691,184	1,720,578

NET REVENUES	521,885	956,179

EXPENSES
Depreciation	4,066	2,453
Consulting - stock based compensation (Note 4)	181,000	-
General and administrative	227,079	243,013
Management fees and salaries	381,859	508,248
Professional fees	81,336	73,871

	875,340	827,585

OPERATING INCOME (LOSS)	(353,455)	128,594

OTHER INCOME
Gain on sale of subsidiaries (Note 6)	-	210,225

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAX	(353,455)	338,819

PROVISION FOR (BENEFIT FROM) INCOME TAXES (Note 7)
Current	-	(115,198)
Recovery of deferred tax assets	-	115,198

NET INCOME (LOSS) FOR THE YEAR	$ (353,455)	$ 338,819

BASIC NET INCOME (LOSS) PER SHARE	$ (0.02)	$ 0.02

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	17,583,740	14,988,630

The accompanying notes are an integral part of these consolidated financial statements.

F2

SE GLOBAL EQUITIES CORP.

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	Common shares
	Number	Amount	Additional Paid in Capital	Common share Subscriptions	Deficit	Total
Balance, December 31, 2002	14,735,962	147,359	4,284,287	-	(5,279,306)	(847,660)
Issued for stock options at $0.57 per share	70,000	700	39,200	-	-	39,900
Issued on settlement of advances from CAG	2,777,778	27,778	472,222	-	-	500,000
Net income for the year	-	-	-	-	338,819	338,819
Balance, December 31, 2003	17,583,740	175,837	4,795,709	-	(4,940,487)	31,059
Stock based compensation expense	-	-	181,000	-	-	181,000
Net loss for the year	-	-	-	-	(353,455)	(353,455)

Balance, December 31, 2004	17,583,740	$175,837	$ 4,976,709	$ -	$ (5,293,942)	$ (141,396)

The accompanying notes are an integral part of these consolidated financial statements

F3

SE GLOBAL EQUITIES CORP.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31

	2004	2003

Cash flows from operating activities
Net income (loss) for the year	$ (353,455)	$ 338,819
Adjustments to reconcile net income (loss) to net cash from (used in) operating activities
- depreciation	4,066	2,453
- stock-based compensation	181,000	-
- gain on sale of subsidiaries	-	(210,225)
- accounts receivable	62,611	(2,759)
- prepaid expenses and deposits	(23,357)	5,788
- accounts payable	(243,752)	123,531

CASH FROM (USED IN) OPERATING ACTIVITIES	(372,887)	257,607

Cash flows from investing activities
- fixed assets	(27,364)	-
- broker deposit	5,000	(20,000)

CASH FROM (USED IN) investing activities	(22,364)	(20,000)

Cash flows from financing activities
- restricted cash	-	80,730
- loan advances	-	100,000
- capital lease obligation repayments	-	(43,333)
- advances (to) from parent company and related parties	171,565	(682,425)
- issue of common shares	-	539,899

Cash from (USED IN) financing activities	171,565	(5,129)

Increase (DECREASE) in cash	(223,686)	232,478

Cash, Beginning of year	267,891	35,413

Cash, End of year	$ 44,205	$ 267,891

SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid	$ 11,000	$ Nil

Taxes paid	$ Nil	$ Nil

The accompanying notes are an integral part of these consolidated financial statements.

F4

NOTE 1 - NATURE OF OPERATIONS AND BASIS OF PRESENTATION

The Company offers a software platform that provides electronic low cost order routing of U.S. securities through a licensed U.S. securities broker-dealer to investors throughout most of the world.  All order routing and support services are provided by the individual alliance broker in compliance with local regulatory requirements.  Global-American Investments, Inc. ("GAI"), a subsidiary of SE Global Equities Corp., is a U.S. licensed securities broker-dealer.  GAI provides a wide range of brokerage services in the United States.

Going concern

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America with the on-going assumption applicable to a going concern which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The continued operations of the Company and the recoverability of the carrying value of its assets is dependent upon the ability of the Company to maintain profitable operations. The accompanying financial statements do not include any adjustments relative to the recoverability and classification of assets carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty. To date, the Company has incurred losses since inception totaling $5,293,942 and at December 31, 2004 had a working capital deficit of $112,109 and continues to rely on outside equity capital to finance recurring operating losses.

There can be no assurance that capital will be available as necessary to meet the Company's working capital requirements or, if the capital is available, that it will be on terms acceptable to the Company. The issuances of additional equity securities by the Company may result in a significant dilution in the equity interests of its current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase the Company's liabilities and future cash commitments. If the Company is unable to obtain financing in the amounts and on terms deemed acceptable, the business and future success may be adversely affected. Given the Company's limited profitable operating history, there can be no assurance that it will be able to achieve or maintain profitability. Accordingly, these factors raise substantial doubt about the Company's ability to continue as a going concern.

On January 7, 2005, the Company, CAG, and Sun Media Investment Holdings Limited entered into an engagement term sheet for the acquisition of the business assets of Asia Multi-Media Technology Services Holdings Limited (refer to Note 8).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying consolidated financial statements are presented in United States dollars and are prepared in accordance with accounting principles generally accepted in the United States.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, which include SE Global Capital, Inc., a company incorporated on May 11, 2001 in the State of California, SE Global Equities Inc. ("SEG Cayman"), a Cayman Islands company incorporated on October 30, 2000, and GAI. The Company also has an inactive subsidiary, SE Global Investment Company Limited, which has no assets, liabilities or operations. On May 30, 2003 the Company sold its interest in two of its non-operating subsidiaries, SE Global Equities Company Limited and SE Global Communications (Hong Kong) Limited, to arms-length parties for nominal consideration. All significant intercompany balances and transactions have been eliminated on consolidation.

F5

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the periods that the financial statements are prepared. Actual amounts could differ from these estimates.

Financial instruments

The Company's financial instruments include cash and cash equivalents, accounts receivable and payable and loans payable. The fair values of these financial instruments approximate their carrying values due to the short-term maturity of the instruments.

Revenue recognition

Brokerage fees and commissions derived from securities transactions and related revenues and expenses are recorded on a trade date basis. Commission revenues are recorded on a settlement date basis. Consulting fees are recorded in accordance with the terms of consulting agreements when collection is reasonably assured.

Net earnings (loss) per common share

Basic earnings (loss) per share includes no dilution and is computed by dividing earnings (loss) available to common stockholders by the weighted average number of common shares outstanding for the year. Diluted net earnings (loss) per share reflects the potential dilution of securities that could share in the earnings (loss) of the Company. The accompanying presentation is only of basic net earnings (loss) per share as the potentially dilutive factors are anti-dilutive to basic net earnings (loss) per share.

Foreign currency transactions

The financial statements are presented in United States dollars. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 52, "Foreign Currency Translation", since the functional currency of the Company is U.S. dollars, the foreign currency financial statements of the Company's subsidiaries are re-measured into U.S. dollars. Monetary assets and liabilities are re-measured using the foreign exchange rate that prevailed at the balance sheet date. Revenue and expenses are translated at weighted average rates of exchange during the year and stockholders' equity accounts and capital asset accounts are translated by using historical exchange rates. Any re-measurement gain or loss incurred is reported in the consolidated income statement.

Income taxes

The Company follows the liability method of accounting for income taxes in accordance with SFAS No. 109. Under this method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances. Future tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment. A valuation allowance is provided for deferred tax assets if it is more likely than not that the Company will not realize the future benefit, or if the future deductibility is uncertain.

F6

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

Stock-based compensation

In December 2002, the Financial Accounting Standards Board issued Financial Accounting Standard No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure" ("SFAS No. 148"), an amendment of Financial Accounting Standard No. 123 "Accounting for Stock-Based Compensation" ("SFAS No. 123"). The purpose of SFAS No. 148 is to: (1) provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation, (2) amend the disclosure provisions to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation, and (3) to require disclosure of those effects in interim financial information. The disclosure provisions of SFAS No. 148 were effective for the Company for the year ended December 31, 2002 and the required disclosures have been made below.

The Company has elected to continue to account for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", ("APB No. 25") and comply with the disclosure provisions of SFAS No. 123 as amended by SFAS No. 148 as described above. In addition, in accordance with SFAS No. 123 the Company applies the fair value method using the Black-Scholes option-pricing model in accounting for options granted to consultants. Under APB No. 25, compensation expense is recognized based on the difference, if any, on the date of grant between the estimated fair value of the Company's stock and the amount an employee must pay to acquire the stock. Compensation expense is recognized immediately for past services and pro-rata for future services over the option-vesting period.

The following table illustrates the pro forma effect on net income (loss) and net income (loss) per share as if the Company had accounted for its for stock-based employee compensation using the fair value provisions of SFAS No. 123 using the assumptions as described in Note 4:

		December 31, 2004	December 31, 2003

Net income (loss) for the year	As reported	$ (353,455)	$ 338,819
SFAS 123 employee compensation expense	Pro-forma	(80,000)	(76,800)

Net income (loss) for the year	Pro-forma	$ (433,455)	$ 262,019

Pro-forma basic net income (loss) per share	Pro-forma	$ (0.02)	$ 0.02

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with SFAS No. 123 and the conclusions reached by the Emerging Issues Task Force in Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring or in Conjunction with Selling Goods or Services" ("EITF 96-18"). Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earlier of a performance commitment or completion of performance by the provider of goods or services as defined by EITF 96-18.

The Company has also adopted the provisions of the Financial Accounting Standards Board Interpretation No.44, Accounting for Certain Transactions Involving Stock Compensation - An Interpretation of APB Opinion No. 25 ("FIN 44"), which provides guidance as to certain applications of APB 25. FIN 44 is generally effective July 1, 2000 with the exception of certain events occurring after December 15, 1998.

F7

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

In January 2003, the FASB issued FASB Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletins ("ARB") No. 51, Consolidated Financial Statements ("FIN 46"). FIN 46 applies immediately to variable interest entitles created after January 31, 2003, and in the first interim period beginning after June 15, 2003 for variable interest entities created prior to January 31, 2003. The interpretation explains how to identify variable interest entities and how an enterprise assesses its interest in a variable interest entity to decide whether to consolidate that entity. The interpretation requires existing unconsolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among parties involved. Variable interest entities that effectively disperse risks will not be consolidated unless a single party holds an interest or combination of interests that effectively recombines risks that were previously dispersed. The adoption of FIN 46 did not have a material effect on the Company's financial position or results of operations. In December 2003, the FASB issued FASB Interpretations No. 46 (Revised December 2003) Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 ("FIN 46R").  FIN 46R is an update of FIN 46 and contains different implementation dates based on the types of entities subject to the standard and based on whether a company has adopted FIN 46.  The Company does not expect the adoption FIN 46R will have a material impact on the Company's financial position or results of operations.

In December 2004, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 123R, Share-Based Payment, which establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. A key provision of this statement is the requirement of a public entity to measure the cost of employee services received in exchange for an award of equity instruments (including stock options) based on the grant date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award (i.e., the requisite service period or vesting period). This standard becomes effective for the Company for its first annual or interim period ended on or after December 15, 2005. The Company will adopt SFAS 123R no later than the beginning of the Company's fourth quarter ending December 31, 2005. The adoption of SFAS 123 did not have a material impact on the Company's financial position or results of operations.

F8

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

In December 2004, the FASB issued SFAS No. 153, Exchanges of Non-monetary Assets, an amendment of APB Opinion No. 29, Accounting for Non-monetary Transactions ("SFAS 153") SFAS 153 requires that exchanges of non-monetary assets are to be measured based on fair value and eliminates the exception for exchanges of non-monetary, similar productive assets, and adds an exemption for non-monetary exchanges that do not have commercial substance. SFAS 153 will be effective for fiscal periods beginning after June 15, 2005. Management does not believe that the adoption of this standard will have a material impact on the Company's financial position or results of operations.

In December 2003, the United States Securities and Exchange Commission issued Staff Accounting Bulletin No. 104, "Revenue Recognition" (SAB 104), which supersedes SAB 101, "Revenue Recognition in Financial Statements." The primary purpose of SAB 104 is to rescind accounting guidance contained in SAB 101 related to multiple element revenue arrangements, which was superseded as a result of the issuance of EITF 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables." While the wording of SAB 104 has changed to reflect the issuance of EITF 00-21, the revenue recognition principles of SAB 101 remain largely unchanged by the issuance of SAB 104. The adoption of SAB 104 did not have a material impact on the Company's financial position or results of operations.

NOTE 3 - LOAN PAYABLE

The $100,000 loan was received on August 25, 2003, bears interest at a rate of 12% per annum, payable monthly, and matured on August 31, 2004. A conversion feature was added on October 20, 2003 which allows the loan amount to be converted into shares of the Company at a price of $0.30 per share which conversion feature expired effective August31, 2004. Upon conversion of the loan the holder will also receive share purchase warrants entitling the holder to purchase 333,333 shares of the Company at a price of $0.40 per share for a two year period. The Company may repay the loan during the term of the loan with a penalty equivalent to three months of interest. An agent's fee of $8,000 was paid on the loan. As of August 31, 2004 this loan and accrued interest is due and payable in full, and the term of the loan has expired. To date the Company has not received a demand for payment and the Company intends to repay the loan in full. Accordingly, the Company has accrued interest on this loan to December 31, 2004.

As at December 31, 2004 $2,000 of accrued and unpaid interest is included in accounts payable.

NOTE 4 - CAPITAL STOCK

On July 8, 2003, the Company issued 2,777,778 shares of its capital stock in settlement of $500,000 of debt owed to Capital Alliance Group Inc. ("CAG"), the Company's parent company.

F9

NOTE 4 - CAPITAL STOCK (cont'd)

2001 Stock Option Plan

Effective October 10, 2001, the Company adopted The 2001 Stock Option Plan (the "2001 Plan") allowing for the awarding of options to acquire shares of the Company's common stock. The 2001 Plan allows for Non-qualified Stock Options to be awarded to employees, officers, directors and consultants of the Company and for Incentive Stock Options to be awarded to employees of the Company. The maximum number of options issuable under this plan cannot exceed 2,500,000 of which a maximum of 700,000 can be Incentive options. The incentive options must be granted at a minimum of market value of the Company's common stock and for a term not to exceed 5 years. Unless otherwise determined, the Incentive options will vest to the holder as follows: 30% six months following the award date, 40% twelve months following the award date and 30% eighteen months following the award date. The non-qualified options vest immediately, must be granted at a minimum of 85% of the market value of the Company's common stock and for a term not to exceed 10 years. In January 2004 the Company adopted a new Stock Option Plan (see below).

Effective October 10, 2001 the Company awarded a total of 2,150,000 non-qualified options at a price of $0.57 under the 2001 Plan to certain employees, officers, directors and consultants of the Company and certain of its subsidiaries. Of these options, 940,000 were deemed to be a modification of options granted under the original Plan and as such are subject to variable accounting in accordance with the provisions of the Financial Accounting Standards Board Interpretation No.44, Accounting for Certain Transactions Involving Stock Compensation - An Interpretation of APB Opinion No. 25 ("FIN 44"). During the year ended December 31, 2004, 290,000 of the stock options that were subject to variable accounting expired leaving 650,000 stock options subject to variable accounting. As at December 31, 2004 the market price of the Company's shares of common stock exceeded the exercise price of these stock options and accordingly, a compensation expense of $117,000 (2003 - $Nil) was recorded.

On June 13, 2003 a total of 320,000 stock options were granted to employees, officers and directors at an exercise price of $0.28, exercisable for a term of five years. The fair value of these stock options of $76,800 was estimated at grant date using the Black-Scholes option-pricing model applying the market value per share and the risk-free interest rate in effect at the grant date of 3%, 193.60% volatility and an expected life of six years and has been reported on a pro-forma basis in Note 2.

2004 Stock Option Plan

Effective January 22, 2004, the Company adopted the 2004 Stock Option Plan (the "2004 Plan") allowing for the awarding of options to acquire shares of the Company's common stock. The 2004 Plan allows for Non-qualified Stock Options to be awarded to employees, officers, directors and consultants of the Company and for Incentive Stock Options to be awarded to employees of the Company. The maximum number of options issuable under this plan cannot exceed 2,500,000 of which a maximum of 700,000 can be Incentive options. The incentive options must be granted at a minimum of market value of the Company's common stock and for a term not to exceed 5 years. Unless otherwise determined, the Incentive options will vest to the holder as follows: 30% six months following the award date, 40% twelve months following the award date and 30% eighteen months following the award date. The non-qualified options vest immediately, must be granted at a minimum of 85% of the market value of the Company's common stock and for a term not to exceed 10 years.

Effective February 2, 2004 the Company filed a Form S-8 registering a total of 3,000,000 shares of the Company's common stock in connection with the Company's 2004 Plan.

F10

NOTE 4 - CAPITAL STOCK (cont'd)

On January 26, 2004 a total of 200,000 non-qualified stock options were granted to consultants at an exercise price of $0.33 per share, exercisable for a term of five years and a total of 250,000 non-qualified stock options were granted to employees, officers and directors at a price of $0.33 per share, exercisable for a term of five years. The fair value of these stock options was estimated at grant date using the Black-Scholes option-pricing model applying the market value per share and the risk-free interest rate in effect at the grant date of 2%, 213% volatility and an expected life of five years resulting in a consulting expense of $64,000 and a pro forma expense of $80,000 as disclosed in Note 2.

The following table summarizes the Company's stock option activity:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life

Balance, December 31, 2002	1,934,000	$ 0.57	3.78 years
Exercised	(70,000)	0.57
Expired/cancelled	(380,000)	0.57
Granted	320,000	0.28

Balance, December 31, 2003	1,804,000	$ 0.52	3.07 years
Expired/cancelled	(290,000)	0.57
Granted	450,000	0.33

Balance, September 30, 2004	1,964,000	$ 0.47	2.57 years

NOTE 5 - RELATED PARTY TRANSACTIONS

Included in accounts payable are unpaid management fees of $43,000 owing to a Director of the Company.

During the year ended December 31, 2004 CAG made net cash advances to the Company of $67,639 (2003 - $257,425 net cash advances from the Company to CAG), and CAG paid or incurred expenses on behalf of the Company of $103,926 (2003 - $8,000). During the year ended December 31, 2003 CAG converted $500,000 of inter-corporate debt into 2,777,778 shares of the Company at $0.18 per share. As at December 31, 2004 $104,565 was owing by the Company to CAG (2003 - $67,000 owing from CAG to the Company).

During the year ended December 31, 2004 the Company incurred management and consulting fees to Directors of the Company in the amount of $122,600 (2003 - $148,329).

Amounts due to and from related parties are unsecured, non-interest bearing and have no specific terms of repayment.

F11

NOTE 6 - GAIN ON SALE OF SUBSIDIARIES

On May 30, 2003 the Company sold its interest in two of its non-operating subsidiaries, SE Global Equities Company Limited ("SEGHK") and SE Global Communications (Hong Kong) Limited ("SEGCHK"), to arm's-length parties for nominal consideration. The sale of SEGHK and SEGCHK to arm's-length parties relieved the Company from $210,225 in debts owing to unsecured creditors, and accordingly, the Company has recognized a gain in the amount of $210,225 on the disposition of SEGHK and SEGCHK.

NOTE 7 - INCOME TAXES

A reconciliation of the effective income tax rate to the Federal statutory rate is as follows:

	December 31, 2004	December 31, 2003

Federal Income Tax Rate	34.0%	34.0%
Effect of valuation allowance	(34.0%)	(34.0%)

Effective Income Tax Rate	-	-

    A reconciliation of current income taxes at statutory rates with the reported taxes is as follows:

	Year ended December 31, 2004	Year ended December 31, 2003

Income (loss) before income taxes	$ (353,455)	$ 338,819

Current income taxes (recovery)	$ (120,175)	$ 115,198
Non-cash stock based compensation	61,540	-
Unrecognized (recognized) benefits of non-capital losses	58,635	(115,198)

Total current income taxes (recovery)	$ -	$ -

The tax effects of temporary differences that give rise to significant components of future income tax assets and liabilities are as follows:

	2004	2003

Future income tax assets (liabilities):
Operating losses available for future periods	$ 203,455	$ 31,000

	203,455	31,000
Valuation allowance	(203,455)	(31,000)

Net future income tax asset (liability)	$ -	$ -

The Company has incurred operating losses of approximately $203,455 which, if unutilized, will expire through 2020. Management believes that the realization of the benefits from these deferred tax assets appears uncertain due to the Company's limited operating history. Accordingly a full, deferred tax asset valuation allowance has been provided and no deferred tax asset benefit has been recorded. The Company has not recorded a tax provision for the current period as sufficient tax loss carryforwards are available to offset any income which may be subject to income taxes.

F12

NOTE 8 - PROPOSED ACQUISITIONS

Effective July 7, 2004 the Company entered into an agreement to acquire 90% of the issued and outstanding shares of Fidelity Asset Management Inc. ("FAM"), a broker-dealer based in Huntington Beach, California, for $10,000 cash. FAM is a NASD registered full service broker-dealer in good standing with the regulatory bodies. The Company is awaiting final NASD approval for the acquisition of FAM. As at December 31, 2004 the acquisition of FAM was not completed. It is anticipated that the acquisition of FAM will be completed in April 2005.

On July 22, 2004 the Company announced a planned acquisition of the business operations of CPY Holdings LLC ("CPY"), a broker-dealer based in Fremont, California. As at December 31, 2004 the acquisition of CPY was not completed. The Company will not be proceeding with the acquisition of CPY as a result of CPY not meeting certain revenue requirements as stipulated by the Company.

On January 7, 2005, the Company ("SE Global"), CAG, and Sun Media Investment Holdings Limited, the majority stockholder of Asia Network Technologies Limited ("AsiaNet"), entered into an engagement term sheet (the "Term Sheet") for the acquisition of the business assets of Asia Multi-Media Technology Services Holdings Limited ("AMMT-BVI"), which is British Virgin Islands incorporated company wholly-owned by AsiaNet. The parties originally planned on structuring the acquisition as an asset acquisition; however, the parties have subsequently decided to structure the acquisition as a direct or indirect share purchase of all the issued and outstanding share capital of AMMT-BVI. Given this change the transaction will require approval from the stockholders of SE Global. SE Global expects to file with the SEC a preliminary proxy statement on Schedule 14A with respect to the transactions as soon as practicable upon completion of the audit of AMMT-BVI's 2004 financial statements. No formal agreements have been signed by the parties. Currently, the parties are completing their due diligence of one another and are negotiating the final form of all agreements and documents related to the proposed transactions. On completion of the transaction SE Global has agreed to issue 341,500,000 post-split restricted shares of its common stock to Asia Net and related parties. On closing of the transaction Asia Net and related parties will control approximately 97% of the outstanding common stock of SE Global on a fully diluted basis after giving effect to a proposed two for one reverse split of SE Global's issued and outstanding share capital.

F13

SE GLOBAL EQUITIES CORP.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2005

(Unaudited)

CONSOLIDATED BALANCE SHEETS

INTERIM CONSOLIDATED STATEMENT OF OPERATIONS

INTERIM CONSOLIDATED STATEMENT OF CASH FLOWS

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

SE GLOBAL EQUITIES CORP.

CONSOLIDATED BALANCE SHEETS

	March 31, 2005	December 31, 2004
	(Unaudited)
ASSETS

CURRENT
Cash and short-term investments	$ 61,019	$ 44,205
Accounts receivable	14,880	15,479
Prepaid expenses and deposits	31,082	37,082

	106,981	96,766

FIXED ASSETS	21,273	23,298
CLEARING BROKER DEPOSIT	46,980	51,980

	$ 175,234	$ 172,044

LIABILITIES

CURRENT
Accounts payable	$ 102,103	$ 108,875
Loan payable (Note 3)	100,000	100,000

	202,103	208,875

DUE TO PARENT COMPANY (Note 5)	141,882	104,565

CONTINGENCY (Note 1)

STOCKHOLDERS' EQUITY (CAPITAL DEFICIENCY)

CAPITAL STOCK (Note 4)
Common stock $.01 par value; 100,000,000 shares authorized
17,653,740 (2004 - 17,583,740) shares issued and outstanding	176,537	175,837
ADDITIONAL PAID IN CAPITAL	6,023,409	4,976,709
DEFICIT	(6,368,697)	(5,293,942)

	(168,751)	(141,396)

	$ 175,234	$ 172,044

The accompanying notes are an integral part of these interim consolidated financial statements.

FF1

SE GLOBAL EQUITIES CORP.

INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months ended March 31, 2005	Three Months ended March 31, 2004

REVENUES
Brokerage commissions	$ 248,662	$ 665,218
Direct costs	139,402	540,737

	109,260	124,481
Other income	529	60,470

	109,789	184,951

EXPENSES
Depreciation	2,025	-
Consulting - stock based compensation (Note 4)	1,007,500	64,000
General and administrative	61,728	55,144
Management fees and salaries	76,520	100,502
Professional fees	36,771	18,460

	1,184,544	238,106

NET INCOME (LOSS) FOR THE PERIOD	$ (1,074,755)	$ (53,155)

BASIC NET INCOME (LOSS) PER SHARE	$ (0.06)	$ (0.00)

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING	17,609,518	17,583,740

The accompanying notes are an integral part of these interim consolidated financial statements.

FF2

SE GLOBAL EQUITIES CORP.

INTERIM CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited)

	Three Months ended March 31, 2005	Three Months ended March 31, 2004

Cash flows from operating activities
Net loss for the period	$ (1,074,755)	$ (53,155)
Adjustments to reconcile net loss to net cash used in operating activities
- depreciation and amortization	2,025	-
- stock based compensation	1,007,500	64,000
- accounts receivable	599	8,355
- prepaid expenses	6,000	3,000
- accounts payable	(6,772)	(158,026)

CASH FLOWS USED IN OPERATING ACTIVITIES	(65,403)	(135,826)

CASH FLOWS FROM INVESTING ACTIVITIES
- fixed assets	-	(4,037)
- clearing broker deposit	5,000	-

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES	5,000	(4,037)

CASH FLOWS FROM FINANCING ACTIVITIES
- issuance of common stock for cash	39,900	-
- advances from parent company	37,317	25,041

CASH FLOWS FROM FINANCING ACTIVITIES	77,217	25,041

INCREASE (DECREASE) IN CASH	16,814	(114,822)

CASH, BEGINNING OF PERIOD	44,205	267,891

CASH END OF PERIOD	$ 61,019	$ 153,069

Supplemental disclosures:

Interest paid	$ -	$ -

Taxes paid	$ -	$ -

SUPPLEMENTAL CASH FLOW INORMATION: Refer to Note 4.

The accompanying notes are an integral part of these interim consolidated financial statements.

FF3

NOTE 1 - NATURE OF OPERATIONS AND BASIS OF PRESENTATION

The Company offers a software platform that provides electronic low cost order routing of U.S. securities through a licensed U.S. securities broker-dealer to investors throughout most of the world.  All order routing and support services are provided by the individual alliance broker in compliance with local regulatory requirements.  Global-American Investments, Inc. ("GAI"), a subsidiary of SE Global Equities Corp., is a U.S. licensed securities broker-dealer.  GAI provides a wide range of brokerage services in the United States.

Going concern

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America with the on-going assumption applicable to a going concern which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The continued operations of the Company and the recoverability of the carrying value of its assets is dependent upon the ability of the Company to maintain profitable operations. The accompanying financial statements do not include any adjustments relative to the recoverability and classification of assets carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty. To date, the Company has incurred losses since inception totaling $6,368,697, had a working capital deficit of $95,122 at March 31, 2005 and continues to rely on outside equity capital to finance recurring operating losses.

There can be no assurance that capital will be available as necessary to meet the Company's working capital requirements or, if the capital is available, that it will be on terms acceptable to the Company. The issuances of additional equity securities by the Company may result in a significant dilution in the equity interests of its current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase the Company's liabilities and future cash commitments. If the Company is unable to obtain financing in the amounts and on terms deemed acceptable, the business and future success may be adversely affected. Given the Company's limited profitable operating history, there can be no assurance that it will be able to achieve or maintain profitability. Accordingly, these factors raise substantial doubt about the Company's ability to continue as a going concern.

On January 7, 2005, the Company, Capital Alliance Group Inc. ("CAG"), and Sun Media Investment Holdings Limited entered into an engagement term sheet for the proposed acquisition by the Companpy of the business assets of Asia Multi-Media Technology Services Holdings Limited (refer to Note 8).

Unaudited Interim Financial Statements

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB of Regulation S-B. They do not include all information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of Management, all adjustments considered necessary for a fair presentation, consisting solely of normal recurring adjustments, have been made. Operating results for the three months ended March 31, 2005 are not necessarily indicative of the results that may be expected for the year ending December 31, 2005.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying consolidated financial statements are presented in United States dollars and are prepared in accordance with accounting principles generally accepted in the United States.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, which include SE Global Capital, Inc. (originally incorporated as SE Global Direct, Inc.), a company incorporated on May 11, 2001 in the State of California, SE Global Equities Inc., and GAI. The Company also has one subsidiary, SE Global Investment Company Limited, which is inactive and has no assets, liabilities or operations. On May 30, 2003 the Company sold its interest in two of its non-operating subsidiaries, SE Global Equities Company Limited and SE Global Communications (Hong Kong) Limited, to arms-length parties for nominal consideration. All significant intercompany balances and transactions have been eliminated on consolidation.

FF4

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the periods that the financial statements are prepared. Actual amounts could differ from these estimates.

Financial instruments

The Company's financial instruments include cash and cash equivalents, accounts receivable and payable and loans payable. The fair values of these financial instruments approximate their carrying values due to the short-term maturity of the instruments.

Revenue recognition

Securities transactions and related revenues and expenses are recorded on a trade date basis. Commission revenues are recorded on a settlement date basis. Consulting fees are recorded in accordance with the terms of consulting agreements when collection is reasonably assured.

Net earnings (loss) per common share

Basic earnings (loss) per share includes no dilution and is computed by dividing earnings (loss) available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted net earnings (loss) per share reflects the potential dilution of securities that could share in the earnings (loss) of the Company. The accompanying presentation is only of basic net earnings (loss) per share as the potentially dilutive factors are anti-dilutive to basic net earnings (loss) per share.

Foreign currency transactions

The financial statements are presented in United States dollars. In accordance with Statement of Financial Accounting Standards No. 52, "Foreign Currency Translation", since the functional currency of the Company is U.S. dollars, the foreign currency financial statements of the Company's subsidiaries are re-measured into U.S. dollars. Monetary assets and liabilities are re-measured using the foreign exchange rate that prevailed at the balance sheet date. Revenue and expenses are translated at weighted average rates of exchange during the year and stockholders' equity accounts and capital asset accounts are translated by using historical exchange rates. Any re-measurement gain or loss incurred is reported in the consolidated income statement.

Income taxes

The Company follows the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances. Future tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment. A valuation allowance is provided for deferred tax assets if it is more likely than not that the Company will not realize the future benefit, or if the future deductibility is uncertain.

Stock-based compensation

In December 2002, the Financial Accounting Standards Board issued Financial Accounting Standard No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure" ("SFAS No. 148"), an amendment of Financial Accounting Standard No. 123 "Accounting for Stock-Based Compensation" ("SFAS No. 123"). The purpose of SFAS No. 148 is to: (1) provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation, (2) amend the disclosure provisions to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation, and (3) to require disclosure of those effects in interim financial information. The disclosure provisions of SFAS No. 148 were effective for the Company for the year ended December 31, 2002 and the required disclosures have been made below.

FF5

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

The Company has elected to continue to account for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", ("APB No. 25") and comply with the disclosure provisions of SFAS No. 123 as amended by SFAS No. 148 as described above. In addition, in accordance with SFAS No. 123 the Company applies the fair value method using the Black-Scholes option-pricing model in accounting for options granted to consultants. Under APB No. 25, compensation expense is recognized based on the difference, if any, on the date of grant between the estimated fair value of the Company's stock and the amount an employee must pay to acquire the stock. Compensation expense is recognized immediately for past services and pro-rata for future services over the option-vesting period.

The following table illustrates the pro forma effect on net income (loss) and net income (loss) per share as if the Company had accounted for its for stock-based employee compensation using the fair value provisions of SFAS No. 123 using the assumptions as described in Note 4:

		March 31, 2005	March 31, 2004

Net loss for the period	As reported	$ (1,074,755)	$ (53,155)
SFAS 123 compensation expense	Pro-forma	-	(80,000)

Net loss for the period	Pro-forma	$ (1,074,755)	$ (133,155)

Pro-forma basic net loss per share	Pro-forma	$ (0.06)	$ (0.01)

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with SFAS No. 123 and the conclusions reached by the Emerging Issues Task Force in Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring or in Conjunction with Selling Goods or Services" ("EITF 96-18"). Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earlier of a performance commitment or completion of performance by the provider of goods or services as defined by EITF 96-18.

The Company has also adopted the provisions of the Financial Accounting Standards Board Interpretation No.44, Accounting for Certain Transactions Involving Stock Compensation - An Interpretation of APB Opinion No. 25 ("FIN 44"), which provides guidance as to certain applications of APB 25. FIN 44 is generally effective July 1, 2000 with the exception of certain events occurring after December 15, 1998.

NOTE 3 - LOAN PAYABLE

The $100,000 loan was received on August 25, 2003, bears interest at a rate of 12% per annum, payable monthly, and matured on August 31, 2004. A conversion feature was added on October 20, 2003 which allows the loan amount to be converted into shares of the Company at a price of $0.30 per share which conversion feature expired effective August 31, 2004. Upon conversion of the loan the holder will also receive share purchase warrants entitling the holder to purchase 333,333 shares of the Company at a price of $0.40 per share for a two year period. The Company may repay the loan during the term of the loan with a penalty equivalent to three months of interest. An agent's fee of $8,000 was paid on the loan. As of August 31, 2004 this loan and accrued interest is due and payable in full, and the term of the loan has expired. To date the Company has not received a demand for payment and the Company intends to repay the loan in full. Accordingly, the Company has accrued interest on this loan to March 31, 2005.

As at March 31, 2005 $5,000 (December 31, 2004 - $2,000) of accrued and unpaid interest is included in accounts payable.

Subsequent to March 31, 2005 the Company repaid all outstanding principal and interest in connection with this loan.

FF6

NOTE 4 - CAPITAL STOCK

On July 8, 2003, the Company issued 2,777,778 shares of its capital stock in settlement of $500,000 of debt owed to its parent company Capital Alliance Group Ltd. ("CAG").

October 2001 Stock Option Plan

Effective October 10, 2001, the Company adopted The 2001 Stock Option Plan (the "2001 Plan") allowing for the awarding of options to acquire shares of the Company's common stock. The 2001 Plan allows for Non-qualified Stock Options to be awarded to employees, officers, directors and consultants of the Company and for Incentive Stock Options to be awarded to employees of the Company. The maximum number of options issuable under this plan cannot exceed 2,500,000 of which a maximum of 700,000 can be Incentive options. The incentive options must be granted at a minimum of market value of the Company's common stock and for a term not to exceed 5 years. Unless otherwise determined, the Incentive options will vest to the holder as follows: 30% six months following the award date, 40% twelve months following the award date and 30% eighteen months following the award date. The non-qualified options vest immediately, must be granted at a minimum of 85% of the market value of the Company's common stock and for a term not to exceed 10 years. In January 2004 the Company adopted a new Stock Option Plan.

Effective October 10, 2001 the Company awarded a total of 2,150,000 non-qualified options at a price of $0.57 under the 2001 Plan to certain employees, officers, directors and consultants of the Company and certain of its subsidiaries. Of these options, 940,000 were deemed to be a modification of options granted under the original Plan and as such are subject to variable accounting in accordance with the provisions of the Financial Accounting Standards Board Interpretation No.44, Accounting for Certain Transactions Involving Stock Compensation - An Interpretation of APB Opinion No. 25 ("FIN 44"). . No compensation expense relating to these stock options was recorded during the period ended March 31, 2004 as the market price of the Company's shares of common stock is less than the exercise price of these stock options. During 2004, 290,000 of the stock options that were subject to variable accounting expired leaving 650,000 stock options subject to variable accounting. As at March 31, 2005 the market price of the Company's shares of common stock exceeded the exercise price of these stock options and accordingly, a compensation expense of $1,007,500 was recorded.

January 2004 Stock Option Plan

Effective January 22, 2004, the Company adopted the 2004 Stock Option Plan (the "2004 Plan") allowing for the awarding of options to acquire shares of the Company's common stock. The 2004 Plan allows for Non-qualified Stock Options to be awarded to employees, officers, directors and consultants of the Company and for Incentive Stock Options to be awarded to employees of the Company. The maximum number of options issuable under this plan cannot exceed 2,500,000 of which a maximum of 700,000 can be Incentive options. The incentive options must be granted at a minimum of market value of the Company's common stock and for a term not to exceed 5 years. Unless otherwise determined, the Incentive options will vest to the holder as follows: 30% six months following the award date, 40% twelve months following the award date and 30% eighteen months following the award date. The non-qualified options vest immediately, must be granted at a minimum of 85% of the market value of the Company's common stock and for a term not to exceed 10 years.

Effective February 2, 2004 the Company filed a Form S-8 registering a total of 3,000,000 shares of the Company's common stock in connection with the Company's 2004 Plan.

On January 26, 2004 a total of 200,000 non-qualified stock options were granted to consultants at an exercise price of $0.33, exercisable for a term of five years and a total of 250,000 non-qualified stock options were granted to employees, officers and directors, exercisable for a term of five years. The fair value of these stock options was estimated at grant date using the Black-Scholes option-pricing model applying the market value per share and the risk-free interest rate in effect at the grant date of 2%, 213% volatility and an expected life of five years resulting in a consulting expense of $64,000 and a pro forma expense of $80,000 as disclosed in Note 2.

FF7

NOTE 4 - CAPITAL STOCK (cont'd)

The following table summarizes the Company's stock option activity:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life

Balance, December 31, 2003	1,804,000	$ 0.52	3.07 years
Expired/cancelled	(290,000)	0.57
Granted	450,000	0.33

Balance, December 31, 2004	1,964,000	0.47	2.57 years
Expired/cancelled	-	-
Exercised	(70,000)	0.57
Granted	-	-

Balance, March 31, 2005	1,894,000	$ 0.46	2.36 years

NOTE 5 - RELATED PARTY TRANSACTIONS

Included in accounts payable are unpaid management fees of $43,000 (2004 - $43,000) owing to a Director of the Company.

During the period ended March 31, 2005 the Company received net cash advances from CAG of $37,317 (2004 - $25,04.

During the period ended March 31, 2005 the Company incurred management and consulting fees to Directors and Officers of the Company in the amount of $21,000 (2004 - $29,900).

Amounts due to and from related parties are unsecured, non-interest bearing and have no specific terms of repayment.

Reger to Note 7.

NOTE 6 - INCOME TAXES

The Company and its subsidiaries have combined tax losses carried forward, which may be available to reduce future year's taxable income, that result in deferred tax assets. Management believes that the realization of the benefits from these deferred tax assets appears uncertain due to the Company's limited operating history and continuing losses. Accordingly a full, deferred tax asset valuation allowance has been provided and no deferred tax asset benefit has been recorded.

NOTE 7 - SUBSEQUENT EVENTS

During the month of April 2005, a total of 350,000 stock options were exercised for proceeds of $196,600 of which $153,600 was received in cash and $43,000 by way of offset of amounts owing to a director of the Company.

On April 15, 2005 the loan payable amount of $100,000 plus accrued interest was paid in full.

FF8

NOTE 8 - PROPOSED ACQUISITIONS

Effective July 7, 2004 the Company entered into an agreement to acquire 90% of the issued and outstanding shares of Fidelity Asset Management Inc. ("FAM"), a broker-dealer based in Huntington Beach, California, for $10,000 cash. FAM is a NASD registered full service broker-dealer in good standing with the regulatory bodies. The Company is awaiting final NASD approval for the acquisition of FAM. As at March 31, 2005 the acquisition of FAM was not completed and subsequently management determined that they were not going to complete this proposed acquisition.

On January 7, 2005, the Company ("SEG"), CAG, and Sun Media Investment Holdings Limited, the majority stockholder of Asia Network Technologies Limited ("AsiaNet"), entered into an engagement term sheet (the "Term Sheet") for the acquisition of the business assets of Asia Multi-Media Technology Services Holdings Limited ("AMMT-BVI"), which is British Virgin Islands incorporated company wholly-owned by AsiaNet. The parties subsequently decided to structure the acquisition as a direct or indirect share purchase of all the issued and outstanding share capital of AMMT-BVI. Given this change the transaction will require approval from the stockholders of SE Global. SE Global expects to file with the SEC a preliminary proxy statement on Schedule 14A with respect to the transactions as soon as practicable upon completion of the audit of AMMT-BVI's 2004 financial statements. Currently, the parties are completing their due diligence of one another and are negotiating the final form of all agreements and documents related to the proposed transactions. On completion of the transaction SE Global has agreed to issue 341,500,000 post-split restricted shares of its common stock to Asia Net and related parties. On closing of the transaction Asia Net and related parties will control approximately 97% of the outstanding common stock of SE Global on a fully diluted basis after giving effect to a proposed two for one reverse split of SE Global's issued and outstanding share capital.

The following transactions will also be undertaken in connection with the foregoing:

  CAG, Asia Net and certain other stockholders have agreed to enter into a Pooling Agreement on close of the Transaction. Under the pooling agreement CAG will place 7,125,000 of its post consolidation shares of common stock of SE Global in the pooling agreement. Asia Net and related parties have agreed to enter into a pooling agreement to place 341,500,000 of their shares of common stock of SE Global in the pooling agreement. The pooling agreement is for a term of two years. The first release of shares under the pooling agreement is to occur six months after the close of the Transaction. The beneficial holders retain the right to vote their shares as they see fit.

  CAG has agreed to enter into a two year management agreement with SE Global on close of the Transaction. CAG is to receive 250,000 shares of common stock of SE Global as full consideration for these services.
  CAG has agreed to sell 450,000 shares of pre-consolidated common stock of SE Global to Sun Media for US$450,000. CAG has received US$150,000 from Sun Media as partial payment for these shares.
  After completion of the transaction the name of the Company will be changed.

FF9

Management Discussion and Analysis

Overview.

General SE Global and its subsidiaries and affiliates are primarily engaged in securities execution and clearance, securities brokerage, securities lending and borrowing and trading as a principal in equity and fixed income securities. All of these activities are highly competitive and are sensitive to many factors outside of SE Global's control, including volatility of securities prices and interest rates; trading volume of securities; economic conditions in the regions where we or our subsidiaries and affiliates business; income tax legislation; and demand for financial services. Brokerage revenues are dependent upon the level of trading volume, which may fluctuate significantly, a large portion of SE Global's expenses remains fixed. Consequently, net operating results can vary significantly from period to period.

2004 Activities and Developments. Effective July 7, 2004 SE Global entered into an agreement to acquire 90% of the issued and outstanding shares of Fidelity Asset Management Inc. ("FAM"), a broker-dealer based in Huntington Beach, California, for $10,000. FAM is a NASD registered full service broker-dealer in good standing with the regulatory bodies. SE Global is awaiting final NASD approval for the acquisition of FAM. As at December 31, 2004 the acquisition of FAM was not completed. It is anticipated that the acquisition of FAM will be completed in April 2005.

On July 22, 2004, SE Global announced a planned acquisition of the business operations of CPY Holdings LLC ("CPY"), a broker-dealer based in Fremont, California. As at December 31, 2004 the acquisition of CPY was not completed. SE Global will not be proceeding with the acquisition of CPY as a result of CPY not meeting certain revenue requirements as stipulated by SE Global.

Results of Operations.

Fiscal Year Ended December 31, 2004 Compared to Fiscal Year Ended December 31, 2003

Revenue. Brokerage commission revenue for the fiscal year ended December 31, 2004 was $2,149,073 compared to revenues of $2,367,205 for the fiscal year ended December 31, 2003, a decrease of 9%. SE Global's direct costs, consisting of trade clearing charges, quotation costs and commissions, were $1,691,184 for the fiscal year ended December 31, 2004, compared to $1,720,578 for the fiscal year ended December 31, 2003, a decrease of 2%.

SE Global had other income of $63,996 for the fiscal year ended December 31, 2004 compared to $309,552 for the fiscal year ended December 31, 2003. Other income during the fiscal year ended December 31, 2004 was comprised of forfeited deposits from certain consulting contracts, while other income during the fiscal year ended December 31, 2003 was comprised primarily of consulting fees.

SE Global's ability to achieve profitability in the future will depend upon its ability to expand its brand awareness and client base, increase its global market presence and reduce our operating costs. In order to achieve these goals, SE Global will need to increase spending on marketing and enhance its cost control program.

Expenses. Total cash expenses decreased from $825,132 for the fiscal year ended December 31, 2003 to $690,274 for the fiscal year ended December 31, 2004, a decrease of 16%. Total expenses, including non-cash expense items, for the fiscal year ended December 31, 2004 was $875,340 compared to $827,585 for the fiscal year ended December 31, 2003. Included in total expenses for the fiscal year ended December 31, 2004 was a non-cash stock-based compensation expense of $181,000 which accounted for the increase in total expenses during the fiscal year ended December 31, 2004.

Management fees and salaries for the fiscal year ended December 31, 2004 was $381,859, compared to $508,248 for the fiscal year ended December 31, 2003, a decrease of 25%. General and administrative costs for the fiscal year ended December 31, 2004 were $227,079, compared to $243,013 for the fiscal year ended December 31, 2003, a decrease of 7%. Professional fees for the fiscal year ended December 31, 2004 was $81,336 compared to $73,871 for the fiscal year ended December 31, 2003, an increase of 10%.

During the fiscal year ended December 31, 2004, SE Global incurred management and consulting fees to Directors and Officers of SE Global in the amount of $122,600 (2003 - $148,329).

Other Income. On May 30, 2003, SE Global sold its interest in two of its inactive subsidiaries, SE Global Equities Company Limited ("SEGHK") and SE Global Communications (Hong Kong) Limited ("SEGCHK"), to arm's-length parties for nominal consideration. The sale of SEGHK and SEGCHK to arm's-length parties relieved SE Global from $210,225 in debts owing to unsecured creditors, and accordingly, SE Global recognized a non-cash gain in the amount of $210,225 on the sale of SEGHK and SEGCHK.

SE Global generated an operating loss, excluding non-cash expense items, of $168,389 for the fiscal year ended December 31, 2004 compared to an operating loss, excluding non-cash expense items, of $131,047 for the fiscal year ended December 31, 2003.

For the fiscal year ended December 31, 2004, SE Global generated a net loss of $353,455 compared to a net income of $338,819 for the fiscal year ended December 31, 2003. Of the $353,455 net loss for the fiscal year ended December 31, 2004, $181,000 was attributable to the non-cash stock-based compensation charge against income. Of the $338,819 net income for the fiscal year ended December 31, 2003, $210,225 was attributable to the non-cash gain on sale of subsidiaries.

Stock-Based Compensation Expense. An $181,000 non-cash stock-based compensation expense was realized for the fiscal year ended December 31, 2004. No non-cash stock-based compensation expense was incurred for the fiscal year ended December 31, 2003.

Liquidity and Capital Resources. As at December 31, 2004, SE Global had $96,185 in cash on hand (comprised of $44,205 unrestricted cash and $51,980 clearing deposit). In comparison, as at December 31, 2003 SE Global had cash on hand of $324,871 (comprised of $267,891 unrestricted cash and $56,980 clearing deposit). The unrestricted cash is available for general working capital purposes while the clearing deposit is held by the trade clearing house.

For the fiscal year ended December 31, 2004, SE Global expended, before depreciation and non-cash stock-based compensation, approximately $57,500 per month to operate our business, compared to approximately $69,000 per month for operation of its business for the fiscal year ended December 31, 2003. Areas of significant expenditure include management fees, salaries and benefits, professional fees, rent and office costs.

During the fiscal year ended December 31, 2004, SE Global received net cash advances from CAG of $96,565 (2003 - $682,425 net cash advances from SE Global to CAG). As at December 31, 2004, $104,565 was owing by SE Global to CAG (December 31, 2003 - $8,000 owed to CAG by SE Global.)

On August 25, 2003, SE Global received a $100,000 loan, which bears interest at a rate of 12% per annum payable monthly. The loan matured on August 31, 2004 and the term of the loan has expired. A conversion feature was added on October 20, 2003 which allowed the loan amount to be converted into shares of SE Global at a price of $0.30 per share, and upon conversion of the loan the holder will receive share purchase warrants entitling the holder to purchase shares of SE Global at a price of $0.40 per share for a two year period. The conversion feature has now expired. To date SE Global has not received a demand for payment, and SE Global intends to repay the loan in full. Accordingly, SE Global has accrued interest on this loan to December 31, 2004.

To achieve SE Global's goals and objectives for the next 12 months, SE Global plan to raise additional capital through private placements of its equity securities, proceeds received from the exercise of outstanding options, continued financing from our majority shareholder, Capital Alliance Group Inc., and, if available on satisfactory terms, debt financing.

SE Global plan to use any additional funds that it might be successful in raising for marketing and advertising, as well as for strategic acquisition of existing businesses that complement our market niche, and general working capital purposes.

If SE Global is unsuccessful in obtaining new capital, its ability to seek and consummate strategic acquisitions to build its company internationally, and to expand of its business development and marketing programs could be adversely affected.

Off-Balance Sheet Arrangement. As of December 31, 2004, we have had no off-balance sheet arrangements.

Research and Development. SE Global does not anticipate incurring any significant expenditures on research and development over the 12 months ending December 31, 2005.

Capital Expenditure Commitments. Capital expenditures the year ended December 31, 2004 amounted to $27,364. SE Global does not anticipate any more significant purchase or sale of equipment over the next 12 months.

Strategic Acquisitions. In July 2004, SE Global entered into an agreement to acquire 90% of the issued and outstanding shares of FAM, a broker-dealer based in Huntington Beach, California, for $10,000. FAM is a NASD registered full service broker-dealer in good standing with the regulatory bodies. SE Global is awaiting final NASD approval for the acquisition of FAM. As at December 31, 2004 the acquisition of FAM was not completed. It is anticipated that the acquisition of FAM will be completed in April 2005.

Recent Development - Term Sheet Signed with Sun Media. On January 7, 2005, SE Global, Capital Alliance Group Inc. ("CAG"), the majority stockholder of SE Global, and Sun Media Investment Holdings Limited, the majority stockholder of Asia Network Technologies Limited ("AsiaNet"), entered into an engagement term sheet (the "Term Sheet") which outlined the documents and steps necessary to acquire the business assets of Asia Multi-Media Technology Services Holdings Limited ("AMMT"), which is British Virgin Islands incorporated company wholly-owned by AsiaNet, and related transactions. The parties originally planned on structuring the acquisition as an asset acquisition and then a share acquisition or merger. No formal agreement was signed by the parties other than a couple of related agreements which have since been abandoned by mutual agreement by the parties.

Quarter Ended March 31, 2005 Compared to Quarter Ended March 31, 2004

The following discussion compares the financial results for the nine month period ended March 31, 2005 and March 31, 2004.

Results of Operations.

Three month period ended March 31, 2005 compared to three month period ended March 31, 2004

Revenue. Total revenue for the three month period ended March 31, 2005 was $248,662 compared to revenues of $665,218, for the three month period ended March 31, 2004, a decrease of 63%. All of our revenue for the three month period ended March 31, 2005, was derived from online direct access trading services provided through our subsidiary Global-American Investments, Inc. The decrease in revenues during the current period was due to a weak and volatile equity market.

Our direct costs, consisting of trade clearing charges, quotation costs and commissions, were $139,402 for the three month period ended March 31, 2005, compared to $540,737 for the three month period ended March 31, 2004, a decrease of 74%. Net margins averaged 44% in the current period compared to 19% in the prior period. The increase in margins for the three month period ended March 31, 2005 was a result of more retail trading as opposed to wholesale trading. In wholesale trading commissions are paid to licensed brokers to generate high volume trading but at the expense of lower margins. In retail trading no commissions are paid to licensed brokers but at the expense of lower trading volume.

Other Income. Other income of $60,470 during the three months ended March 31, 2004 was comprised primarily of forfeited deposits from certain consulting contracts. There were no forfeited deposits during the three months ended March 31, 2005.

Our ability to achieve profitability in the future will depend upon our ability to expand our brand awareness and client base, increase our global market presence and reduce our operating costs. In order to achieve these goals, we will need to increase spending on marketing and enhance our cost control program.

Expenses. Total expenses increased from $238,106 for the three month period ended March 31, 2004 to $1,184,544 for the three month period ended March 31, 2005. Included in total expenses was a non-cash stock-based compensation expense of $1,007,500 which accounted for 85% of the total expenses during the three month period ended March 31, 2005.

Management fees and salaries for the three month period ended March 31, 2005 was $76,520, compared to $100,502 for the three month period ended March 31, 2004, a decrease of 24%. General and administrative costs for the three month period ended March 31, 2005 were $61,728, compared to $55,144 for the three month period ended March 31, 2004, an increase of 12%. Professional fees for the three month period ended March 31, 2005 was $36,771 compared to $18,460 for the three month period ended March 31, 2004, an increase of 99%.

We generated a net loss of $1,074,755 for the three month period ended March 31, 2005 compared to a net loss of $53,155 for the three month period ended March 31, 2004. Of the $1,074,755 net loss for the three month period ended March 31, 2005, $1,007,500 was attributable to the non-cash stock-based compensation charge against income.

Stock-Based Compensation Expense. During Fiscal 2001 certain stock options were modified and as such caused them to be subject to Variable Accounting in accordance with the provisions of the Financial Accounting Standards Board Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation - An Interpretation of APB Opinion No. 25.

We realized a non-cash stock-based compensation expense of $1,007,500 for the three month period ended March 31, 2005. This non-cash stock-based compensation expense was a result of the application of the Variable Accounting Rules to the stock options that were modified in Fiscal 2001.

According to the Variable Accounting Rules, the difference between the market price and the exercise price of each stock option is charged against income as a non-cash stock-based compensation expense. With the increased market value of SE Global's share price during the three month period ended March 31, 2005 the resulting charge against income amounted to $1,007,500 as a non-cash stock-based compensation expense.

A $64,000 non-cash stock-based compensation expense was realized for the three month period ended March 31, 2004 relating to the granting of stock options.

Liquidity and Capital Resources. As at March 31, 2005, we had $107,999 in cash on hand (comprised of $61,019 unrestricted cash and $46,980 clearing deposit). In comparison, as at December 31, 2004 we had cash on hand of $96,185 (comprised of $44,205 of unrestricted cash and $51,980 of clearing deposit). The unrestricted cash is available for general working capital purposes while the clearing deposit is held by the trade clearing house.

For the three month period ended March 31, 2005, we expended, before depreciation and non-cash stock-based compensation, approximately $58,300 per month to operate our business, compared to approximately $58,000 per month for operation of our business for the three month period ended March 31, 2004. Areas of significant expenditure include management fees, salaries and benefits, professional fees, rent and office costs.

During the three month period ended March 31, 2005 SE Global received net cash advances from Capital Alliance Group Inc. ("CAG"), the parent company of SE Global, of $37,317 (2004 - $25,041). As at March 31, 2005, $141,882 was owing by SE Global to CAG (December 31, 2004 - $104,565).

A total of 70,000 stock options were exercised during the current period. Proceeds of $39,900 were received in connection with the exercise of the stock options.

To achieve our goals and objectives for the next nine months, we plan to raise additional capital through private placements of our equity securities, proceeds received from the exercise of outstanding options, continued financing from our parent company, CAG, and, if available on satisfactory terms, debt financing.

SE Global plans to use any additional funds that we might be successful in raising for marketing and advertising, as well as for strategic acquisition of existing businesses that complement our market niche, and general working capital purposes.

If SE Global is unsuccessful in obtaining new capital, its ability to seek and consummate strategic acquisitions to build our company internationally, and to expand of our business development and marketing programs could be adversely affected.

Research and Development. SE Global did not expend any fund towards research and development during the three month period ended March 31, 2005 and we do not anticipate incurring any significant expenditures on research and development over the next nine months.

Capital Expenditure Commitments. SE Global did not undertake any capital expenditure commitments during the three month period ended March 31, 2005, and do not anticipate any significant purchase or sale of equipment over the next nine months.

Strategic Acquisitions. On January 7, 2005, SE Global, CAG, and Sun Media Investment Holdings Limited, the majority stockholder of Asia Network Technologies Limited ("AsiaNet"), entered into an engagement term sheet (the "Term Sheet") which outlined the documents and steps necessary to acquire the business assets of Asia Multi-Media Technology Services Holdings Limited ("AMMT"), which is British Virgin Islands incorporated company wholly-owned by AsiaNet, and related transactions. On completion of the transaction SE Global was to issue 341,500,000 restricted shares of its common stock to Asia Net and related parties or 97% of the outstanding common stock of SE Global on a fully diluted basis after giving effect to a proposed two for one reverse split of SE Global's issued and outstanding share capital.

The proposed transaction with AMMT has since been abandoned by the parties due to the extensive time frame and due diligence required to complete the transaction. The parties both proceeded to work towards closing the proposed acquisition of the business of AMMT by embarking on an extensive due diligence review, an audit review of the business of AMMT, and engaging their respective legal counsel to ensure conformity with all legal requirements of the transaction. The transaction was restructured twice during this process. In June the parties realized the due diligence and audit process would take approximately six more months before it would be completed to the satisfaction of all parties involved. The parties began discussing other possible business opportunities with a shorter time frame to complete.

One opportunity discussed was the possibility of SE Global acquiring just the program distribution and licensing rights, including the distribution rights for all digital and electronic publishing formats of the extensive library of programming held by Sun Media directly and through its subsidiary companies. After further discussion between the parties and their respective legal counsel in Hong Kong, the parties decided to further investigate this opportunity.

Recent Accounting Pronouncements

In May 2003, SFAS 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", was issued. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. Generally, a financial instrument, whether in the form of shares or otherwise, that is mandatorily redeemable, i.e. that embodies an unconditional obligation requiring the issuer to redeem it by transferring its shares or assets at a specified or determinable date (or dates) or upon an event that is certain to occur, must be classified as a liability (or asset in some circumstances). In some cases, a financial instrument that is conditionally redeemable may also be subject to the same treatment. This Statement does not apply to features that are embedded in a financial instrument that is not a derivative (as defined) in its entirety. For public entities, this Statement is effective for financial instruments entered into or modified after May 31, 2003. The adoption of SFAS 150 did not affect SE Global's financial position or results of operations.

In January 2003, the FASB issued FASB Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletins ("ARB") No. 51, Consolidated Financial Statements ("FIN 46"). FIN 46 applies immediately to variable interest entitles created after January 31, 2003, and in the first interim period beginning after June 15, 2003 for variable interest entities created prior to January 31, 2003. The interpretation explains how to identify variable interest entities and how an enterprise assesses its interest in a variable interest entity to decide whether to consolidate that entity. The interpretation requires existing unconsolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among parties involved. Variable interest entities that effectively disperse risks will not be consolidated unless a single party holds an interest or combination of interests that effectively recombines risks that were previously dispersed. The adoption of FIN 46 did not have a material effect on SE Global's financial position or results of operations. In December 2003, the FASB issued FASB Interpretations No. 46 (Revised December 2003) Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 ("FIN 46R"). FIN 46R is an update of FIN 46 and contains different implementation dates based on the types of entities subject to the standard and based on whether a company has adopted FIN 46. SE Global does not expect the adoption FIN 46R will have a material impact on SE Global's financial position or results of operations.

In December 2004, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 123R, Share-Based Payment, which establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. A key provision of this statement is the requirement of a public entity to measure the cost of employee services received in exchange for an award of equity instruments (including stock options) based on the grant date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award (i.e., the requisite service period or vesting period). This standard becomes effective for SE Global for its first annual or interim period ended on or after December 15, 2005. SE Global will adopt SFAS 123R no later than the beginning of SE Global's fourth quarter ending December 31, 2005. The adoption of SFAS 123 did not have a material impact on SE Global's financial position or results of operations.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Non-monetary Assets, an amendment of APB Opinion No. 29, Accounting for Non-monetary Transactions ("SFAS 153") SFAS 153 requires that exchanges of non-monetary assets are to be measured based on fair value and eliminates the exception for exchanges of non-monetary, similar productive assets, and adds an exemption for non-monetary exchanges that do not have commercial substance. SFAS 153 will be effective for fiscal periods beginning after June 15, 2005. Management does not believe that the adoption of this standard will have a material impact on SE Global's financial position or results of operations.

In December 2003, the United States Securities and Exchange Commission issued Staff Accounting Bulletin No. 104, "Revenue Recognition" (SAB 104), which supersedes SAB 101, "Revenue Recognition in Financial Statements." The primary purpose of SAB 104 is to rescind accounting guidance contained in SAB 101 related to multiple element revenue arrangements, which was superseded as a result of the issuance of EITF 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables." While the wording of SAB 104 has changed to reflect the issuance of EITF 00-21, the revenue recognition principles of SAB 101 remain largely unchanged by the issuance of SAB 104. The adoption of SAB 104 did not have a material impact on SE Global's financial position or results of operations.

Critical Accounting Policies and Estimates

SE Global's audited financial statements and accompanying notes are prepared in accordance with generally accepted accounting principles used in the United States. Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. These estimates and assumptions are affected by management's application of accounting policies. We believe that understanding the basis and nature of the estimates and assumptions involved with the following aspects of our consolidated financial statements is critical to an understanding of our financials.

Revenue recognition. SE Global's revenues have consisted of brokerage commissions generated by Global American Investments, Inc. Securities transactions and related revenues and expenses are recorded on a trade date basis. Commission revenues are recorded on a settlement date basis.

Stock-based compensation. SE Global accounts for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", ("APB No. 25") and comply with the disclosure provisions of Financial Accounting Standard No. 123 "Accounting for Stock-Based Compensation" ("SFAS No. 123") as amended by Financial Accounting Standards Board issued Financial Accounting Standard No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure" ("SFAS No. 148"). In addition, in accordance with SFAS No. 123 SE Global applies the fair value method using the Black-Scholes option-pricing model in accounting for options granted to consultants. Under APB No. 25, compensation expense is recognized based on the difference, if any, on the date of grant between the estimated fair value of SE Global's stock and the amount an employee must pay to acquire the stock. Compensation expense is recognized immediately for past services and pro-rata for future services over the option-vesting period. SE Global has also adopted the provisions of the Financial Accounting Standards Board Interpretation No.44, Accounting for Certain Transactions Involving Stock Compensation - An Interpretation of APB Opinion No. 25 ("FIN 44"), which provides guidance as to certain applications of APB 25.

Off-Balance Sheet Arrangements

SE Global does not have any significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to its stockholders.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

SE Global has had no disagreements with its accountants on accounting or financial disclosures.

INFORMATION CONCERNING SNMG

History of SNMG

Sun New Media Group Limited ("SNMG") was formed in British Virgin Islands on June 6, 2005 under the name "Spearhead Group Limited." SNMG has carried on business under the present name, "Sun New Media Group Limited" since July 8, 2005. SNMG has a share capital of US$250,000 and has had no operations yet since its incorporation. SNMG is 100% owned by Sun Media Investment Holdings Limited ("Sun Media").

General Description of Business and Services of SNMG

SNMG's business objective is to seek overseas distributors, sponsorships and marketing channels to purchase the television programs and electronic publishing products produced by SNMG's affiliated companies. These television programs and electronic publishing products have significant recognition in People's Republic of China (the "PRC") but a relatively new product for the international markets. SNMG will concentrate on three main business areas: the distribution of its licensed television programming, corporate communication services and content franchising.

On July 1, 2005, SNMG entered into a Deed with Sun Media, the parent company, and Sun New Media Holding Limited ("SNMH"), a sister company under the same parent, whereby SNMG is provided and licensed under a 10-year renewable contract with the distribution and programming rights of Sun Media's core television programs produced by another subsidiary of Sun Media, Sun 365 Multi-Media Holding Limited ("Sun 365"), and the distribution rights to those electronic publishing products produced by a majority controlled subsidiary of Sun Media, Compass Multi-Media Limited ("Compass"). As a result, SNMG becomes a company providing management and operating services in Asia, particularly China, where the company is offering corporate clients and consumers a number of next generation multimedia services in convergent electronic media.

SNMG intends to provide corporate communications and customer relationship management outsourcing services in China and internationally to help companies enhance brand image, provide better customer servicing, thoroughly understand consumer needs, and cultivate customer loyalty, by online and traditional means. Through integrated, scalable and innovative platforms, SNMG intends to provide superior quality service at a reduced cost with more efficiency than for corporations to maintain in-house communications and customer relationship management capabilities and facilities.

In addition to corporate driven initiatives, SNMG also intends to attract consumers to its platform through content franchises, such as digital cable TV shopping, interactive TV guide, personalized digital magazine, finance portal, print publications and self-produced TV programs. The consumer driven initiatives are designed to retain consumers on the SNMG platform, and contribute synergetic values to market intelligence efforts.

Industry Overview

Television remains the pre-eminent mass-market communication in China providing reach across 300 million households. China has up to 3000 channels, almost all government-owned, ranging from the multi-channel national network CCTV, to provincial, city, educational and other stations, available via satellite, cable or terrestrially. Within that diversity a few stations and networks have gained widespread brand recognition and audience share.

Business Strategy

 SNMG is a recently formed new company. The key for its operation is to quickly build up group-wide revenue streams. Overall, SNMG expects it will draw revenues from corporate service fees, advertising, marketing, corporate sponsorship and program distribution of the products and services as well as the entitlement to receive distribution of dividends

The core business strategy of SNMG is to leverage the mass reach provided by a number of existing traditional media platforms in China (principally television), by offering a suite of highly targeted electronic corporate communications and customer relations management outsourcing services bringing major corporations, their distributors, and individual consumers together.

SNMG intends to provide its services to corporations on an individual basis and on a bundled basis. Initially a corporate client may only sign up for only one SNMG service, but SNMG will actively try to cross-sell other services to the client, creating a custom-packaged bundle yields higher discount value to the client. SNMG expects its typical service fees will be on a usage or "pay-as-you-go" basis to minimize upfront costs. All of SNMG's services will be either a monthly fee, production fee, project-based, subscription, actual usage or advertising models.

For consumer services, SNMG intends to charge via a prepaid card system. SNMG, through an affiliate, has agreed to enter into a partnership with Everbright Telecom ("EBT"), a leading mobile phone retailer in China with nationwide outlets, providing a convenient POS network situated in high-traffic retail locations for multimedia content and service sales.

Sales & Marketing

SNMG's intends to exploit its content provision and future direct billing relationship to China's most desirable consumers by establishing itself as the preeminent marketer in China. Upstream, SNMG believes it will be able to attract corporate clients through its outsourcing services, gaining access to corporate networks of suppliers, distributors and consumers. SNMG believes through the amassing of this pool of premium end-customers, SNMG will be able to generate positive externality revenue opportunities downstream through cross-selling and up-selling of products and services. SNMG believes it will be able to accumulate a comprehensive database of consumer behaviors and preferences for direct marketing purposes from its direct experience in servicing and selling to these end-customers .

In addition to corporate communications activities, SNMG believes it will also attract consumers to its platform through content franchises, such as digital cable TV shopping, interactive TV guide, personalized digital magazine, finance portal, print publications and original TV programs. SNMG believes that these consumer driven initiatives will retain future SNMG consumers, and allow SNMG to exploit synergies and develop highly valuable market data.

SNMG believes it's future combination of 'mass reach' and 'targeted reach' in the marketplace will be achieved by two key long term management agreements for multimedia and service businesses operating in China with Sun 365 and Compass. Sun 365 has a number of powerful television content assets targeting key demographic segments, which it distributes to Greater China, and internationally, and supplements with related new media and event activities, whereas Compass is an electronic publishing company incorporated in Hong Kong which has developed a proprietary online rich media reader program, "Gogosun", as a communications bridge between users and a platform to support reading, subscription, payment and technical services. Compass has also developed a proprietary software for mission critical supply chain customer relations software connecting major corporations in China with what we believe may be thousands of local distributors.

SNMG believes it is in a position to develop a specialized direct marketing database targeting key demographics in China SNMG intends to enter into a partnership with a major international advertising group to develop such a database, offering rich data mining and e-commerce possibilities to its corporate clients in the future.

Principal Suppliers

SNMG has the distribution and programming rights to Sun Media's core television programs produced by another subsidiary of Sun Media, Sun 365 Mulit-Media Holding Limited ("Sun 365"), and the distribution rights to those electronic publishing products produced by a majority controlled subsidiary of Sun Media, Compass Multi-Media Limited ("Compass"). Currently these are the main assets of Sun Media.

About Sun 365. Currently, there are about ten nationally recognized television production companies in China, with Sun 365 generally considered in the top five companies in terms of quality, national reach and audience ratings for its programs. Sun 365 is unique as a private production company in China in that it is both in touch, and able to attract mass audiences on Chinese networks, and also able to produce to international standards with program sales to US networks such as A&E's History Channel. Program sponsors and advertisers include leading Chinese companies such as Lenovo, and multinationals targeting Chinese consumers, particularly women, such as LVMH Group.

Sun 365 currently controls a number of major television franchises drawing millions of viewers on nationally-seen stations in China, including:

  Yang Lan One On One -the gold standard of Chinese television interview shows with guests include Bill Clinton, Jack Welch, Madeleine Albright, Richard Branson and many heads of state.
  C'est La Vie! - a popular weekly chat show talking about real issues for affluent modern women in China's cities. On average, twelve million viewers watch the program each week.
  C'est La Vie Daily -a daily helping of fashion, entertainment news and fun targeting urban women in their twenties in a group discussion format led by four beautiful young presenters (launch Fall 2005).
  66 Places of a Lifetime - is a fantasy travel series tapping into the new possibilities for travel for China's affluent classes, as China's domestic and outbound tourist industry experiences rapid growth.
  Olympics and Me - is part gameshow, part talkshow in which audience members learn about Olympic events, and interact with Olympians and is the first independent production authorized by Organizing Committee of the Beijing Olympics in 2008.

The television production activities of Sun 365 are led by its Chairman, Ms. Yang Lan, for more than ten years a leading television personality in China. Ms. Yang Lan is regular identified in media channels as the woman role model with the greatest influence on lifestyle in China, etc. Yang Lan's programs such as "Yang Lan One on One" and "C'est La Vie" draw audiences of up to 20,000,000 each week, and particularly popular and influential with young, urban women - key economic decision-makers. Yang Lan represents a powerful brand in her own right, reducing risk and adding value to all of Sun 365's programming efforts. As a result, Sun 365 programs draw premium advertising support and corporate sponsorship, and provide a powerful channel to reach affluent consumers in China.

As an established television production company, Sun 365 already operates under state Television Production and Distribution License and an Advertising License. Through its Chairman and principals, Sun 365 enjoys a high, even pre-eminent status as a leading private television and multimedia content production company in China. (For example, Sun 365 was the first private production company given permission by the Organizing Committee of the Beijing Olympics to produce television in association with the 2008 Olympics.) Given its position in the industry, and established track-record, management of SNMG believes no regulatory issues can be anticipated in the continuation and development of its business.

About Compass. Compass is an Internet multimedia service provider serving China by combining targeted content provision with billing and customer relations service management. Compass has set up a new channel for multimedia information, serving upstream content providers and downstream users of multimedia information. Compass's key applications include the "GogoSun" rich media reader, which allows for viewing, download, interactivity, targeted delivery and billing for rich media content. Compass also has a proprietary customer relations software for major corporations managing major external networks of distributors. By the end of 2006, Compass also expects to deploy its Program Management Software, and Multimedia Design and Management Software - management tools for TV and multimedia content providers.

About Sun Media and SNMH. Sun Media is an investment group focusing on growth opportunities in media markets in Asia, particularly Greater China. Sun Media works to add value by creating and sustaining branded content platforms, which it can leverage across many different forms of media. Today, Sun Media is one of the largest privately owned media groups in China in terms of net assets value and profitability. Sun Media has activities in six strategic areas: television, news media, publishing, education, advertising and sports. In all, Sun Media has direct interests in 11 media companies, through which it holds shares in more than 30 media operations, controlling no less than 60 media brands in 9 countries and 15 cities.

SNMH is wholly owned by Sun Media and holds 85% of the equity interest in Sun 365, and 51% of the equity interest in Compass.

Competition

The distribution of television and other multi-media products are highly competitive businesses in China and the world, as each vies with the other, as well as with other forms of entertainment and leisure time activities, including the Internet, video games and other computer-related activities for consumers' attention. Furthermore, there is increased competition in the television industry in China evidenced by the increasing number and variety of broadcast networks (over 3000 to date) and basic cable and pay television services now available in China. In the distribution of television product in particular there is significant competition from independent distributors as well as major local studios.

Sun 365 cooperates with a number of leading stations to provide broadcast slots for its programs. In general, competition remains intense in Chinese television, with state-owned stations retaining market power as gate-keepers to national audiences for programming. The deployment of digital television, actively supported by the Chinese government, before the Beijing Olympics in 2008, will create many more stations, but government control will likely remain in place. We anticipate SNMG will be able to expand on the distribution of Sun 365's television programming, but without any quantum leaps in traditional revenue sources such as television advertising. SNMG's strategy therefore is to seek new revenue streams for its licensed programming through multimedia extensions, licensing, sponsorship, and marketing-focused real-world events. SNMG's overall vision is to extract even greater value by exploiting the massive reach of Sun 365's television content, audience goodwill, and business relations to help launch and sustain other products and services.

Research and Development

SNMG is not involved in research and development.

Proprietary Rights

SE Global, SNMG and Sun Media, regard their intellectual property rights, such as copyrights, trademarks, trade secrets, practices and tools, as important to the success of the combined company. To protect their intellectual property rights, SE Global intends to rely on a combination of trademark and copyright law, trade secret protection, confidentiality agreements and other contractual arrangements with their employees, affiliates, clients, strategic partners, acquisition targets and others. Effective trademark, copyright and trade secret protection may not be available in every country in which the combined company intends to offer its services. The steps taken by SE Global and SNMG to protect their intellectual property rights may not be adequate. Third parties may infringe or misappropriate the combined company's intellectual property rights or the combined company may not be able to detect unauthorized use and take appropriate steps to enforce its rights. In addition, other parties may assert infringement claims against the combined company. Such claims, regardless of merit, could result in the expenditure of significant financial and managerial resources. Further, an increasing number of patents are being issued to third parties regarding money and debit card processes. Future patents may limit the combined company's ability to use processes covered by such patents or expose the combined company to claims of patent infringement or otherwise require the combined company to seek to obtain related licenses. Such licenses may not be available on acceptable terms. The failure to obtain such licenses on acceptable terms could have a negative effect on the combined company's business.

Management of SNMG believes that SNMG's products, trademarks, and other proprietary rights do not infringe on the proprietary rights of third parties and that Sun Media has licensed proprietary rights from third parties.

Employees

As of August 10, 2005, SNMG has no employees. Instead, it depends on its Board of Director and third party contractors to maintain and advance its business interests. Management of SNMG anticipates that SE Global on close of the transaction will hire employees and third party contractors as needed to advance its business. SNMG does not expect a significant change in the number of its employees in the upcoming year.

Description of Property

SNMG currently shares space with its parent company Sun Media. Sun Media is located in a facility consisting of approximately 4,670 square foot ("sf") located at Suite 2101-2103, Shanghai Times Square Office, 93 Huai Zhong Road, Shanghai 200031 and 22/f Sino Favour Centre 1 On Yip Street, Chai Wan Hong Kong. These facilities are currently provided free of charge by Sun Media to SNMG.

The current facilities occupied by SNMG and Sun Media are expected to meet the SNMG's operational needs for the coming two to three years.

Environmental Compliance

SNMG is in compliance with the local environmental laws. The cost of such compliance is minimal to SNMG.

Government Regulation

All television broadcast media in China are government-controlled networks. The television and broadcasting industry in China operates under a legal regime that consists of the State Council, which is the highest authority of the executive branch of the PRC central government, and the various ministries and agencies under its leadership. These ministries and agencies mainly include:

  the Ministry of Culture;
  the Ministry of Information Industry;
  the State Press and Publications Administration;
  the State Copyright Bureau;
  the State Administration for Industry and Commerce;
  the Ministry of Public Security; and
  the Bureau of State Secrecy.

The State Council and these ministries and agencies have issued a series of rules that regulate a number of different substantive areas of SNMG's proposed business.

The following are the most important regulations related to the television broadcasting industry in China:

  Interim Procedures of Cable Television Administration ("Order No.2" by SARFT, 11/16/1990.);
  Detailed Rules for Interim Procedures of Cable Television Administration ("Order No.5" by SARFT, 4/20/1991.);
  Administrative Regulations on Cable Television ("Order No.12" by SARFT, 2/3/1994.);
  Regulations on Radio and Television Administration ("Decree No. 228" by the State Council, 9/1/1997);
  Provisions on the Control of Ground Receiving Installations for Satellite Television Broadcasting and Detailed Rules for Implementation ("Decree No.129" by the State Council, 8/20/1993); and
  Suggestions on Construction and Administration of Cable Network (SARFT and MII (The Ministry of Information Industry), approved by the State Council, "Decree No.82" by the State Council, 9/17/1999).

Management of SNMG believes it has all necessary government approvals necessary to conduct its proposed business.

Financial Statements

SNMG's fiscal year end is December 31st.

SNMG's audited financial statements from inception June 6, 2005 to July 11, 2005, immediately follow:

Audited Financial Statements

Sun New Media Group Limited

(Formerly known as Spearhead Group Limited)

Period from June 6, 2005 (Date of incorporation)
to July 11, 2005

Sun New Media Group Limited

(Formerly known as Spearhead Group Limited)

Index to Financial Statements

Period from June 6, 2005 (date of incorporation) to July 11, 2005

Report of Independent Certified Public Accountants	F1
Statement of operations	F2
Balance Sheet	F3
Statement of Changes in Stockholder's Equity	F4
Statement of Cash Flows	F5
Notes to Financial Statements	F6 - F8

Moors Rowland Mazars	Chartered Accountants Certified Public Accountants
Report of Independent Certified Public Accountants	34th Floor, The Lee Gardens 33 Hysan Avenue Causeway Bay, Hong Kong
To the Board of Directors and Stockholders of Sun New Media Group Limited (Formerly known as Spearhead Group Limited)	Tel: (852) 2909 555 Fax: (852) 2810 0032 Email: info@mr-mazars.co.hk Website: www.mr-mazars.com.hk

We have audited the accompanying balance sheet of Sun New Media Group Limited (Formerly known as Spearhead Group Limited) (the "Company") as of July 11, 2005 and the related statement of operations, changes in stockholders' equity and cash flows for the period from June 6, 2005 (date of incorporation) to July 11, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of July 11, 2005 and the results of its operations and its cash flows for the period from June 6, 2005 (date of incorporation) to July 11, 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ Moores Rowland Mazars

Moores Rowland Mazars
Chartered Accountants
Certified Public Accountants
Hong Kong, August 10, 2005
A member of Moores Rowland International an association of independent accounting firms throughout the world	A member firm of Mazars

Sun New Media Group Limited
(Formerly known as Spearhead Group Limited)

Statement of operations
Period from June 6, 2005 (date of incorporation) to July 11, 2005
Period ended July 11,
2005
USD

Operating revenues
-
Operations expenses
-

Net Income
-

The accompanying notes are an integral part of these financial statements.

Sun New Media Group Limited
(Formerly known as Spearhead Group Limited)

Balance Sheet
As of July 11, 2005
As of July 11
2005
Note	USD
CURRENT ASSET

Deposit in trust
3	250,000

STOCKHOLDERS' EQUITY

Common stock and paid-in capital, USD1.00 par value: - 500,000 shares authorized

- 250,000 shares issued and outstanding
1	250,000

The accompanying notes are an integral part of these financial statements.

Sun New Media Group Limited
(Formerly known as Spearhead Group Limited)

Statement of Changes in Stockholders' Equity
Period from June 6, 2005 (date of incorporation) to July 11, 2005
	Common Stock			Accumulated other comprehensive income
			Additional paid-in capital		Retained earnings
	No of shares	Par value				Total
		USD	USD	USD	USD	USD

Balance at June 6, 2005	-	-	-	-	-	-
Allotment of share for cash on June 22, 2005	1	1	-	-	-	1
Allotment of shares for cash on July 9, 2005	249,999	249,999	-	-	-	249,999

Balance at July 11, 2005	250,000	250,000	-	-	-	250,000

The accompanying notes are an integral part of these financial statements.

Sun New Media Group Limited
(Formerly known as Spearhead Group Limited)

Statement of Cash Flows
Period from June 6, 2005 (date of incorporation) to July 11, 2005

Period ended 11 July
2005
USD
Cash flow from operating activity
Net income	-

Net cash provided by operating activity	-

Cash flow from financing activity
Issuance of common stock	250,000

Net cash provided by financing activity	250,000

Net increase in cash and cash equivalents	250,000
Cash and cash equivalents, beginning of fiscal period	-

Cash and cash equivalents, end of fiscal period	250,000

Supplementary disclosure information:

Interest expense	-
Income taxes paid	-

The accompanying notes are an integral part of these financial statements.

Sun New Media Group Limited
(Formerly known as Spearhead Group Limited)

Notes to Financial Statements
Period from June 6, 2005 (date of incorporation) to July 11, 2005

1. BASIS OF FINANCIAL STATEMENT PRESENTATION AND CORPORATE INFORMATION

Spearhead Group Limited ("SGL" or "the Company") was incorporated in the British Virgin Islands on June 6, 2005 as a limited liability company. As disclosed below, as of June 6, 2005, SGL had authorized capital US Dollar ("USD") 50,000 consisting of common stock of 50,000 shares with a par value of USD1.00 per share. One share of common stock was issued for cash to Sun Media Investments Holdings Limited ("SMIH") on June 22, 2005. The name of the Company was changed to Sun New Media Group Limited ("SNMG") on July 8, 2005.

On June 30, 2005, a resolution of the sole director of the Company pursuant to Clause 97 of the Articles of Association of the Company was passed increasing SNMG's authorized capital from USD50,000 to USD500,000 by the creation of 450,000 new shares of USD1.00 par value common stock with each new share ranking pari passu in all respects with the existing shares of the Company. The resolution was filed with the Registry of Corporate Affairs BVI Financial Services Commission on July 8, 2005. On July 9, 2005, SNMG issued an additional 249,999 shares of common stock to the Company's sole stockholder, SMIH.

SMIH was incorporated in the British Virgin Islands with limited liabilities on 12 June 2001. SMIH is an investment group focusing on growth opportunities in media markets in Asia, particularly Greater China.

The Company has had no operations since its incorporation, but the Company plans to be engaged in the provision of managerial and marketing services for the distribution and promotion of television programs and electronic publishing materials and websites (collectively the "Products"). On July 1, 2005, SMIH, Sun New Media Holdings Limited ("SNMH"), a limited company incorporated in the British Virgin Islands and wholly owned by SMIH, and the Company entered into a Deed (the "Deed") whereby the Company is appointed by SNMH to provide management and support services exclusively to SNMH's subsidiaries, Sun 365 Multi-Media Holdings Limited ("Sun 365") and Compass Multimedia Limited ("Compass") (collective the "Joint Venture Companies"), in relation to the promotion and marketing of various Products in the People's Republic of China ("PRC") and North America markets for a period of ten years ("Distribution Services"). Sun 365 and Compass are directly owned as to 85% and 51% by SMIH respectively.

According to the Deed, the Joint Venture Companies own the copy rights of numerous popular self-produced television programs. The programs include, but are not limited to, 'Yang Lan One On One', 'C'est La Vie!', 'C'est La Vie Daily', '66 Places of a Lifetime', 'Olympic and Me', distributed and broadcasted in the PRC. In addition, the Joint Venture Companies are also engaged in the provision of electronic publishing materials and websites to corporate and individual consumers.

In consideration for the provision of the Distribution Services, the Company will be entitled to:

    management of the day to day operations and affairs of the Joint Venture Companies;
    revenues generated by the Joint Venture Companies in connection with the advertising, marketing, corporate sponsorship and program distribution of the Products;
    receive distribution of profits from the Joint Venture Companies by way of dividend or otherwise; and

     receive any and all future revenue generated from the business activities of the Company.

Sun New Media Group Limited
(Formerly known as Spearhead Group Limited)

Notes to Financial Statements
Period from June 6, 2005 (date of incorporation) to July 11, 2005 receive any and all future revenue generated from the business activities of the Company.

In the event that the net profit after taxation generated by the Company pursuant to the Deed for the period from October 1, 2005 to September 30, 2006 is less than US$3 million, SNMH shall pay to the Company the deficiency upon demand. Other than this compensation for any shortfall in the net profit for the year ending September 30, 2006, no consideration in cash term will be payable to SNMG by SNMH or SMIH.

The Company did not record any value to the distribution rights deeded to the Company in connection with the agreement with SNMH and SMIH described above. This determination was made based on this being a non-monetary transaction with a related party on whose financial statements the distribution rights had a nil carrying value in accordance with United States Generally Accepted Accounting Principles.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation

The measurement basis used in the preparation of the financial statements is historical cost.

 Accounting Principles

The financial statements and accompanying notes are prepared in accordance with generally accepted accounting principles in the United States of America.

 Income taxes

The Company accounts for income taxes under the liability method. Deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reserve. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

 Foreign currencies

SNMG's functional currency is Reminbi. The assets and liabilities of the Company are translated at the exchange rates in effect at the balance sheet date and related revenue and expenses are translated at average exchange rates during the year. Related transaction gains or losses are reported as a separate component of accumulated other comprehensive income (loss). Foreign currency transaction gains and losses are included in the statement of operations.

3. CASH - DEPOSIT IN TRUST

The balance represents subscription monies received from the sole stockholder which is held in trust by the Company's attorney. The Company is able to utilize the deposit at its discretion.

Sun New Media Group Limited
(Formerly known as Spearhead Group Limited)

Notes to Financial Statements
Period from June 6, 2005 (date of incorporation) to July 11, 2005

4. POST BALANCE SHEET EVENT

Pursuant to the Share Purchase Agreement dated July 21, 2005, SNMG's sole stockholder, SMIH, agreed to sell to SE Global Equities Corp. ("SE Global"), a company incorporated in Minnesota, U.S.A 100% of the issued and outstanding shares of the Company. Upon closing of the aforesaid transaction, SE Global will be come the immediate holding company of SNMG.

Management Discussion & Analysis

About Sun New Media Group Limited. Sun New Media Group Limited ("SNMG") is a newly formed company in British Virgin Islands on June 6, 2005 under the name "Spearhead Group Limited." The Company has carried on business under the present name, "Sun New Media Group Limited" since 8 July, 2005. Its business objective is to seek overseas distributors, sponsorships and marketing channels to purchase the television programs and electronic publishing products produced by SNMG's affiliated companies. These television programs and electronic publishing products have significant recognition in People's Republic of China (the "PRC") but a relatively new product for the international markets.

Pursuant to the Deed among Sun Media Investment Holdings Limited ("Sun Media"), Sun New Media Holdings Limited ("SNMH") and Sun New Media Group Limited ("SNMG") executed on the 1st day of July 2005, Sun New Media Group Limited has been appointed by SNMH to provide certain managerial and operational services to advertise, promote and distribute in the PRC and North America markets various well known television programs (the "Programs") and electronic publishing materials and websites("Products") as set out in the Deed for a period of ten years.

The Deed allows SNMG to expand the Programs and the Products to the global Chinese audiences. The business merger between SNMG and US listed SE Global Equities Corp will provide the infrastructure required for SNMG to access the North America markets in a cost effective and timely manner. SNMG is a wholly owned subsidiary of Sun Media Investment Holdings Ltd.

Sun Media Investment Holdings Ltd ("Sun Media"). Sun Media was incorporated in the British Virgin Islands with limited liabilities on 12 June 2001 Sun Media and its subsidiaries ("Sun Media Group") is an investment company focusing on growth opportunities in media markets in Asia, particularly Greater China. Sun Media works to add value by creating and sustaining branded content platforms, which it can leverage across many different forms of media. Today, Sun Media Group is one of the largest privately owned media groups in China in terms of net assets value and profitability. Sun Media Group has activities in six strategic areas: television, news media, publishing, education, advertising and sports. In all, Sun Media has direct interests in 11 media companies, through which it holds shares in more than 30 media operations, controlling no less than 60 media brands in 9 countries and 15 cities.

Sun New Media Holding Ltd. ("SNMH"). Sun New Media Holding Ltd is a wholly owned subsidiary of Sun Media incorporated in the British Virgin Islands with limited liabilities and, in turn, holds 85% of the equity interest in Sun 365 Multi-Media Holding Limited, and 51% of the equity interest in Compass Multi-Media Limited. Companies owned by SNMH are primarily television production and website development arms of the group.

SNMG's Business. SNMG is under a 10-year management contract with SNMH to advertise, promote, expand and seek distribution channels and sponsorships for the Programs for the global markets in the PRC and the North America.

SNMG also provides similar services to Compass Multimedia Limited, an electronic publishing company incorporated in Hong Kong operating a number of financial and entertainment portals, in relation to advertising, promoting and distributing electronic publishing materials and a web site to the same markets.

SNMG holds the program distribution and licensing rights to all the programs produced and owned by Sun Media, SNMH and their subsidiaries. SNMG also owns other distribution rights in digital and electronic publishing format using the Internet and mobile phones as additional delivery channels.

SNMG enjoys revenues in connection with the advertising, marketing, corporate sponsorship and program distribution of the products and services as well as the entitlement to receive distribution of dividends.

The Programs include, but not limit to, Yang Lan One On One , C'est La Vie! , C'est La Vie Daily , 66 Places of a Lifetime , Olympics and Me .

For electronic publishing products and websites, the Products include: corporate publications, consumer publications, personalized magazine distribution, a user who has downloaded the proprietary software will be able to create his / her own personalized online magazine drawing content from a pool of publications aggregated online by SNMH and its subsidiaries.

The Board of Directors of SNMG believe that the rights under the Deed have a substantial value due to the number of years and the level of recognition the Programs have been known in the PRC. For example, Yang Lan One On One has been the leading standard of television interview shows in the PRC since June 2001 with guests include Bill Clinton, Jack Welch, Madeleine Albright, Richard Branson and many heads of states; and

C'est La Vie! is a popular weekly chat show talking about real issues for affluent modern women in China's cities aired through out China since January 2005. On average, twelve million viewers watch the program each week; and

C'est La Vie Daily, a daily helping of fashion, entertainment news and fun targeting urban women in their twenties in a group discussion format led by four beautiful young presenters. which will be launched airing later this year ; and

66 Places of a Lifetime is a fantasy travel series tapping into the new possibilities for travel for China's affluent classes. Since January 2005, this program has been broadcasted in a prime time evening slot on nationally syndicated Dragon TV; and

Olympics and Me; is a part game show, part talk show in which audience members learn about Olympic events, and interact with Olympians and is authorized by Organizing Committee of the Beijing Olympics in 2008. This program will start airing in late 2005.

In addition to the popular television programs, the electronic publishing materials including:

  Corporate publications, an electronic publication of corporate marketing magazines targeted at the customers, distributors, suppliers and internal staff of the major PRC enterprises such as Lenovo, Qingdao Beer, and Mengniu Dairy; and
  Consumer publications includes Compass TV Guide, an effective TV guide publication with search functions and attractive introductions of TV programs from participating broadcasters providing the first complete solution to this unmet information needs; and
  Personalized magazine distribution is a user who has downloaded the proprietary software will be able to create his / her own personalized online magazine drawing content from a pool of publications aggregated online by SNMH.

The Directors acknowledge that an exact value for such rights (based on many of the factors, assumptions and variables involved in estimating) are beyond the Company's control. However, based on a valuation adopted from a "Return on Assets" approach, the Directors' view that the top rating of many of these television Programs and the fact they have been aired for some time within the PRC with high rating and viewer-ship, the value of these intangible assets can be substantial without qualification.

Due to accounting treatment in accordance to US Generally Accepted Accounting Principle, the distribution rights in these Programs and Products of the Deed and the Director's valuation did not receive a valuation in the SNMG balance sheets.

Guaranteed Profits. In accordance with the Deeds, Sun Media Investment Holdings Ltd has provided a net revenue guarantee to SNMG. For the year from 1 October 2005 to 30 September 2006, in the event that the net revenue that Sun New Media Group Limited generated by the rights arising from the Programs and the Products as shown in its financial statements is less than US$3 million, Sun New Media Holdings Limited have undertaken, upon demand by Sun New Media Group Limited (provided that such demand shall not be given prior to 30 September 2006), to pay Sun New Media Group Limited the deficiency of such shortfall. As such all parties are incentivized to assure net profits exceed the floor net income afore-stated.

Risk Factors. There are a number of risk factors associated with the proposed business of SNMG which has been discussed in more detail in the information statement in "Summary of Transactions Contemplated by the Share Purchase Agreement - Risks Related to the Transaction". The main risks factors concerning SNMG's business in summary are:

  Apart from the Products guaranteed under the Deed, the business of SNMG is substantially dependent on the appointment by Sun Media and SNMH's affiliates for SNMG to provide managerial and operational services advertise, promote and distribute to the Programs and the Products of its affiliates.
  Political and economic policies of the PRC Government could affect SNMG's business
  The economy of China differs from the economies of most countries belonging to the Organisation for economic Co-operation and Development in a number of respects, including:
    structure;
    level of government involvement;
    level of development;
    level of capital reinvestment;
    control of foreign exchange; and
    allocation of resources.

Before its adoption of reform and open-door policies beginning in 1978, China was primarily a planned economy. Since that time, the PRC Government has been reforming the PRC economic system, and has also begun reforming the government structure in recent years. These reforms have resulted in significant economic growth and social progress. Although the PRC Government stills owns a significant portion of the productive assets in China, economic reform policies since the late 1970s have emphasised autonomous enterprises and the utilisation of market mechanisms. The Directors currently expect that the PRC Government will continue these reforms, further reduce governmental intervention with enterprises and rely more heavily on market mechanisms to allocate resources. Although the Directors believe these reforms will have a positive effect on the Company's overall and long-term development, the Directors cannot predict whether certain changes to China's political, economic and social conditions, laws, regulations, and policies will have any adverse effect on the Company's current or future business or results of operations.

Market for SNMG's Common Equity and Related Stockholders Matters

Market Information. The Common Stock of SNMG is not listed on a public market.

Holders of Common Stock. As of August 10, 2005, SNMG had one stockholder, Sun Media Investment Holdings Limited ("Sun Media"), holding one share of common stock of SNMG.

Dividend Policy. SNMG has not declared or paid any cash dividends since inception and does not intend to pay any cash dividends in the foreseeable future.

No Equity Compensation Plan. SNMG does not have an equity compensation plan.

Reports to Securities Holders. SNMG is currently not required to file annual, quarterly and special reports, Proxy Statements and other information with the SEC as it is not registered under the Securities Act of 1934.

Legal Proceedings

Neither SNMG or its parent company Sun Media, is a party to any material legal proceeding, nor to the knowledge of SNMG or Sun Media, is any such proceeding threatened against it or any of its subsidiaries.

Changes and Disagreements with Accountants

SNMG has had no change in, or disagreements with its principal independent accountant since its inception.

ELECTION OF DIRECTORS

Information Concerning Existing Board of Directors

The current officers of SE Global will resign their positions with SE Global at the closing of the Transaction and four new directors will be elected by the stockholders pursuant to this Proxy Statement. The current directors and officers of SE Global are as follows:
Name	Age	Position	Since

Hong-Lip Yow	32	President, Chief Operating Officer and Director	Jan. 6, 2004
Toby Chu	44	Chief Executive Officer, Chairman and Director	Feb. 20, 2001
Prithep Sosothikul	46	Director	Feb. 21, 2001
G. David Richardson	53	Director	Feb. 21, 2001
Sukanya Prachuabmoh	53	Director	Feb. 21, 2001

Hong-Lip Yow, President, Chief Operating Officer and Director. Mr. Yow has over seven years of experience in the direct access securities field with a proven track record in early stage high growth companies, distinguished leadership skills and extensive industry-wide contacts. Since joining SE Global as Senior Vice President in 2001, Mr. Yow has contributed greatly to the company's rapid growth. Mr. Yow successfully developed and guided entry strategies for new markets both domestically and internationally, facilitated key corporate initiatives designed to reduce or consolidate expenses, and continues to introduce new firms and clients to the company's order routing platform. Before joining SE Global, Mr. Yow served as a Director of Marketrade.com, a California-based direct access securities firm. During his two-year tenure at Marketrade.com, Mr. Yow was a significant contributor to the company's dramatic growth in both international and domestic markets and played a critical role in reengineering systems as the company went through a successful procedure restructuring. Prior to this, Mr. Yow worked at Bluestone Securities, in both the trading and customer services divisions. Mr. Yow received his Bachelor of Economics degree from the University of California.

Toby Chu, Chief Executive Officer, Chairman and Director. Mr. Toby Chu has been the President, CEO, and a Director of SE Global since it was founded in 1999. Since 1986, Mr. Toby Chu has also been the President, CEO, and Director of Capital Alliance Group Inc, a Canadian listed company, and parent company of SE Global Equities Corp. Mr. Chu also serves on the Board of Directors for 9 other privately and publicly held companies in Canada, United States, Hong Kong, the PRC and Switzerland. Mr. Chu has an extensive experience in business management and administration particularly in the areas of initial public offering, reverse take over, merger acquisition, corporate finance and venture capital.

Prior to his involvement with Capital Alliance Group, Mr. Chu was the operations manager of a major food distribution company and was also a director of three other computer-related companies that grossed over $25 million in 1992. In 1993, Mr. Chu was awarded the honor of "Top 40 Business People Under the Age of 40'" by the Business in Vancouver newspaper. He guided one of Capital Alliance Group's former subsidiaries, ANO Office Automation, to become the "33rd Fastest Growing Company out of 100 Companies in Canada" (PROFIT magazine - 1993), and guided Capital Alliance Group to become one of the "Top 100 Public Companies in Vancouver" ranked by Business in Vancouver Newspaper in 1994. Mr. Chu was nominated for the Ernst & Young Chartered Accountants and Montreal Trust sponsored Entrepreneur of the Year Award and made the short-list as one of the top 30 finalists among 300 nominees across Canada. Over the past two decades, Mr. Chu has founded, merged or acquired over twenty companies in a wide range of industry sectors including: information technology, Internet personnel services, academic and career education, marketing media, securities and investments. These companies currently have a business presence in Canada, United States, Thailand, Hong Kong, the PRC and the Middle East.

Prithep Sosothikul, Senior Vice President - South Asia and Director. Mr. Sosothikul earned his Bachelor of Science degree in Computer Science at the University of Missouri at Rolla. Mr. Sosothikul is a well-known business executive in Thailand with extensive contacts throughout Southeast Asia's IT industry including Singapore, Cambodia, India, Laos, Malaysia and the Philippines. Mr. Sosothikul completed his studies in the United States and returned to Thailand in 1980. Since his return to Thailand, he has worked for major international corporations such as Loxley Public Co., Ltd., the Seacon Group, Datamat Public Company Ltd., HCL, and Perot Systems of Singapore. For three years, he served as the president and executive director of Datamat Public Company Ltd. of Bangkok, Thailand. During these years, he guided Datamat in its international expansion plan and doubled their annual revenue from $65 million CAD to over $130 million CAD. Among other accomplishments, Mr. Sosothikul was the founder and managing director of Seacon Co. Ltd. He was also responsible for establishing corporate and marketing policies for Seacon Center, the fifth largest shopping center in the world, and the largest in Asia. He is also a Director of various private and public companies in Thailand with total revenue exceeding CDN$150 million dollars.

G. David Richardson, Director. Prior to becoming President of Investor First Financial Inc., Mr. Richardson worked with his family's business, James Richardson and Sons, Limited which was founded in 1857.

Concurrent with and supporting his experience with the family enterprise, Mr. Richardson was actively involved in government lobby activities. He was a founding member and director of the Asia Pacific Foundation and was co-leader in various government trade missions to Asia while on the Board of the Canada China Trade Council.

Mr. Richardson has served as director on many boards during the past 25 years as well as having been a past member of numerous charities and philanthropic activities. He is currently a Director Emeritus of Ducks Unlimited, Director of Novus Telecom Group Inc., and Director of International Kodiak Resources Inc. Mr. Richardson was elected to the Board of Capital Alliance Group Inc., the parent company of SE Global Equities, in August 1999 and joined the Board of SE Global in February 2001.

Sukanya Prachuabmoh, Director. Ms. Sukanya Prachuabmoh was appointed to Family Court Judge of Thailand in 1999 by his majesty the King, Rama 9. In addition to her experience in the public service sector, Ms. Prachuabmoh is an established businessperson who has business interest in market sectors ranging from banking, real estate, food, entertainment, and technology. Ms. Prachuabmoh is the Chairperson for Bovis (Thailand) Company Limited, a company specializing in the construction of airports, hospitals, schools, theaters, arenas, and offices. The Bovis Company spans 100 years of history, 36 countries, and six continents. Ms. Prachuabmoh is also Chairperson of the Datamat Public Company Limited, with business focus on computer system integration sales and servicing relating to major system installations. In addition, Ms. Prachuabmoh is a Director of the Rattanakonsin Institute of Technology, a fully accredited institution that focuses on medicine, computer science, engineering, and business management.

Information Concerning Nominees

The following nominees of Sun Media are expected to become executive officers and directors of SE Global at the closing of the Transaction.
Name	Age	Expected Position

Bruno Wu	39	Chairman, President, Chief Executive Officer and Director
Fendi Chung-Yee Cheung	36	Chief Financial Officer and Director
Chauncey Shey	47	Director
Jianzhong Ni	46	Director

The following describes the principal occupation of each proposed officer and director:

Mr. Bruno Wu, Chairman, President and Chief Executive Officer. Mr. Bruno Wu is the cofounder and Executive Chairman of Sun Media Investment Holdings Ltd. ("Sun Media"), one of the leading private media groups in China. Sun Media currently holds investment interests in 11 media related companies in Asia and its portfolio includes 31 magazine titles, 3 newspapers, 10 broadcasting television channels, 3 websites and various equity stakes in internet, multimedia products, education and college, sports and racing, and music and entertainment. Sun Media currently operates in 15 cities across 9 counties and regions.

Prior to Sun Media, Mr. Wu was the Chief Operating Officer from June 1998 to February 1999 of ATV, one of the two free-to-air networks in Hong Kong. He drastically improved ATV's performance ratings and financial standings. From 2001 to 2002, Mr. Wu was also the co-chairman of SINA Corporation, the world's largest Chinese internet media company. Mr. Wu received his Diploma of Studies in French Civilization from the University of Savoie, France in 1987, and graduated with a Bachelor of Science in Business Administration-Finance from Culver-Stockton College in Missouri in 1990. He later received his Master of Arts in International Affairs from Washington University, Missouri in 1993, and in 2001, he received his Ph.D. from the International Politics Department of College of Law, Fudan University, Shanghai, China.

Mr. Wu is a member of the international council of Museum of Television and Radio in New York and Los Angeles, and a member of both the International Council and the Foundation of The International Academy of Television Arts and Sciences USA, the organization that issues the annual International Emmy Award. In 2003, Mr. Wu was appointed as the Chairman of the iEMMYs Festival for a term of two years. Mr. Wu is also a trustee of the Board of Foreign Affairs University of China, the cradle of Chinese diplomats. In October 1998, Mr. Wu received the Super Media Star Award issued by Hong Kong - Macau Distinguished Person's Society.

Ms. Fendi Chung-Yee Cheung, Chief Financial Officer. Ms Cheung is the Chief Financial Officer (Greater China) of the Sun Business Network Limited, a company listed in Singapore. Miss Cheung has more than 12 years experience in a wide range of financial matters of companies in Hong Kong and PRC, including four spent as Financial Controller with companies listed in the Hong Kong Exchanges and Clearing Limited. Ms Cheung holds a Bachelor Degree of Arts in Accountancy from City Polytechnic of Hong Kong, and is a fellow member of the Associate of Chartered Certified Accountants; associate member of the Hong Kong Institute of Certified Public Accountants, and associate member of the Institute of Chartered Secretaries and Administrators and the Hong Kong Institute of Company Secretaries.

Mr. Chauncey Shey, Director. Mr. Chauncey Shey is the president and CEO of Softbank China Holding, and the managing partner of Softbank China Venture Capital (SBCVC). He is a co-founder and Director of UTStarcom Inc. (NASDA: UTSI), and served as UTStarcom's Executive Vice-President from 1995 to July, 1999. From 1991 to 1995, Mr. Shey was Executive Vice-President of StarCom Network Systems Inc., a telecom equipment provider; and Executive Vice President of StarCom Products Inc., a consulting business that develops software products and provides expertise in the fields of computers and telecommunications. From 1990 to 1991, Mr. Shey was a consultant to ATandT Bell Labs, and from 1986 to 1990, he was with DGMandS, a telecom software company. He holds a B.S. in Electrical Engineering from Shanghai Jiao Tong University and an M.S. in Computer Science from the State University of New York.

Mr. Jianzhong Ni, Director. Mr. Ni Jianzhong is the Deputy Chairman and General Secretary of China Mobile Communications Association (CMCA), and is the Founding Director of the Internet Society of China. He is a member of the Importing Censoring Committee for web-gaming for the Cultural Ministry of China, the Executive Director of SMS Site United Information Center, and the Executive Director of Beijing Fan Asia-Pacific Economy Institute. He has also served as a consultant for the Sino-Japan Economic Forum held by the Ministry of Economy and the Trade and Industry of Japan; a consultant for the Sino-Japan Mobile Communication Technologies Forum held by the Ministry of Public Management of

Japan; a consultant for the Sino-Korea Mobile Communications Association; and a consultant of the Hong Kong Chinese Communications General Chamber of Commerce. Mr. Ni graduated from Department of Chinese and Literature of Zhejiang University (formerly known as Hangzhou University).

Audit, Nomination, Compensation and Disclosure Committees

General. SE Global currently has no independent directors, as the term "independent" is defined by the rules of the Nasdaq Stock Market (although SE Global's Common Stock is not listed there), nor will SE Global have any independent directors following the appointment of the new directors.

Audit Committee. SE Global does not have a separately-designated standing audit committee. Rather, SE Global's audit committee function is carried out by the CEO and CFO, neither of whom meet the independent requirements for an audit committee member. SE Global's audit committee is responsible for: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) funding for the outside auditory and any outside advisors engagement by the audit committee. SE Global has adopted an audit committee charter.

Nominating and Compensation Committee. The board of directors does not have a nominating committee or compensation committee or any committees performing similar functions. In the future, SE Global intends to establish a compensation and nominating committees and adopt such other corporate governance functions as it believes appropriate and necessary for the protection of investors. Currently, each of these functions is being performed by the board of directors as a whole, none of whom are independent. Each committee, when established, will have a majority of independent directors.

SE Global intends to form a nominating committee in the future. At that time, it will adopt a nominating committee charter. At this time, SE Global does not have any policy with regard to the consideration of any director candidates recommended by security holders. SE Global believes that the establishment of such a policy is within the purview of a nominating committee. Similarly, SE Global does not have any specific qualifications for membership on the nominating committee or for a nominee to the board of directors at this time, although it expects that the nominating committee may implement such policies in the future and it is for this reason that SE Global does not know whether there will be any difference in the manner in which the nominating committee will evaluate nominees to be a director based on whether the nominee is recommended by a security holder or otherwise. The directors listed above represent persons selected by Sun Media as part of the share purchase agreement and negotiated with prior management of SE Global. At this time, SE Global does not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees to the board of directors. SE Global has not received any requests from any security holder recommending any nominees to its board of directors.

Disclosure Committee and Charter. SE Global has a disclosure committee and disclosure committee charter. SE Global 's disclosure committee is comprised of all of its officers and directors. The purpose of the committee is to provide assistance to the chief executive officer and the chief financial officer in fulfilling their responsibilities regarding the identification and disclosure of material information about SE Global and the accuracy, completeness and timeliness of SE Global's financial reports.

Information Concerning Current Board of Director Operations

All directors were in attendance at board and stockholder meetings held by SE Global during the last fiscal year. SE Global does not have a written policy with regard to board members' attendance at annual meetings.

The current board of directors of SE Global will be replaced on closing the Transaction with a new slate of directors selected by Sun Media. No member of the current board of directors has refused to stand for re-election or is choosing to resign as a result of a disagreement with SE Global related to its operations, policies or practices.

Although SE Global does not currently have a process for security holders to send communications to the board of directors, SE Global believes that such communication is an important corporate governance step and it intends to implement such a process as soon as practicable.

Executive Compensation.

Directors are permitted to receive fixed fees and other compensation for their services as directors, as determined by the Board of Directors. No amounts have been paid to directors of SE Global in such capacity since inception. Officers and directors of SE Global are reimbursed for any out-of-pocket expenses incurred by them on behalf of SE Global. As of August 10, 2005, executive of SE Global have not received any compensation, either directly or indirectly for their services as directors and executive officers of SE Global. Executive compensation is subject to changes concurrent with SE Global's requirements.

The following table summarizes the compensation paid to our President and Chief Executive Officer during the last three complete fiscal years. No other officer or director received annual compensation in excess of $100,000 during the last three complete fiscal years.
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Annual Compensation			Long Term Compensation			All Other Compen- sation
		Salary	Bonus	Other Annual Compen- sation	Awards		Payouts
					Securities Under Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts
Toby Chu CEO and Director(1)	2004 2003 2002	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil 100,000(3) Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Hong-Yip Yow President(2)	2004 2003 2002	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Notes:
(1)

Mr. Chu was appointed President, Chief Executive Officer and a director of our company on February 20, 2001. Mr. Chu stepped aside as President of SE Global to make room for Mr. Hong-Lip Yow to step into that position. Mr. Chu remains CEO and has been appointed to the position of Chairman.

(2)	Mr. Yow was appointed President of SE Global of January 6, 2004.
(3)

Mr. Chu was granted options to purchase 100,000 common shares in the capital of our company, pursuant to our 2001 Stock Option Plan. The options are exercisable at a price of $0.28 per share and expire on June 12, 2008.

The following table sets forth the annual salary for each executive officer of SE Global which will be in effect as of the Closing of the Transaction:
Name	Office	Annual Salary 2005 (projected)
Bruno Wu	Chairman, President and Chief Executive Officer	To be determined.(1)(2)
Cannie Kit-Ying Leung	Chief Financial Officer	To be determined (1)(2)
Notes:
(1)	The definitive compensation of SE Global officers will be determined by the Board of Directors of SE Global post-Closing of the Transaction.
(2)	Excluding any performance bonuses earned as discussed below.

Board of Directors Report on Executive Compensation

The Board of Directors of SE Global will be responsible for reviewing and determining the annual salary and other compensation of the executive officers and key employees of SE Global. The goals of SE Global are to align compensation with business objectives and performance and to enable SE Global to attract, retain and reward executive officers and other key employees who contribute to the long-term success of SE Global. SE Global will provide base salaries to its executive officers and key employees sufficient to provide motivation to achieve certain operating goals. Although salaries are not specifically tied to performance, incentive bonuses are available to certain executive officers and key employees. In the future, executive compensation may include without limitation cash bonuses, stock option grants and stock reward grants. In addition, SE Global may set up a pension plan or similar retirement plans.

SE Global has no pension, health, annuity, insurance, profit sharing or similar benefit plans. SE Global will not assume any and all pension, health, annuity, insurance, profit sharing or similar benefit plans in place by SNMG at the Closing of the Transaction.

Stock Options/SAR Grants.

No stock options were granted to our named executive office in the fiscal year ended December 31, 2004. The following grants of stock options or stock appreciation rights were made during the fiscal year ended December 31, 2003 to our named executive officers:

Options Granted to Our Named Executive Officers
in the Year Ended December 31, 2003

Name	Number of Shares of Common Stock Underlying Options Granted	% of Total Options Granted(1)	Exercise or Base Price ($/Share)	Expiration Date
Toby Chu	100,000	31%	$0.28	June 12, 2008
Note:
(1)	The total number of options to purchase common shares granted to employees/consultants/officers/directors during the fiscal year ended December 31, 2003 was 320,000.

Value of the Options Granted in the Year Ended December 31, 2003

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares of Common Stock Underlying Unexercised Options as December 31, 2003 Exercisable / Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2003 Exercisable / Unexercisable(1)
Toby Chu	Nil	Nil	100,000	8,000
Notes:
(1)	The closing bid price on December 31, 2003 was $0.36.
(2)	The closing bid price on December 31, 2004 was $0.95 giving a value of unexercised in the money options as of December 31, 2004 of $95,000 .

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table.

Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-the Money Options/SARs at FY-End ($) Exercisable/Unexercisable
Toby Chu	Nil	Nil	Nil	Nil

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our board of directors. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.

Compensation of Directors

No cash compensation was paid to any of SE Global's directors for the director's services as a director during the fiscal year ended December 31, 2004. SE Global has no standard arrangement pursuant to which its directors are compensated for their services in their capacity as directors except for the granting from time to time of incentive stock options. The board of directors may award special remuneration to any director undertaking any special services on behalf of SE Global other than services ordinarily required of a director. Other than indicated below, no director received and/or accrued any compensation for his services as a director, including committee participation and/or special assignments in the last two years.

On June 13, 2003, SE Global granted an aggregate of 120,000 options to purchase common shares in the capital of our company to four (4) of our directors and 100,000 options to purchase common shares in the capital of SE Global to a director who is also an officer of SE Global. The options are exercisable at a price of $0.28 per share and expire on June 12, 2008.

Employment Contracts and Termination of Employment or Change of Control

There are no compensatory plans or arrangements, including payments to be received from SE Global, with respect to anyone which would in any way result in payments to any such person because of his or her resignation, retirement, or other termination of such person's employment with SE Global or its subsidiaries, or any change in control of SE Global, or a change in the person's responsibilities following a changing in control of SE Global; whether the value of such compensation exceeds $100,000 per executive officer.

Familial Relationships

SE Global's Chief Executive Officer and the Chief Financial Officer are brother-in-laws.

Significant Employees

SE Global does not have any employees who are not executive officers, but who are expected to make a significant contribution to SE Global's business.

Involvement in certain legal proceedings

During the past five years, none of SE Global's directors, or  persons nominated to become a director, or executive officer, promoter or control person:

a.	was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;
b.	was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
c.

was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

d.

as found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Audit Committee Financial Expert

SE Global does not have an audit committee financial expert serving on the Board of Directors or an audit committee. The current board of directors of SE Global did not believe that the addition of such an expert would add anything meaningful to its company at this time. They also thought it would be unlikely that they would be able to attract an independent financial expert to serve on SE Global's Board of Directors at this stage of the company's development.

Under the applicable SEC standards, an audit committee financial expert means a person who has the following attributes:

  understanding of generally accepted accounting principles and financial statements;
  ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;
  experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;
  understanding of internal controls and procedures for financial reporting; and
  understanding of audit committee functions.

The SEC has only recently introduced the requirement to disclose whether a company has an independent financial expert on its audit committee. This requirement was one of the rule changes implemented as a result the Sarbanes Oxley Act introduced in August 2002. SE Global expects its new board of directors to revisit this issue once it has completed the Transaction.

Certain Relationships and Related Transactions

Other than disclosed below or otherwise in this document there have been no transactions by SE Global within the last two years where a director, officer or shareholder of SE Global, had a direct or indirect interest.

Over the last two years SE Global has received a number of loans from its parent company, Capital Alliance Group Inc. ("CAG"). As at March 31, 2005, $141,882 was owing by SE Global to CAG. During the fiscal year ended December 31, 2004, SE Global received net cash advances from CAG of $96,565 (2003 - $682,425 net cash advances from SE Global to CAG). As at December 31, 2004, $104,565 was owing by SE Global to CAG (December 31, 2003 - $8,000 was owed to CAG by SE Global.)

In conjunction with the Transaction, CAG has agreed to sell to Sun Media 500,000 of its shares of SE Global for an aggregate purchase price of $450,000. CAG has received $150,000 cash deposit from Sun Media to secure this share transaction. CAG has also agreed to enter into a management agreement with SE Global on close of the Transaction. CAG will receive 250,000 shares of SE Global as compensation for its performance under this management agreement.

During the year ended December 31, 2004 the Company incurred management and consulting fees to Directors and Officers of the Company in the amount of $91,700 (2003 - $114,312). Included in accounts payable are unpaid management fees of $43,000 owing to a Director of the Company.

Amounts due to and from related parties are unsecured, non-interest bearing and have no specific terms of repayment.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires SE Global's directors and executive officers and persons who own more than 10 percent of a registered class of SE Global's equity securities to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of SE Global. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish SE Global with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3, 4 and 5 supplied to SE Global, none of the officers, directors or 10 percent stockholders of SE Global were delinquent in any necessary filings under Section 16(a).

Code of Ethics

SE Global adopted a code of ethics in the spring of 2005. This Code of Ethics applies to SE Global's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. SE Global has posted the text of its code of ethics on its website at www.seglobal.com in connection with its "Investor Relations" materials. SE Global intends to promptly disclose (1) the nature of any amendment to its code of ethics that applies to SE Global's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (2) the nature of any waiver, including an implicit waiver, from a provision of SE Global's code of ethics that is granted to one of these specified officers, the name of such person who is granted the waiver and the date of the waiver on SE Global's website in the future.

Indemnification

The Minnesota Business Corporations Act Section 302A.521 contains provisions for indemnification of the officers and directors of SE Global. The Bylaws of SE Global allow Directors, officers, committee members, and other persons have the rights to indemnification provided by Section 302A.521 of the Minnesota Business Corporations Act and law amendatory thereof and supplementary thereto.

The officers and directors of SE Global are accountable to the stockholders of SE Global as fiduciaries, which means such officers and directors are required to exercise good faith and integrity in handling SE Global's affairs.

A stockholder may be able to institute legal action on behalf of himself and all other similarly situated stockholders, to recover damages where SE Global has failed or has refused to observe the law. Stockholders may, subject to applicable rules of civil procedure, be able to bring a class action or derivative suit to enforce their rights, including rights under certain federal and state securities laws and regulations. Stockholders who have suffered losses in connection with the purchase or sale of their interest in SE Global, due to a breach of fiduciary duty by an officer or director of SE Global in connection with such sale or purchase including, but not limited to, the misapplication by any such officer or director of the proceeds from the sale of any securities, may be able to recover such losses from SE Global.

SE Global may not be liable to its stockholders for errors in judgment or other acts or omissions not amounting to intentional misconduct, fraud or a knowing violation of the law, since provisions have been made in the Articles of Incorporation and By-laws limiting such liability. The Articles of Incorporation and By-laws also provide for indemnification of the officers and directors of SE Global in most cases for any liability suffered by them or arising out of their activities as officers and directors of SE Global, if they had not engaged in intentional misconduct, fraud or a knowing violation of the law. Therefore, purchasers of these securities may have a more limited right of action that they would have except for this limitation in the Articles of Incorporation and By-laws. SE Global has been advised that, it is the position of the SEC that, insofar as the foregoing provisions may be invoked to disclaim liability for damages arising under the Securities Exchange Act of 1934, such provisions are against public policy as expressed in the Securities Act and are therefore unenforceable.

SE Global may also purchase and maintain insurance on behalf of directors and officers, insuring against any liability asserted against such persons incurred in the capacity of director or officer or arising out of such status, whether or not SE Global would have the power to indemnify such persons.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 or the Securities and Exchange Act of 1934 may be permitted to directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

INDEPENDENT ACCOUNTANTS

SE Global's current auditor is the firm of Dale Matheson Carr-Hilton LaBonte. During the past two years there have been no changes in, or disagreements with, accountants on accounting and/or financial disclosure. SE Global does not expect a representative of Dale Matheson Carr-Hilton LaBonte to be present at the Meeting.

 During the fiscal years ended December 31, 2004 and December 31, 2003, Dale Matheson Carr-Hilton Labonte ("DMCL") provided various audit, audit related and non-audit services to us as follows:

	December 31, 2004	December 31, 2003

Audit and audit related service fees	30, 500	28, 600
Non-audit service fees	N:1	7, 300

The non-audit services in 2003 consisted solely of assistance in the preparation and filing of corporate tax returns for the Company and certain of its subsidiaries.

WHERE YOU CAN FIND MORE INFORMATION

SE Global files annual, quarterly and special reports, Proxy Statements and other information with the SEC. You can read and copy any materials that SE Global files with SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 0549; the SEC's regional offices located at Seven World Trade Center, New York, New York 10048 and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

INCORPORATION OF DOCUMENTS BY REFERENCE

General

The SEC allows SE Global to "incorporate by reference" the information it files with them, which means that SE Global can disclose important information to you without re-printing the information in this Proxy Statement by referring you to prior and future filings with the SEC. The information SE Global incorporates by reference is an important part of this Proxy Statement. Subsequent information that SE Global files with SEC will automatically update and supersede this information.

 SE Global incorporates by reference the following documents filed by SE Global pursuant to the Securities Exchange Act of 1934 any future filings SE Global makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act pertaining to this Proxy Statement. You may request a copy of these filings (other than an exhibit to any of these filings unless SE Global has specifically incorporated that exhibit by reference into the filing), at no cost, by writing or telephoning SE Global at the following address:

SE Global Equities Corp.
PO Box 297

1142 S. Diamond Bar Blvd.

Diamond Bar, CA 91765

Tel: 604-871-9909

You should rely only on the information SE Global has provided or incorporated by reference in this Proxy Statement or any supplement. SE Global has not authorized any person to provide information other than that provided here. SE Global has not authorized anyone to provide you with different information. You should not assume that the information in this Proxy Statement or any supplement is accurate as of any date other than the date on the front of the document.

Exhibit's
23.1	Consent of Dale Matheson Carr-Hilton Labonte, independent auditors of SE Global
23.2	Consent of Moores Rowland Mazars, independent auditors of SNMG
99.1	Proxy
99.2	Articles of Amendment
99.3	Audit Committee Charter

APPROVAL BY THE BOARD OF DIRECTORS

Whereby the Board of Directors of SE Global has approved the delivery of this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Toby Chu

_______________________________________
Toby Chu
Chairman,C.E.O. and Director

EXHIBIT "A"

ARTICLES OF AMENDMENT

MINNESOTA SECRETARY OF STATE AMENDMENT OF ARTICLES OF INCORPORATION

READ INSTRUCTIONS LISTED BELOW, BEFORE COMPLETING THIS FORM.

1. Type or print in black ink.

2. There is a $35.00 fee payable to the Secretary of State for filing this "Amendment of Articles of Incorporation".

3. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.

CORPORATE NAME: (List the name of the company prior to any desired name change)

SE Global Equities Corp.

This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

___/___/2005
Format (mm/dd/yyyy)

The following amendment(s) to articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form: 1 )
ARTICLE I
The name of this corporation shall be Sun New Media Inc.

ARTICLE III

A. Authorized Capital. The aggregate number of shares of stock which this corporation shall have the authority to issue is 750,000,000 shares of common stock with a par value of $0.01 per share and 250,000,000 shares of preferred stock with a par value of $0. 01 per share.

This amendment has been approved pursuant to Minnesota Statutes chapter 302A or 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

(Signature of Authorized Person)

Name and telephone number of contact person:	Toby Chu	(604)	871-9909
Please print legibly

If you have any questions please contact the Secretary of State's office at (651)296-2803.

RETURN TO: Secretary of State, Business Services Division

180 State Office Bldg., 100 Rev. Dr. Martin Luther King Jr. Blvd

St. Paul, MN 55155-1299, (651)296-2803

Make Check Payable to the "Secretary of State". Your cancelled Check is your receipt.

All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.

The Secretary of State's Office does not discriminate on the basis of race, creed, color, sex, sexual orientation, national origin, age, marital status, disability, religion, reliance on public assistance, or political opinions or affiliations in employment or the provision of services. This document can be made available in alternative formats, such as large print, Braille or audio tape, by calling (651)296-2803/Voice. For TTY communication, contact the Minnesota Relay Sevice at 1-800-627- 3529 and ask them to place a call to (651)296-2803.

bus4 Rev. 3-03

Proxy

ANNUAL GENERAL MEETING OF MEMBERS OF
SE GLOBAL EQUITIES CORP.

TO BE HELD AT 1200 -777 WEST BROADWAY AVENUE, VANCOUVER, BC ON SEPTEMBER 12, 2005, AT 2:00 PM PACIFIC STANDARD TIME.

The undersigned member ("Registered Shareholder") of the Corporation hereby appoints, Toby Chu, a Director of the Corporation, or failing this person, Tim Leong, an Officer of the Corporation, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Corporation and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Corporation registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)
				For	Against
1.	To approve the acquisition of all the shares of Sun New Media Group Limited from Sun Media Investment Holdings Ltd. on the terms described in the Information Statement dated August 10, 2005			______	______
2.	To approve a one for two reverse of the issued and outstanding shares of common stock of the Corporation			______	______
3.	To approve the amendment of the Articles of Incorporation to:			______	______
	a.	change the name of the Corporation to "Sun New Media Inc."		______	______
	b.	restore the authorized share capital of the Corporation to:		______	______
		i.	750,000 shares of common stock with a par value of $0.01 per share; and	______	______
		ii.	250,000 shares of preferred stock with a par value of $0.01 per share.	______	______
4.	To determine the number of Directors at four			______	______
				For	Withhold
5.	To elect as Director, Bruno Wu			______	______
6.	To elect as Director, Fendi Chung-Yee Cheung			______	______
7.	To elect as Director, Chauncy Shey			______	______
8.	To elect as Director, Jianzhong Ni			______	______
				For	Against
9.	To transact such other business as may properly come before the Meeting			______	______

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.
SIGN HERE:	_______________________________
Please Print Name:	_________________________________________________
Date:	_________________________________________________
Number of Shares Represented by Proxy:	_________________________________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Corporation.
2.	This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.
3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by SE Global Equities Corp.
4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.
5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:
(a) (a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;
OR
(b) (b) appoint another proxyholder, who need not be a Registered Shareholder of the Corporation, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.
6.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of Fidelity Transfer Co. no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing and facsimile address is:

FIDELITY TRANSFER CO.
1800 South West Temple, Suite 301, Salt Lake City, Utah 84115
Fax: 801-466-4122                                Phone: 801-484-7222